                                                                    Exhibit 10.2

                            COMPS INFOSYSTEMS, INC.

                     STOCK AND WARRANT PURCHASE AGREEMENT

     THIS AGREEMENT is made as of October 14, 1994, by and among COMPS Infosystems, Inc., a Delaware corporation (the "Company"), those entities, severally and not jointly, whose names are set forth on the Schedule of Purchasers attached hereto as Exhibit A (collectively, "Purchasers," and
                              ---------
individually, a "Purchaser") and Christopher A. Crane and Robert C. Beasley (the "Stockholders"). The parties hereby agree as follows:

     1.   Sale and Issuance of the Shares and Warrants.
          --------------------------------------------

          1.1  Sale and Issuance of the Series A Preferred Shares. Subject to
               --------------------------------------------------
the terms and conditions hereof, the Company will issue and sell to each Purchaser and each Purchaser will purchase the number of shares of the Company's Series A Preferred Stock (the "Shares") specified opposite the Purchaser's name on Exhibit A, at a price of $1.17087 per Share.
   ---------

          1.2  Issuance of Warrants.  In consideration for the purchase by the
               --------------------
Purchasers of the Shares, the Company will issue to each Purchaser a warrant in the form attached hereto as Exhibit B (individually, a "Warrant" and collectively, the "Warrants"), to purchase up to the number of shares of the Company's non-voting Class B Common Stock (the "Warrant Shares") set forth opposite such Purchaser's name on Exhibit A at an exercise price of $.01 per
                                  ---------
share.

     2.   Closing Date; Delivery.
          ----------------------

          2.1  Closing Date.
               ------------

               (a)  Purchase and Sale.  The closing of the purchase and sale of
                    -----------------
an aggregate of 4,270,336 Shares and of the issuance of the Warrants to purchase 379,869 shares of Class B Common Stock shall be held at the offices of Latham & Watkins, 701 B Street, Suite 2100, San Diego, CA 92101 at 1:00 p.m. on October 14, 1994, or at such other time and place as the Company and the Purchasers may agree in writing.

               (b)  Closing.  The closing referred to in Subsection (a) above is
                    -------
hereinafter referred to as the "Closing" and the date of the Closing is hereinafter referred to as the "Closing Date".

          2.2  Delivery.  Subject to the terms of this Agreement, at the Closing
               --------
the Company will deliver to each Purchaser a certificate representing the Shares to be purchased by and the Warrant to be issued to such Purchaser from the Company, against payment of the purchase price for the Shares by a check or checks payable to the order of the Company, or by wire transfer.

     3.   Representations and Warranties of the Company.  The Company and the
          ---------------------------------------------
Stockholders hereby represent and warrant to the Purchasers that except as set forth on a Schedule of Exceptions attached hereto as Exhibit C, which exceptions
                                                     ---------
shall be deemed to be representations and warranties as if made hereunder:

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

          3.1  Organization and Standing; Articles and By-Laws.  The Company is
               -----------------------------------------------
a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and has all requisite corporate power and authority to carry on its businesses as now conducted and as proposed to be conducted. The Company is qualified or licensed to do business as a foreign corporation in all jurisdictions where such qualification or licensing is required, except where the failure to so qualify would not have a material adverse effect upon the Company. Complete copies of the Company's Certificate of Incorporation, Bylaws, minutes and consents of stockholders and of the Board of Directors are available for inspection at the Company's offices and have been previously provided to special counsel for the Purchasers.

          3.2  Corporate Power.  The Company has now, or will have at the
               ---------------
Closing Date, all requisite corporate power to enter into this Agreement, the Investor Rights Agreement (the "Investor Rights Agreement") in the form attached hereto as Exhibit D, the Right of First Refusal and Co-Sale Agreement attached
          ---------
hereto as Exhibit E (the "Co-Sale Agreement"), and the Shareholder Buy-Out and
          ---------
Voting Agreement attached hereto as Exhibit F (the "Shareholder Buy-Out and
                                    ---------
Voting Agreement") (together, the "Collateral Agreements") and to sell and issue the Shares and Warrants and the Warrant Shares upon exercise of the Warrants and to issue the Company's Class A Common Stock upon conversion of the Shares. This Agreement and each of the Collateral Agreements is a valid and binding obligation of the Company enforceable in accordance with its terms, except as the same may be limited by bankruptcy, insolvency, moratorium, and other laws of general application affecting the enforcement of creditors' rights.

          3.3 Subsidiaries. The Company does not control, directly or indirectly, any other corporation, association or business entity.

          3.4  Capitalization.  The authorized capital stock of the Company is
               --------------
25,000,000 shares of Common Stock of which 22,500,000 shares are designated as Class A Common Stock and 2,500,000 shares are designated as Class B Common Stock and 5,000,000 shares of preferred stock ("Preferred Stock") of which 4,270,336 shares are designated as Series A Preferred Stock. There are issued and outstanding 6,482,000 shares of the Company's Class A Common Stock. All issued and outstanding shares have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in compliance with all applicable state and federal laws concerning the issuance of securities. There are 811,160 shares of Class B Common Stock reserved for issuance to the Company's officers, directors, employees and consultants pursuant to Company compensation plans, and 379,869 shares of Class B Common Stock reserved for issuance to holders of the Warrants upon exercise of the Warrants. The Company has provided the Purchasers with a complete and accurate list, as of immediately prior to the Closing, of all holders of any and all rights, options, warrants or conversion rights to purchase or acquire from the Company any of its capital stock, along with the number of shares of capital stock issuable upon exercise of such rights. Except for such rights, there are no outstanding rights, options, warrants, conversion rights or agreements for the purchase or acquisition from the Company of any shares of its capital stock.

          3.5  Authorization.
               -------------

               (a)  Corporate Action.  All corporate action on the part of the
                    ----------------
Company, its officers, directors and stockholders necessary for the sale and issuance of the

Shares and Warrants pursuant hereto, the issuance of the Warrant Shares upon the exercise of the Warrants, the issuance of the Class A Common Stock issuable upon conversion of the Shares and the performance of the Company's obligations hereunder and under each of the Collateral Agreements has been taken or will be taken prior to the Closing. The Company has duly reserved an aggregate of 379,869 shares of Class B Common Stock for issuance upon exercise of the Warrants, and 4,270,336 shares of Class A Common Stock for issuance upon conversion of the Shares.

               (b)  Valid Issuance.  The Shares and Warrants, when issued in
                    --------------
compliance with the provisions of this Agreement, the Warrant Shares, when issued in accordance with the terms of the Warrants and each of the Collateral Agreements, and the shares of Class A Common Stock issued upon conversion of the Shares when issued in accordance with the provisions of the Company's Certificate of Incorporation, will be validly issued, fully paid and nonassessable and will be free of any liens or encumbrances other than those created by the Purchasers; provided, however, that all such shares may be subject to restrictions on transfer under state and/or federal securities laws as set forth herein, and as may be required by future changes in such laws. The rights, preferences, privileges and restrictions of the Series A Preferred Stock are as set forth in the Restated Certificate of Incorporation, the form of which is attached hereto as Exhibit G (the "Restated Certificate").

               (c)  No Preemptive Rights.  No person has any right of first
                    --------------------
refusal or any preemptive rights in connection with the issuance of the Shares or Warrants, the issuance of the Warrant Shares upon exercise of the Warrants, the issuance of the Class A Common Stock upon conversion of the Shares or any future issuances of securities by the Company other than those held by the Purchasers or those contemplated by the Collateral Agreements.

          3.6  Patents, Trademarks, etc.  The Company owns and possesses or is
               ------------------------
licensed under all patents, patent applications, licenses, trademarks, trade names, brand names, inventions and copyrights employed in the operation of its business as now conducted and as proposed to be conducted, with no infringement of or conflict with the rights of others respecting any of the same. The operation of the Company's business as now conducted or as proposed to be conducted does not and will not infringe any patent or other proprietary rights of others respecting any of the same. The Company is not obligated to make any payments by way of royalties, fees or otherwise to any owner, licensor of, or other claimant to any patent, trademark, trade name, copyright or other intangible asset, with respect to the use thereof or in connection with the conduct of its business, or otherwise. The Company has not received any communications alleging that it has violated or, by conducting its business as proposed, would violate any of the patents, trademarks, service marks, trade names, copyrights or trade secrets or other proprietary rights of any other person or entity, nor is the Company aware of any basis for the foregoing.

          3.7  Compliance with Other Instruments, None Burdensome, Etc.  The
               -------------------------------------------------------
Company is not in violation of any term of its Restated Certificate or Bylaws, nor is the Company in violation of or in default in any material respect under the terms of any mortgage, indenture, contract, agreement, instrument, judgment or decree, the violation of which would have a material adverse effect on the Company as a whole, and is not in violation of any order, statute, rule or regulation applicable to the Company, the violation of which would have a material adverse effect on the Company. The execution, delivery and performance of and compliance with this Agreement and each of the Collateral Agreements, and the issuance and sale of the Shares and Warrants pursuant hereto or of the Warrant Shares pursuant to the terms of the Warrants, will not (a) result in any such violation, or (b) be in conflict with or constitute a default under any such term, or (c) result in the creation of any mortgage, pledge, lien, encumbrance or charge upon any of the properties or assets of the Company pursuant to any such term. To the best knowledge of the Company, there is no such term which materially adversely affects, or in the future may materially adversely affect, the business, prospects, condition, affairs or operations of the Company or any of its properties or assets.

          3.8  Proprietary Agreements; Employees.  Each employee of the Company
               ---------------------------------
has executed an agreement regarding confidentiality and proprietary information, the form of which has been provided to special counsel to the Purchasers. The Company is not aware that any of its employees is in violation thereof and will use its best efforts to prevent any such violation. The Company is not aware that any of its employees is obligated under any contract (including licenses, covenants or commitments of any nature) or other agreement, or subject to any judgment, decree or order of any court or administrative agency, that would interfere with the use of his or her best efforts to promote the interests of the Company or that would conflict with the Company's business as conducted or as proposed to be conducted or that would prevent any such employee from assigning inventions to the Company. Neither the execution nor delivery of this Agreement or the Collateral Agreements, nor the carrying on of the Company's business as proposed, will, to the Company's knowledge, conflict with or result in a breach of the terms, conditions or provisions of, or constitute a default under, any contract, covenant or instrument under which any of such employees is now obligated. The Company does not believe that it is or will be necessary for the Company to utilize any inventions of any of its employees (or people it currently intends to hire) made prior to their employment by the Company.

          3.9  Litigation, Etc.  There is no action, proceeding or investigation
               ---------------
pending against the Company or its officers, directors or stockholders, or to the best of the Company's knowledge, against employees or consultants of the Company (or, to the best of the Company's knowledge, any basis therefor or threat thereof): (1) which might result, either individually or in the aggregate, in (a) any material adverse change in the business, prospects, conditions, affairs or operations of the Company or in any of its properties or assets, or (b) any material impairment of the right or ability of the Company to carry on its business as now conducted or as proposed to be conducted, or (c) any material liability on the part of the Company; or (2) which questions the validity of this Agreement, the Collateral Agreements or any action taken or to be taken in connection herewith or thereunder, including in each case, without limitation, actions pending or threatened involving the prior employment of any of the Company's employees, the use in connection with the Company's business of any information or techniques allegedly proprietary to any of its former employees, or their obligations under any agreements with prior employers. The Company is not a party to or subject to the provisions of any order, writ, injunction, judgment or decree of any court or government agency or instrumentality. There is no action, suit, proceeding or investigation by the Company currently pending or which the Company currently intends to initiate.

          3.10 Governmental Consent, Etc.  No consent, approval or authorization
               -------------------------
of or designation, declaration or filing with any governmental authority on the part of the Company is required in connection with: (a) the valid execution and delivery of this Agreement or either of the Collateral Agreements; or (b) the offer, sale or issuance of the Shares and Warrants, the issuance of the Warrant Shares upon exercise of the Warrants, or the issuance of the shares of Common Stock issuable upon conversion of the Preferred Stock or (c) the obtaining of the consents, permits and waivers specified in Subsection 5.1(b) hereof, except the filing of the Restated Articles and, if required, filings or qualifications under the California Corporate Securities Law of 1968, as amended (the "California Law"), or other applicable blue sky laws, which filings or qualifications, if required, will have been timely filed or obtained after the sale of the Shares and Warrants.

         3.11  Offering.  In reliance in part on the representations and
               --------
warranties of the Purchasers in Section 4 hereof, the offer, sale and issuance of the Shares and Warrants in conformity with the terms of this Agreement will not result in a violation of the requirements of Section 5 of the Securities Act of 1933, as amended (the "Securities Act") or the qualification or registration requirements of the California Law or other applicable blue sky laws.

         3.12  Taxes.  The Company has filed all tax returns that are required
               -----
to have been filed with appropriate federal, state, county and local governmental agencies or instrumentalities, except where the failure to do so would not have a material adverse effect upon the Company, taken as a whole. The Company has paid or established reserves for all income, franchise and other taxes, assessments, governmental charges, penalties, interest and fines due and payable by them on or before the Closing. There is no pending dispute with any taxing authority relating to any of such returns and the Company has no knowledge of any proposed liability for any tax to be imposed upon the properties or assets of the Company for which there is not an adequate reserve reflected in the Financial Statements (as defined below).

         3.13  Title.  The Company owns its property and assets, including the
               -----
properties and assets reflected in the Financial Statements, free and clear of all liens, mortgages, loans or encumbrances except liens for current taxes, and such encumbrances and liens which arise in the ordinary course of business and do not materially impair the Company's ownership or use of such property or assets. With respect to the property and assets leased by the Company, the Company is in compliance with such leases and, to the best of the Company's knowledge, holds valid leasehold interests free and clear of any liens, claims or encumbrances.

         3.14  Material Contracts and Commitments.  All of the contracts,
               ----------------------------------
mortgages, indentures, agreements, instruments and transactions to which the Company is a party or by which it is bound (including purchase orders to the Company or placed by the Company) which involve obligations of, or payments to, the Company in excess of Twenty-Five Thousand Dollars ($25,000) and all agreements between the Company and its stockholders, officers, directors, consultants and employees are either (i) attached as exhibits to this Agreement, or (ii) set forth on the list attached hereto as Exhibit H (the "Contracts"),
                                                 ---------
copies of which have been delivered to special counsel to the Purchasers. All of the Contracts are valid, binding and in full force and effect and enforceable by the Company in accordance with their respective terms in all material respects, subject to the effect of applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting enforcement of creditors' rights and rules or laws concerning equitable remedies. The Company is not in material default under any of such Contracts. To the best of the Company's knowledge, no other party to any of the Contracts is in material default thereunder.

          3.15  Financial Statements.  The Company has delivered to each
                --------------------
Purchaser its audited balance sheets as of December 31, 1992 and December 31, 1993 and its unaudited balance sheet as of August 31, 1994, (the "Balance Sheets") and its audited consolidated income statements and cash flow statements for the five month period ended December 31, 1992 and the twelve month period ended December 31, 1993 and its unaudited consolidated income statement and cash flow statement for the period ended August 31, 1994 (the above financial statements are hereinafter collectively referred to as the "Financial Statements"). The Financial Statements are complete and correct in all material respects and have been prepared in accordance with generally accepted accounting principles applied on a consistent basis throughout the relevant period. The Financial Statements accurately set out and describe the financial condition and operating results of the Company as of the date, and during the period, indicated therein. Except as set forth in the Financial Statements, the Company has no liabilities of any nature (matured or unmatured, fixed or contingent), other than (i) liabilities incurred in the ordinary course of business subsequent to August 31, 1994, and (ii) obligations under contracts and commitments incurred in the ordinary course of business and not required under generally accepted accounting principles to be reflected in the Financial Statements, which, individually or in the aggregate, are not material to the financial condition or operating results of the Company. The Company maintains and will continue to maintain a standard system of accounting established and administered in accordance with generally accepted accounting principles.

          3.16  Absence of Changes. Since December 31, 1993: (a) the Company has
                ------------------
not entered into any transaction which was not in the ordinary course of business, (b) there has been no material adverse change in the condition (financial or otherwise) of the business, property, assets or liabilities of the Company other than changes in the ordinary course of its business, none of which, individually or in the aggregate, has been materially adverse, (c) there has been no damage to, destruction of or loss of physical property (whether or not covered by insurance) materially and adversely affecting the assets, prospects, financial condition, operating results. business or operations of the Company, (d) the Company has not declared or paid any dividend or made any distribution on its stock, or redeemed, purchased or otherwise acquired any of its stock, (e) the Company has not materially changed any compensation arrangement or agreement with any of its key employees or executive officers, or materially changed the rate of pay of its employees as a group, (f) the Company has not received notice that there has been a cancellation of an order for the Company's products or a loss of a customer of the Company, the cancellation or loss of which would materially adversely affect the business of the Company, (g) the Company has not changed or amended any material contract by which the Company or any of its assets are bound or subject, except as contemplated by this Agreement, (h) there has been no resignation or termination of employment of any key officer or employee of the Company and the Company does not know of any impending resignation or termination of employment of any such officer or employee that if consummated would have a material adverse effect on the business of the Company, (i) there has been no labor dispute involving the Company or its employees and none is pending or, to the best of the Company's knowledge, threatened, (j) there has been no change, except in the ordinary course of business, in the material contingent obligations of the Company (nor in any continent obligation of the Company regarding any director, shareholder or key employee or officer of the Company) by way of guaranty, endorsement, indemnity, warranty or otherwise, (k) there have been no loans made by the Company to any of its employees, officers or directors other than travel advances and other advances made in the ordinary course of business,
(1) there has been no waiver by the Company of a valuable right or of a material debt owing to it, (m) there has not been any satisfaction or discharge of any lien, claims or encumbrance or any payment of any obligation by the Company, except in the ordinary course of business and which is not material to the assets, properties, financial condition, operating results or business of the Company, and (n) to the best of the knowledge of the Company, there has been no other event or condition of any character pertaining to and materially adversely affecting the assets or business of the Company.

         3.17  Outstanding Indebtedness. Except as disclosed in the Balance
               ------------------------
Sheets, the Company has no indebtedness for borrowed money which it has directly or indirectly created, incurred, assumed or guaranteed, or with respect to which it has otherwise become liable, directly or indirectly.

         3.18  Registration Rights. Other than as granted pursuant to the
               -------------------
Investor Rights Agreement, the Company has not granted or agreed to grant any rights to register, as that term is defined in the Investor Rights Agreement of the Company's presently outstanding securities or any of its securities that may hereafter be issued.

         3.19  Certain Transactions. The Company is not indebted, directly or
               --------------------
indirectly, to any of its officers, directors or stockholders or to their spouses or children, in any amount whatsoever; and none of said officers, directors or, to the best of the Company's knowledge, stockholders, or any member of their immediate families, are indebted to the Company or have any direct or indirect ownership interest in any firm or corporation with which the Company is affiliated or with which the Company has a business relationship (except as a holder of securities of a corporation whose securities are publicly traded and which is subject to the reporting requirements of the Securities Exchange Act of 1934, to the extent of owning not more than two percent (2%) of the issued and outstanding securities of such corporation). No such officer, director or stockholder, or any member of their immediate families, is, directly or indirectly, interested in any material contract with the Company. The Company is not guarantor or indemnitor of any indebtedness of any other person, firm or corporation.

         3.20  Corporate Documents. Minute Books. Except for amendments
               -------------------
necessary to satisfy representations and warranties or conditions contained herein (the form of which amendments has been approved by the Purchaser), the Certificate of Incorporation and Bylaws of the Company are in the form previously provided to special counsel to the Purchaser. The minute books of the Company previously provided to special counsel to the Purchasers contain a complete summary of all meetings and corporate actions of directors and shareholders since the time of incorporation of the Company.

         3.21  Employee Benefit Plans. With the exception of a 401(k) plan, the
               ----------------------
Company does not have any "employee benefit plan" as defined in the Employee Retirement Income Security Act of 1974, as amended.

         3.22  Real Property Holding Corporation. The Company is not a "real
               ---------------------------------
property holding corporation" within the meaning of Section 897(c)(2) of the United States Internal Revenue Code of 1986, as amended.

         3.23  Qualified Small Business. The Company is a "qualified small
               ------------------------
business" within the meaning of Section 1202(d) of the Internal Revenue Code of 1986, as amended, as of the date of issuance of the Shares. The Company will use reasonable efforts to comply with the reporting and recordkeeping, requirements of Section 1202 and any regulations promulgated thereunder if and for so long as it appears to the Company that the Purchasers may be able to obtain the benefits of Section 1202 and any such regulations.

         3.24  Disclosure. No representation or warranty by the Company in this
               ----------
Agreement, or in any document or certificate furnished or to be furnished to the Purchasers pursuant hereto or in connection with the transactions contemplated hereby, when taken together, contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements made herein and therein, in the light of the circumstances under which they were made, not misleading; provided, however, that with regard to the operating projections which have been delivered to the Purchaser, the Company represents only that such projections were prepared in good faith and that the Company reasonably believes there is a reasonable basis for such projections.

     4.   Representations and Warranties of Purchasers and Restrictions on
          ----------------------------------------------------------------
Transfer Imposed by the Securities Act.
--------------------------------------

          4.1  Representations and Warranties by the Purchaser. Each Purchaser
               -----------------------------------------------
represents and warrants to the Company as of the date hereof and as of the Closing Date as follows:

               (a)  Investment Intent. This Agreement is made with the
                    -----------------
Purchasers in reliance upon their representation to the Company, evidenced by each Purchaser's execution of this Agreement, that each Purchaser is acquiring the Shares and Warrants, and will acquire the Warrant Shares issuable upon exercise of the Warrants and the Class A Common Stock issuable upon conversion of Shares (collectively the "Securities") for investment for such Purchaser's own account, not as nominee or agent, for investment and not with a view to, or for resale in connection with, any distribution or public offering thereof within the meaning of the Securities Act and the California Law. Each Purchaser has the full right, power and authority to enter into and perform this Agreement and the Collateral Agreements and this Agreement and each of the Collateral Agreements constitute valid and binding obligations upon it.

               (b)  Shares Not Registered. Each Purchaser understands and
                    ---------------------
acknowledges that the offering of the Securities pursuant to this Agreement will not be registered under the Securities Act or qualified under the California Law on the grounds that the offering and sale of securities contemplated by this Agreement are exempt from registration under the Securities Act and exempt from qualification pursuant to Section 25102(f) of the California Law, and that the Company's reliance upon such exemptions is predicated upon such Purchaser's representations set forth in this Agreement.

               (c)  No Transfer. Each Purchaser covenants that in no event will
                    -----------
such Purchaser dispose of any of the Securities (other than in conjunction with an effective registration statement for the Securities under the Securities Act or in compliance with Rule 144 promulgated under the Securities Act) unless and until (i) such Purchaser shall have notified the Company of the proposed disposition and shall have furnished the Company with a statement of the circumstances surrounding the proposed disposition, and (ii) if reasonably requested by the Company, such Purchaser shall have furnished the Company with an opinion of counsel satisfactory in form and substance to the Company to the effect that (x) such disposition will not require registration under the Securities Act and (y) appropriate action necessary for compliance with the Securities Act, the California Law and any other applicable state, local or foreign law has been taken. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144, other than opinions with regard to sales under Rule 144(k) as stated in Section 4.3 of this Agreement.

               (d)  Permitted Transfers. Notwithstanding the provisions of
                    -------------------
Subsection (c) above, no registration statement or opinion of counsel shall be necessary for a transfer by a Purchaser which is a partnership to a partner of such partnership or a former partner of such partnership who leaves such partnership after the date hereof, or to the estate of any such partner or former partner or the transfer by gift, will or intestate succession of any partner to his spouse or lineal descendants or ancestors, if the transferee agrees in writing to be bound by the terms of this Agreement to the same extent as if he were an original Purchaser hereunder.

               (e)  Knowledge and Experience. Each Purchaser represents that it
                    ------------------------
(i) has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of such Purchaser's prospective investment in the Securities; (ii) has the ability to bear the economic risks of such Purchaser's prospective investment; (iii) has been furnished with and has had access to such information as such Purchaser has considered necessary to make a determination as to the purchase of the Securities; (iv) has had all questions which have been asked by such Purchaser satisfactorily answered by the Company; and (v) has not been offered the Securities by any form of advertisement, article, notice or other communication published in any newspaper, magazine, or similar media or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any such media.

               (f)  Accredited Investor. Each Purchaser is an "accredited
                    -------------------
investor" within the meaning of Securities and Exchange Commission ("SEC") Rule 501 of Regulation D, as presently in effect.

               (g)  Not Organized to Purchase. The Purchaser has not been
                    -------------------------
organized for the purpose of purchasing the Securities.

               (h)  Holding Requirements. Each Purchaser understands that if the
                    --------------------
Company does not (i) register its Common Stock with the SEC pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), (ii) become subject to Section 15(d) of the Exchange Act, (iii) supply information pursuant to Rule 15c2-11 thereunder, or (iv) have a registration statement covering the Securities (or a filing pursuant to the exemption from registration under Regulation A of the Securities Act covering the Securities) under the

Securities Act in effect when it desires to sell the Securities, such Purchaser may be required to hold the Securities for an indeterminate period. Each Purchaser also understands that any sale of the Securities that might be made by such Purchaser in reliance upon Rule 144 under the Securities Act may be made only in limited amounts in accordance with the terms and conditions of that rule.

          4.2  Legends. Each certificate representing the Securities may be
               -------
endorsed with the following legends:

               (a)  Federal Legend. THE SECURITIES REPRESENTED BY THIS
                    --------------
CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (i) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT OR (ii) IN COMPLIANCE WITH RULE 144, OR
(iii) PURSUANT TO AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SAID SALE, OFFER OR DISTRIBUTION.

               (b)  Other Legends. Any other legends required by the Law or
                    -------------
other applicable state blue sky laws.

The Company need not register a transfer of legended Securities, and may also instruct its transfer agent not to register the transfer of the Securities, unless the conditions specified in each of the foregoing legends are satisfied.

          4.3  Removal of Legend and Transfer Restrictions. Any legend endorsed
               -------------------------------------------
on a certificate pursuant to Subsection 4.2(a) and the stop transfer instructions with respect to such legended Securities shall be removed, and the Company shall issue a certificate without such legend to the holder of such Securities if such Securities are registered under the Securities Act and a prospectus meeting the requirements of Section 10 of the Securities Act is available or if such holder satisfies the requirements of Rule 144(k) and, where reasonably deemed necessary by the Company, provides the Company with an opinion of counsel for such holder of the Securities, reasonably satisfactory to the Company, to the effect that (i) such holder, meets the requirements of Rule 144(k) or (ii) a public sale, transfer or assignment of such Securities may be made without registration.

          4.4  Rule 144. Each Purchaser is aware of the adoption of Rule 144 by
               --------
the SEC promulgated under the Securities Act, which permits limited public resales of securities acquired in a nonpublic offering, subject to the satisfaction of certain conditions. Each Purchaser understands that under Rule 144, the conditions include, among other things: the availability of certain current public information about the issuer and the resale occurring not less than two years after the party has purchased and paid for the securities to be sold.

     5.   Conditions to Closing.
          ---------------------

          5.1  Conditions to Purchasers' Obligations. The obligation of each
               ------------------------
Purchaser to purchase the Shares at the Closing is subject to the fulfillment to its satisfaction, on or prior to the Closing Date, of the following conditions, any of which may be waived in accordance with the provisions of Subsection 8.1 hereof:

               (a)  Representations and Warranties Correct; Performance of
                    ------------------------------------------------------
Obligations. The representations and warranties made by the Company in Section 3
-----------
hereof shall be true and correct when made, and shall be true and correct in all material respects on the Closing Date with the same force and effect as if they had been made on and as of said date. The Company's business and assets shall not have been adversely affected in any material way prior to the Closing Date. The Company shall have performed in all material respects all obligations and conditions herein required to be performed or observed by it on or prior to the Closing Date.

               (b)  Consents and Waivers. The Company shall have obtained in a
                    --------------------
timely fashion any and all consents, permits and waivers necessary or appropriate for consummation of the transactions contemplated by this Agreement.

               (c)  Amendment of Bylaws; Board of Directors. On or prior to the
                    ---------------------------------------
Closing Date the Company shall have amended its Bylaws to provide for a fixed Board of Directors set at four (4). Effective upon the Closing, Walter G. Kortschak shall have been appointed to the Company's Board of Directors. The Company and Walter G. Kortschak shall have entered into an indemnification agreement reasonably acceptable to special counsel to the Purchasers. The Compensation Committee of the Board of Directors shall consist, effective upon the Closing, of those persons described in Section 6.7 hereof.

               (d)  Filing of the Restated Certificate; Effectiveness of Merger.
                    -----------------------------------------------------------
The Restated Certificate shall have been filed with the Delaware Secretary of State, and the merger of Business Real Estate Information Corporation, a California corporation, with and into the Company, shall be effective in each of Delaware and California.

               (e)  Investor Rights Agreement. The Company and each Purchaser
                    -------------------------
shall have executed and delivered the Investor Rights Agreement in the form attached as Exhibit E hereto.
            ---------

               (f)  Co-Sale Agreement. The Company, the Purchasers and the
                    -----------------
Stockholders shall have executed and delivered the Co-Sale Agreement in the form attached as Exhibit G hereto.
            ---------

               (g)  Shareholder Buy-Out and Voting Agreement. The Purchasers,
                    ----------------------------------------
the Company, Christopher A. Crane and Robert C. Beasley shall have executed and delivered the Shareholder Buy-Out and Voting Agreement.

               (h)  Compliance Certificate. The Company shall have delivered a
                    ----------------------
Certificate, executed by the President of the Company, dated the Closing Date, certifying to the fulfillment of the conditions specified in Subsections (a),
(b), (c) and (d) of this section 5.1.

               (i)  Opinion of Counsel. The Purchasers shall have received an
                    ------------------
opinion from the Company's counsel, in substantially the form attached hereto as Exhibit J.
---------

               (j)  Employment Agreement. The Company shall have entered into an
                    --------------------
Employment Agreement with Christopher A. Crane in a form reasonably acceptable to the Purchasers.

          5.2  Conditions to Obligations of the Company. The Company's
               ----------------------------------------
obligation to sell and issue the Shares and Warrants at the Closing is subject to the fulfillment to the satisfaction of the Company on or prior to the Closing Date of the following conditions, any of which may be waived by the Company:

               (a)  Representations and Warranties Correct. The representations
                    --------------------------------------
and warranties made by each Purchaser in Section 4 hereof shall be true and correct when made, and shall be true and correct on the Closing Date with the same force and effect as if they had been made on and as of said date.

               (b)  Conditions Fulfilled. The conditions set forth in
                    --------------------
Subsections (b) and (d) of Section 5.1 shall have been fulfilled.

    6.   Covenants of the Company.  The Company hereby covenants and agrees as
          ------------------------
follows:

          6.1  Financial Information. Until the first to occur of (a) the date
               ---------------------
on which the Company is required to file a report with the SEC pursuant to
Section 13(a) of the Exchange Act, by reason of the Company having registered any of its securities pursuant to Section 12(g) of the Exchange Act or (b) quotations for the Common Stock of the Company are reported by the automated quotations system operated by the National Association of Securities Dealers, Inc. or by an equivalent quotations system or (c) shares of the Common Stock of the Company are listed on a national securities exchange registered under
Section 6 of the Exchange Act, the Company will furnish to each Purchaser:

               (i) as soon as practicable after the end of each fiscal year, and in any event within 150 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as at the end of such fiscal year, and consolidated statements of operations and consolidated statements of cash flow of the Company and its subsidiaries, if any, for such year, prepared in accordance with generally accepted accounting principles, all in reasonable detail and certified by a "Big Six" accounting firm selected by the Board of Directors, and

               (ii) as soon as practicable after the end of each month, and in any event within 30 days thereafter, consolidated balance sheets of the Company and its subsidiaries, if any, as of the end of such month; and consolidated statements of income and consolidated cash flow statements, for such month and for the current fiscal year to date, prepared in accordance with generally accepted accounting principles (except for required footnotes), all in reasonable detail and signed, subject to changes resulting from year-end audit adjustments, by the principal financial officer or chief executive officer of the Company, and

             (iii) as soon as practicable after its adoption or approval by the Company's Board of Directors, but not later than the commencement of such fiscal year, an annual budget and operating plan for each fiscal year which shall include monthly capital and operating expense budgets, cash flow statements, projected balance sheets and profit and loss projections for each such month and for the end of the year, itemized in such detail as the Board of Directors may reasonably determine.

     Each Purchaser agrees not to disclose the information provided it pursuant to this Section to any person, real or legal, except as provided or authorized herein. The Purchasers may disclose such information to persons who have a need to know, such as limited partners, directors, trustees, management employees, witnesses, experts, investors, attorneys, lenders, and insurers. Notwithstanding the foregoing, the Purchasers may disclose such information pursuant to the requirement of a governmental agency or operation of law, provided that the Purchasers are obligated to use reasonable efforts to prevent disclosure under such circumstance.

          6.2  Conflicts of Interests. The Company shall use its best efforts to
               ----------------------
ensure that the Company's employees, during the term of their employment with the Company, do not engage in activities which would result in a conflict of interest with the Company. The Company's obligations hereunder include, but are not limited to, requiring that the Company's full-time employees devote their primary productive time, ability and attention to the business of the Company (provided, however, the Company's employees may engage in other professional activity if such activity does not materially interfere with their obligations to the Company), requiring that the Company's employees enter into agreements regarding proprietary information and confidentiality and preventing the Company's employees from engaging or participating in any business that is in competition with the business of the Company.

          6.3  Key-Man and D&O Insurance. The Company shall use ts best efforts
               -------------------------
to obtain within thirty (30) days of the Closing and maintain in force, until canceled or modified with the written consent of Purchasers holding more than fifty percent (50%) of the Securities or their transferees, an insurance policy on the life of Christopher A. Crane, in the amount of $1,000,000, naming the Company as holder and beneficiary. The Company will use its best efforts to obtain Directors and Officers insurance provided that such insurance is available at a reasonable cost.

          6.4  Proprietary Agreements. The Company will use its best efforts to
               ----------------------
prevent any employee from violating the confidentiality and proprietary information agreement entered into between the Company and each of its employees.

          6.5  Future Stock Issuances. The Company will not issue any shares of
               ----------------------
Common Stock (or grant any options, warrants or other rights to purchase the same) to any employee, officer, director or consultant (i) except pursuant to written agreements which provide for vesting over a period of at least forty-eight (48) months (with the initial vesting date to occur at least after twelve
(12) months) and a right of first refusal in favor of the Company in the event of any proposed transfer, or (ii) if such issuance or grant causes the aggregate number of shares of Common Stock issued and granted to the Company's employees, officers, directors or consultants to exceed 811,160; provided further that no
                                                      ----------------
more than 341,159 shares of Common Stock (or options, warrants or other rights to purchase the same) may be granted to employees, officers, directors or consultants of the Company who are employed, elected or retained by the Company as of the date of this Agreement, unless such issuance or grant is approved by the Purchasers holding a majority of the Shares.

          6.6  Use of Proceeds. The Company may use up to $2,000,000 of the
               ---------------
proceeds hereunder to repurchase shares of the Company's Common Stock held by existing shareholders of the Company. The remaining proceeds shall be used for working capital purposes.

          6.7  Compensation Committee. The compensation for the Company's
               ----------------------
officers shall be determined by a Compensation Committee of the Board of Directors. The Compensation Committee shall initially consist of (a) Christopher
A. Crane, Chairman (b) Walter G. Kortschak or such other director as is elected by the holders of the Shares, and (c) the director elected pursuant to the Voting Agreement attached hereto as Exhibit I. The director elected by the
                                    ---------
holders of the Shares shall not be removed from the Compensation Committee without the prior written consent of the Purchasers.

          6.8  Inspection Rights. Each Purchaser shall have the right to visit
               -----------------
and inspect any of the properties of the Company or any of its subsidiaries, and to discuss the affairs, finances and accounts of the Company or any of its subsidiaries with its officers, all at such reasonable times and as often as may be reasonably requested; provided, however, that the Company shall not be obligated under this Section 6.8 with respect to a competitor of the Company or with respect to information which the Board of Directors determines in good faith is confidential and should not, therefore, be disclosed.

          6.9  Reservation of Common Stock. The Company will at all times
               ---------------------------
reserve and keep available, solely for issuance and delivery upon the conversion of the Shares and exercise of the Warrants, all Class A and Class B Common Stock issuable from time to time upon such conversion or exercise.

         6.10  Dealings with Affiliates and Others. The Company will not enter
               -----------------------------------
into any transaction, including, without limitation, any loans or extensions of credit or royalty agreements, with any officer or director of the Company or any subsidiary or holder of any class of capital stock of the Company, or any member of their respective immediate families or any corporation or other entity directly or indirectly controlled by one or more of such officers, directors or stockholders or members of their immediate families (other than any such transactions in the ordinary course of business which are in an amount not in excess of $25,000) unless such transaction is approved in advance by a majority of the members of the Board of Directors who are disinterested with respect to that transaction.

         6.11  Termination of Covenants. All covenants of the Company contained
               ------------------------
in Section 6 of this Agreement shall expire and terminate as to each Purchaser after the time of effectiveness of the Company's first underwritten public offering registered under the Securities Act.

     7.   Dispute Resolution.
          ------------------

          7.1  Arbitration. The parties acknowledge and agree that time is of
               -----------
the essence in resolving any dispute that may arise in connection with this Agreement. Except as set forth herein, any controversy or claim arising out of or relating to this Agreement, or the breach thereof, that cannot be resolved between the parties in a timely manner shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). The expenses of the arbitration, including the arbitrator's fees, expert witness fees. and attorney's fees, may be awarded to the prevailing party, in the discretion of the arbitrator, or may be apportioned between the parties in any manner deemed appropriate by the arbitrator. Unless and until the arbitrator decides that one party is to pay for all (or a share) of such expenses, the Company shall pay all reasonable expenses, including legal and accounting fees and costs arising in connection with enforcement of this Agreement or the Collateral Agreements. The parties shall keep confidential the decision of the arbitrator. Notwithstanding the foregoing, the parties may disclose information about such decision to persons who have a need to know, such as limited partners, directors, trustees, management employees, witnesses, experts, investors, attorneys, lenders, insurers, and others who may be affected. Additionally, if a party has stock which is publicly traded, the party may make such disclosures as are required by applicable securities laws. Once the arbitration award has become final, if the arbitration award is not promptly satisfied, then these confidentiality provisions shall no longer be applicable.

          7.2  Specific Performance. Notwithstanding Section 7.1 hereof, the
               --------------------
parties will be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security). The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violation of the provisions of this Agreement.

     8.   Miscellaneous.
          -------------

          8.1  Waivers and Amendments. With the written consent of the Company
               ----------------------
and the record holders of at least a majority of the Shares, the obligations of the Company and Purchasers under this Agreement may be waived or amended (either generally or in a particular instance). Upon the effectuation of each such waiver or amendment, the Company shall promptly give written notice thereof to the record holders of the Shares who have not previously consented thereto in writing. Except to the extent provided in this Subsection 8.1, this Agreement or any provision hereof may be amended, waived, discharged or terminated only by a statement in writing signed by the party against which enforcement of the amendment, waiver, discharge or termination is sought.

          8.2  Governing Law. This Agreement shall be governed in all respects
               -------------
by the laws of the State of California as such laws are applied to agreements between California residents entered into and to be performed entirely within California.

          8.3  Survival. The representations, warranties, covenants and
               --------
agreements made herein shall survive the Closing, notwithstanding any investigation made by the Purchaser. All statements as to factual matters contained in any certificate or other instrument delivered by or on behalf of the Company pursuant hereto or in connection with the transactions contemplated hereby shall be deemed to be representations and warranties by the Company hereunder as of the date of such certificate or instrument.

          8.4  Successors and Assigns. Except as otherwise expressly provided
               ----------------------
herein, the provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties hereto.

          8.5  Entire Agreement. This Agreement and the Collateral Agreements
               ----------------
and other documents delivered pursuant hereto constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and they supersede, merge and render void every other prior written and/or oral understanding or agreement among or between the parties hereto. Notwithstanding the foregoing, the obligation set forth in the third sentence of Section X(B) of that certain Letter of Intent between the parses dated as of August 8, 1994, shall not be merged with this Agreement and shall survive until the Closing.

          8.6  Notices, Etc. All notices and other communications required or
               ------------
permitted hereunder shall be in writing and shall be delivered personally, mailed by first class mail, postage prepaid, or delivered by courier or overnight delivery, addressed (a) if to a Purchaser, at such Purchaser's address set forth in the Schedule of Purchasers, or at such other address as such Purchaser shall have furnished to the Company in writing or (b) if to the Company, at its address set forth at the beginning of this Agreement, or at such other address as the Company shall have furnished to each Purchaser in writing. Notices that are mailed shall be deemed received five (5) days after deposit in the United States mail.

          8.7  Severability. In case any provision of this Agreement shall be
               ------------
found by a court of law to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby.

          8.8  Finder's Fees and Other Fees.
               ----------------------------

               (a) The Company (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and, (ii) hereby agrees to indemnify and to hold Purchasers harmless from and against any liability for commission or compensate on in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which the Company, or any of its employees or representatives, is responsible.

               (b) Each Purchaser (i) represents and warrants that it has retained no finder or broker in connection with the transactions contemplated by this Agreement and (ii) hereby agrees to indemnify and to hold the Company harmless from and against any liability for any commission or compensation in the nature of a finder's fee to any broker or other person or firm (and the costs and expenses of defending against such liability or asserted liability) for which Purchaser, or any of its employees or representatives, are responsible.

          8.9  Expenses. The Company and the Purchasers shall each bear their
               --------
own expenses and legal fees in connection with the consummation of this transaction; provided, however, that the Company will pay the reasonable fees of one special counsel for the Purchaser, together with disbursements and expenses incurred by special counsel in connection with all transactions leading up to and including the Closing. Upon and following the Closing, and subject to the provisions of Section 7 hereof, the Company shall pay all reasonable expenses, including legal and accounting fees and costs arising in connection with enforcement of this Agreement or the Collateral Agreements.

         8.10  Titles and Subtitles. The titles of the sections and subsections
               --------------------
of this Agreement are for convenience of reference only and are not to be considered in construing this Agreement.

         8.11  Counterparts. This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

         8.12  Delays or Omissions. No delay or omission to exercise any right,
               -------------------
power or remedy accruing to the Company or to any holder of any securities issued or to be issued hereunder shall impair any such right, power or remedy of the Company or such holder, nor shall it be construed to be a waiver of any breach or default under this Agreement, or an acquiescence therein, or of or in any similar breach or default thereafter occurring; nor shall any delay or omission to exercise any right, power or remedy or any waiver of any single breach or default be deemed a waiver of any other right, power or remedy or breach or default theretofore or thereafter occurring. All remedies, either under this Agreement, or by law otherwise afforded to the Company or any holder, shall be cumulative and not alternative.

         8.13  Publicity. The Company and each of the Purchasers agree that they
               ---------
will not issue any press release or other public announcement regarding the execution of this Agreement and the closing of the transactions contemplated hereunder, without the prior written consent of the other parties to this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                              COMPS INFOSYSTEMS, INC.

                              By:  /s/ Christopher A. Crane
                                 -----------------------------------------
                                       Christopher A. Crane
                                       President

                              SUMMIT VENTURES III, L.P.

                              By:  Summit Partners III, L.P.
                                   General Partner

                                   By:  Stamps, Woodsum & Co. III,
                                        General Partner

                                   By:  /s/ Walter Kortschak
                                      ------------------------------------
                                            General Partner

                              SUMMIT INVESTORS II, L.P.

                              By:  /s/ Walter Kortschak
                                  ----------------------------------------
                                       General Partner

                              STOCKHOLDERS:

                              /s/ Christopher A. Crane
                              --------------------------------------------
                              Christopher A. Crane


                              /s/ Robert C. Beasley
                              --------------------------------------------
                              Robert C. Beasley

                                   Exhibit A
                                   ---------

                            COMPS INFOSYSTEMS, INC.

                      STOCK AND WARRANT PURCHASE AGREEMENT

                                October __, 1994

                             Schedule of Purchasers
                             ----------------------

                                          Series A       Warrants     Purchase Price
                                          --------       --------     --------------
Summit Ventures III, L.P.
499 Hamilton Ave., Suite 200
Palo Alto, CA 94301
Attention:  Walter Kortschak               4,184,929       372,272      $4,900,000
----------------------------

Summit Investors, II, L.P.
499 Hamilton Ave., Suite 200
Palo Alto, CA 94301
Attention:  Walter Kortschak                  85,407         7,597      $  100,000
----------------------------              ----------      --------      ----------

Totals                                     4,270,336       379,869      $5,000,000

                                   EXHIBIT B

                                    Warrant

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT") AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT (i) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT OR (ii) IN COMPLIANCE WITH RULE 144, OR (iii) PURSUANT TO AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SAID SALE, OFFER OR DISTRIBUTION.

                                                                 Warrant No. W-1

                         CLASS B COMMON STOCK WARRANT

                                      OF

                            COMPS INFOSYSTEMS, INC.
                            -----------------------

          THIS CERTIFIES THAT, for value received, Summit Ventures III, L.P. (the "Holder") is entitled to subscribe for and to purchase from COMPS INFOSYSTEMS INC., a Delaware corporation (the "Company"), 372,272 shares of the non-voting Class B Common Stock of the Company, at the price per share set forth in Section 1 hereof, payable in cash or check (such price being referred to herein as the "Exercise Price" and subject to adjustment as set forth Section 2 below), at any time or from time to time following the occurrence of any of the events described in Section 3 hereof and during the term as set forth below.

          1.   Exercise Price.  The Exercise Price shall be $.01 per share.
               --------------

          2.   Adjustments for Subdivisions, Dividends, Combinations or
               --------------------------------------------------------
Consolidation of Common Stock.
-----------------------------

          a.   Subdivisions, Dividends, Consolidations.  In the event (i) the
               ---------------------------------------
outstanding shares of the Class B Common Stock shall be increased (by stock split, stock dividend or otherwise), into a greater number of shares of Class B Common Stock, the Exercise Price then in effect shall, concurrently with the effectiveness of such increase, be proportionately decreased; and (ii) the outstanding shares of Class B Common Stock shall be decreased, by reclassification or otherwise, into a lesser number of shares of Class B Common Stock, the Exercise Price then in effect shall, concurrently with the effectiveness of such decrease, be proportionately increased. In the event that the Exercise Price is adjusted pursuant to this Subsection, the number of shares of Class B Common Stock issuable pursuant to this Warrant shall be increased or decreased to a number determined by multiplying (1) the number of shares of Class B Common Stock issuable pursuant to this Warrant immediately prior to the adjustment by (2) a fraction, the numerator of which shall equal the Exercise Price in effect immediately prior to the adjustment and the denominator of which shall equal the Exercise Price in effect immediately after the adjustment.

          b.   Reclassification, Reorganization and Consolidation.  In case of
               --------------------------------------------------
any reclassification, capital reorganization or change in the Class B Common Stock of the Company (other than as a result of a subdivision, combination or stock dividend provided for in Section 2(a) above), then, as a condition of such reclassification, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the holder of this Warrant, so that the holder of this Warrant shall have the right, commencing upon the times set forth in Section 3, and prior to the expiration of this Warrant, to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization or change by a holder of the same number of shares of Class B Common Stock as were subject to this Warrant immediately prior to such reclassification, reorganization or change. In any such, case appropriate provisions shall be made with respect to the rights and interests of the holder of this Warrant so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

          c.   Conversion of Class B Common Stock.  If at any time prior to the
               ----------------------------------
expiration of this Warrant, all of the Company's then outstanding Class B Common Stock is converted into shares of the Company's Class A Common Stock, then this Warrant shall immediately become exercisable for that number of shares of Class A Common Stock receivable upon conversion by a holder of the same number of shares of Class B Common Stock as were subject to this Warrant immediately prior to such conversion, and the Exercise Price shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate Exercise Price of the maximum number of shares of Class B Common Stock for which this Warrant was exercisable immediately prior to such conversion, by (y) the number of shares of Class A Common Stock for which this Warrant is exercisable immediately after such conversion. After any such conversion, all references herein to Class B Common Stock shall be deemed to be references to Common Stock.

          d.   Notice of Adjustment.  When any adjustment is required to be made
               --------------------
in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of the Warrant.

     3.  Exercise of Warrant.  This Warrant may be exercised in whole or in
         -------------------
part, commencing (i) one day prior to the earlier of the closing or the effective time of a "Liquidity Event," as defined herein; or, (ii) if earlier, October 14, 2001, by the surrender of this Warrant and payment to the Company by cash or check of the Exercise Price for all of the Shares purchased. The Company shall, within ten (10) days after such delivery, (a) prepare and issue a certificate for the Shares purchased in the name of the Holder of this Warrant, or as such Holder may direct (subject to the restrictions upon transfer contained herein and upon payment by such

Holder hereof of any applicable transfer taxes) and (b) prepare and issue a new warrant of like terms if this Warrant is exercised for less than all of the Shares subject hereto. "Liquidity Event" shall mean (i) an acquisition, consolidation or merger of the Company with or into any other corporation or corporations unless the stockholders of the Company prior to such transaction directly or indirectly own more than fifty percent (50%) of the voting stock of the surviving or accruing corporation or corporations; (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company to a person other than a corporation or partnership controlled by the Company or its stockholders; (iii) the effectuation by the Company of a transaction or series of related transactions in which more than fifty percent (50%) of the outstanding voting power of the Company prior to such transaction or series of related transactions, is disposed of; and (iv) the closing of the sale of the Company's securities pursuant to an underwritten public offering.

          a.   Net Issue Exercise.  Notwithstanding any provisions herein to the
               ------------------
contrary, in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with a properly endorsed notice of exercise and notice of such election in which event the Company shall issue to the Holder a number of shares of Clm B Common Stock computed using the following formula:

                                   Y (A - B)
                              X =  ---------
                                       A

Where  X   =   the number of shares of Class B Common Stock to be issued to the
               Holder,

       Y   =   the number of shares of Class B Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised, the portion of the Warrant being canceled (at the date of such calculation),

       A   =   the fair market value of one share of the Company's Class A
               Common Stock (at the date of such calculation), and

       B   =   the Exercise Price (as adjusted to the date of such calculation).

               For purposes of the above calculation, fair market value of one share of Class A Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that where there exists a public market for the Company's Class A Common Stock at the time of such exercise, fair market value shall mean the average over the preceding twenty (20) trading days (or such fewer number of days as such public market has existed) of the mean of the high closing bid and asked prices on the over-the-counter market as reported by Nasdaq, or if then traded on a national securities exchange or the Nasdaq National Market, the average over the preceding twenty (20) trading days (or such fewer number of days as the Class A Common Stock has been so traded) of the mean of the high and low prices on the principal national securities exchange or the National Market on which it is so traded. Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Company's initial public offering of Common Stock, the fair market value per share shall be the per share offering price to the public of the Company's initial public offering.

          4.   Term of Warrant.  This Warrant expires and shall no longer be
               ---------------
exercisable as of 11:59 p.m. Pacific standard time, October 14, 2004, and shall be void thereafter.

          5.   Conditions to Exercise of Warrant or Transfer of the Shares.  It
               -----------------------------------------------------------
shall be a condition to any exercise of this Warrant that the Company shall have received, at the time Shares being issued upon such exercise of such exercise, a representation in writing that the are being acquired for investment and not with a view to any sale or distribution thereof, or a statement of the pertinent facts covering any proposed distribution thereof. It shall be a condition to any transfer of any or all of the Shares issued upon exercise of this Warrant, other than a transfer registered under the Securities Act of 1933, as amended (the "Act"), that the Company shall have received a legal opinion, in form and substance reasonably satisfactory to the Company and its counsel, reciting the pertinent circumstances surrounding the proposed transfer and stating that such transfer is exempt from the prospectus and the registration requirement of the Act Each certificate evidencing the Shares issued upon exercise of this Warrant, or upon any transfer of such shares (other than a transfer registered under the Act or any subsequent transfer of shares so registered) shall, at the option of the Company, contains a legend, in form and substance satisfactory to the Company and its counsel, restricting the transfer of such shares to sales or other dispositions exempt from the requirements of the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144, other than opinions with regard to sales under Rule 144(k).

          6.   Fractional Shares.  This Warrant shall in no event be exercisable
               -----------------
for fractional shares, and in lieu thereof, the number of shares which would otherwise be purchased under this Warrant shall be rounded up to the nearest whole share of Common Stock.

          7.   Miscellaneous.
               -------------

               a. The Company covenants that it will at all times reserve and keep available, solely for the purpose of issuance upon the exercise hereof, a sufficient number of shares of Class A or Class B Common Stock, as applicable, to permit the exercise hereof in full. Such shares when issued in compliance with the provisions of this Warrant and the Certificate of Incorporation, as amended, will be duly authorized, validly issued, fully paid and nonassessable.

               b. The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Holder hereof and of the Shares issued or issuable upon the exercise hereto.

               c. The Holder, as such, shall not be entitled to vote or receive dividends or be deemed to be a shareholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, is such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive dividends or subscription rights, or otherwise.

               d. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to the foregoing terms and conditions.

               e. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form valid amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like date and tenor.

               f. This Warrant shall be governed by the internal laws of the State of California.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

Dated: October 14, 1994

                                    COMPS INFOSYSTEMS, INC.

                                    By:_____________________________
                                        Christopher A. Crane
                                        President

     THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED ("THE ACT") AND ARE "RESTRICTED SECURITIES" AS DEFINED IN RULE 144 PROMULGATED UNDER THE ACT. THE SECURITIES MAY NOT BE SOLD OR OFFERED FOR SALE OR OTHERWISE DISTRIBUTED EXCEPT
     (i) IN CONJUNCTION WITH AN EFFECTIVE REGISTRATION STATEMENT FOR THE SHARES UNDER THE ACT OR (ii) IN COMPLIANCE WITH RULE 144, OR (iii) PURSUANT TO AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION OR COMPLIANCE IS NOT REQUIRED AS TO SAID SALE, OFFER OR DISTRIBUTION.

                                                                 Warrant No. W-2

                         CLASS B COMMON STOCK WARRANT

                                      OF

                            COMPS INFOSYSTEMS, INC.
                            -----------------------

          THIS CERTIFIES THAT, for value received, Summit Investors II, L.P. (the "Holder") is entitled to subscribe for and to purchase from COMPS INFOSYSTEMS INC., a Delaware corporation (the "Company"), 7,597 shares of the non-voting Class B Common Stock of the Company, at the price per share set forth in Section 1 hereof, payable in cash or check (such price being referred to herein as the "Exercise Price" and subject to adjustment as set forth Section 2 below), at any time or from time to time following the occurrence of any of the events described in Section 3 hereof and during the term as set forth below.

          1.   Exercise Price.  The Exercise Price shall be $.0l per share.
               --------------

          2.   Adjustments for Subdivisions, Dividends, Combinations or
               --------------------------------------------------------
Consolidation of Common Stock.
-----------------------------

               a.   Subdivisions, Dividends, Consolidations.  In the event (i)
                    ---------------------------------------
the outstanding shares of the Class B Common Stock shall be increased (by stock split, stock dividend or otherwise), into a greater number of shares of Class B Common Stock, the Exercise Price then in effect shall, concurrently with the effectiveness of such increase, be proportionately decreased; and (ii) the outstanding shares of Class B Common Stock shall be decreased, by reclassification or otherwise, into a lesser number of shares of Class B Common Stock, the Exercise Price then in effect shall, concurrently with the effectiveness of such decrease, be proportionately increased. In the event that the Exercise Price is adjusted pursuant to this Subsection, the number of shares of Class B Common Stock issuable pursuant to this Warrant shall be increased or decreased to a number determined by multiplying (1) the number of shares of Class B Common Stock issuable pursuant to this Warrant immediately prior to the adjustment by (2) a fraction, the numerator of which shall equal the Exercise Price in effect immediately prior to the adjustment and the denominator of which shall equal the Exercise Price in effect immediately after the adjustment.

          b.   Reclassification, Reorganization and Consolidation.  In case of
               --------------------------------------------------
any reclassification, capital reorganization or change in the Class B Common Stock of the Company (other than as a result of a subdivision, combination or stock dividend provided for in Section 2(a) above), then, as a condition of such reclassification, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the holder of this Warrant, so that the holder of this Warrant shall have the right, commencing upon the times set forth in Section 3, and prior to the expiration of this Warrant, to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities and property receivable in connection with such reclassification, reorganization or change by a holder of the same number of shares of Class B Common Stock as were subject to this Warrant immediately prior to such reclassification, reorganization or change. In any such case appropriate provisions shall be made with respect to the rights and interests of the holder of this Warrant so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities and property deliverable upon exercise hereof, and appropriate adjustments shall be made to the purchase price per share payable hereunder, provided the aggregate purchase price shall remain the same.

          c.   Conversion of Class B Common Stock.  If at any time prior to the
               ----------------------------------
expiration of this Warrant, all of the Company's then outstanding Class B Common Stock is converted into shares of the Company's Class A Common Stock, then this Warrant shall immediately become exercisable for that number of shares of Class A Common Stock receivable upon conversion by a holder of the same number of shares of Class B Common Stock as were subject to this Warrant immediately prior to such conversion, and the Exercise Price shall be immediately adjusted to equal the quotient obtained by dividing (x) the aggregate Exercise Price of the maximum number of shares of Class B Common Stock for which this Warrant was exercisable immediately prior to such conversion, by (y) the number of shares of Class A Common Stock for which this Warrant is exercisable immediately after such conversion. After any such conversion, all references herein to Class B Common Stock shall be deemed to be references to Common Stock.

          d.   Notice of Adjustment.  When any adjustment is required to be made
               --------------------
in the number or kind of shares purchasable upon exercise of the Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of shares of Common Stock or other securities or property thereafter purchasable upon exercise of the Warrant.

     3.   Exercise of Warrant.  This Warrant may be exercised in whole or in
          -------------------
part, commencing (i) one day prior to the earlier of the closing or the effective time of a "Liquidity Event," as defined herein; or, (ii) if earlier, October 14, 2001, by the surrender of this Warrant and payment to the Company by cash or check of the Exercise Price for all of the Shares purchased. The Company shall, within ten (10) days after such delivery, (a) prepare and issue a certificate for the Shares purchased in the name of the Holder of this Warrant, or as such Holder may direct (subject to the restrictions upon transfer contained herein and upon payment by such

Holder hereof of any applicable transfer taxes and (b) prepare and issue a new warrant of like terms if this Warrant is exercised for less than all of the Shares subject hereto. "Liquidity Event" shall mean (i) an acquisition, consolidation or merger of the Company with or into any other corporation or corporations unless the stockholders of the Company prior to such transaction directly or indirectly own more than fifty percent (50%) of the voting stock of the surviving or acquiring corporation or corporations; (ii) the sale, transfer or other disposition of all or substantially all of the assets of the Company to a person other than a corporation or partnership controlled by the Company or its stockholders; (iii) the effectuation by the Company of a transaction or series of related transactions in which more than fifty percent (50%) of the outstanding voting power of the Company prior to such transaction or series of related transactions, is disposed of; and (iv) the closing of the sale of the Company's securities pursuant to an underwritten public offering.

          a.  Net Issue Exercise.  Notwithstanding any provisions herein to the
              ------------------
contrary, in lieu of exercising this Warrant for cash, the Holder may elect to receive shares equal to the value (as determined below) of this Warrant (or the portion thereof being canceled) by surrender of this Warrant at the principal office of the Company together with a properly endorsed notice of exercise and notice of such election in which event the Company shall issue to the Holder a number of shares of Class B Common Stock computed using the following formula:

                                   Y (A - B)
                              X =  ---------
                                       A

Where  X   =   the number of shares of Class B Common Stock to be issued to the
               Holder,

       Y   =   the number of shares of Class B Common Stock purchasable under the Warrant or, if only a portion of the Warrant is being exercised , the portion of the Warrant being canceled (at the date of such calculation),

       A   =   the fair market value of one share of the Company's Class A
               Common Stock (at the date of such calculation), and

       B   =   the Exercise Price (as adjusted to the date of such calculation).

               For purposes of the above calculation, fair market value of one share of Class A Common Stock shall be determined by the Company's Board of Directors in good faith; provided, however, that where there exists a public market for the Company's Class A Common Stock at the time of such exercise, fair market value shall mean the average over the preceding twenty (20) trading days (or such fewer number of days as such public market has existed) of the mean of the high closing bid and asked prices on the over-the-counter market as reported by Nasdaq, or if then traded on a national securities exchange or the Nasdaq National Market, the average over the preceding twenty (20) trading days (or such fewer number of days as the Class A Common Stock has been so traded) of the mean of the high and low prices on the principal national securities exchange or the National Market on which it is so traded. Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Company's initial public offering of Common Stock, the fair market value per share shall be the per share offering price to the public of the Company's initial public offering.

          4.   Term of Warrant.  This Warrant expires and shall no longer be
               ---------------
exercisable as of 11:59 p.m. Pacific standard time, October 14, 2004, and shall be void thereafter.

          5.   Conditions to Exercise of Warrant of Transfer of Shares.  It
               -------------------------------------------------------
shall be a condition to any exercise of this Warrant that the Company shall have received, at the time of such exercise, a representation in writing that the Shares being issued upon such exercise are being acquired for investment and not with a view to any sale or distribution thereof, or a statement of the pertinent facts covering any proposed distribution thereof. It shall be a condition to any transfer of any or all of the Shares issued upon exercise of this Warrant, other than a transfer registered under the Securities Act of 1933, as amended (the "Act"), that the Company shall have received a legal opinion, in form and substance reasonably satisfactory to the Company and its counsel, reciting the pertinent circumstances surrounding the proposed transfer and stating that such transfer is exempt from the prospectus and the registration requirement of the Act. Each certificate evidencing the Shares issued upon exercise of this Warrant, or upon any transfer of such shares (other than a transfer registered under the Act or any subsequent transfer of shares so registered) shall, at the option of the Company, contain a legend, in form and substance satisfactory to the Company and its counsel, restricting the transfer of such shares to sales or other dispositions exempt from the requirements of the Act. It is agreed that the Company will not require opinions of counsel for transactions made pursuant to Rule 144, other dm opinions with regard to sales under Rule 144(k).

          6.   Fractional Shares.  This Warrant shall in no event be exercisable
               -----------------
for fractional shares, and in lieu thereof, the number of shares which would otherwise be purchased under this Warrant shall be rounded up to the nearest whole share of Common Stock.

          7.   Miscellaneous.
               -------------

               a. The Company covenants that it will at all times reserve and keep available, solely for the purpose of issuance upon the exercise hereof, a sufficient number of shares of Class A or Class B Common Stock, as applicable, to permit the exercise hereof in full. Such shares when issued in compliance with the provisions of this Warrant and the Certificate of Incorporation, as amended, win be duly authorized, validly issued, fully paid and nonassessable.

               b. The terms of this Warrant shall be binding upon and shall inure to the benefit of any successors or assigns of the Holder hereof and of the Shares issued or issuable upon the exercise hereto.

               c. The Holder, as such, shall not be entitled to vote or receive dividends or be deemed to be a shareholder of the Company for any purpose, nor shall anything contained in this Warrant be construed to confer upon the Holder, as such, any rights of a shareholder of the Company or any right to vote, give or withhold consent to any corporate action, receive notice of meetings, receive dividends or subscription rights, or otherwise.

               d. Receipt of this Warrant by the Holder shall constitute acceptance of and agreement to the foregoing terms and conditions.

               e. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of any such loss, theft or destruction, upon delivery of an indemnity agreement reasonably satisfactory in form and amount to the Company or, in the case of any such mutilation, upon surrender and cancellation of such Warrant, the Company at its expense will execute and deliver, in lieu thereof, a new Warrant of like date and tenor.

               f. This Warrant shall be governed by the internal laws of the State of California.

          IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer.

Dated: October 14, 1994

                                   COMPS INFOSYSTEMS, INC.


                                   By: __________________________________
                                         Christopher A. Crane
                                         President

                                   EXHIBIT C

                            Schedule of Exceptions

                        EXHIBIT C TO PURCHASE AGREEMENT
                        -------------------------------

          3.1.  Organization and Standing; Articles and Bylaws.  The Company is
                ----------------------------------------------
intentionally not qualified to do business in Arizona, due to that state's policy of requiring and publishing full financial statements. Based on advice received from Arizona legal counsel, the Company believes that its failure to qualify in Arizona does not have a material adverse effect upon the Company. The Company intends to qualify the Delaware corporation to do business in such states as it deems necessary.

          3.5   Authorization; Pre-emptive Right.  Pursuant to the terms of a
                --------------------------------
Stockholder Buyout and Voting Agreement among Beasley, Crane and Summit, Crane and Summit have certain rights of first refusal with respect to Beasley's shares of Series A Common Stock. The Company has a right of first refusal with respect to shares of Common Stock issuable upon the exercise of options under the Company's Stock Option Plan.

          3.6   Patents, Trademarks.
                -------------------

                3.6.1.  Royalty Payments:  The Company purchased a customer list
                        ----------------
and database from a competitor (Pathways Commercial Data Services, Inc.) in September, 1993. Under the terms of the Purchase and Sale Agreement, the Company pays a 50% royalty on actual cash receipts from certain customers to the former owners of Pathways. The payments continue until September 30, 1997.

                3.6.2   Infringement: The Company occasionally discovers minor
                        ------------
infringement on its copyright (i.e.. persons photocopying reports). Confronting infringers generally has been successful in causing them to cease. The Company has not had to file any suits in this regard.

                3.6.3   Trademark Protection.  The Company has trademark
                        --------------------
protection on the name "COMPS," but has not obtained such protection on its full corporate name, "COMPS InfoSystems, Inc." Post-Closing, the Company will investigate the feasibility of obtaining such protection on its corporate name.

          3.8   Proprietary Agreements; Employees: A list of the employees that
                ---------------------------------
have not executed non-disclosure/confidentiality agreements is attached hereto as Exhibit 3.8.

          3.9   Litigation, etc.
                ----------------

                3.9.1 Crane is on the board of two publicly traded companies which have been sued in connection with a recent tender offer. Corporate counsel to such companies has indicated that the plaintiff's case has little merit. Board members are indemnified by the corporations, which have more than adequate net worth to adequately indemnify the directors.

                3.6.2 The Company recently settled for a nominal amount litigation by an employee who was terminated.

                3.6.3 The Company recently terminated a vice president who was employed less than 3 months and had been a consultant for 3 1/2 months prior to that time. The employee believes the Company should buy his business from him and has asked $150,000 for it. The Company has offered $50,000. The employee has not threatened litigation, and has specifically stated he wishes to avoid it. Negotiations are underway. The Company does not believe that this situation will have a material adverse effect. The Employee has recently expressed flexibility in arriving at a compromise in the near future.

                3.6.3 A Company salesman has said he will request arbitration over a claim for approximately $12,000 in pay. While acknowledging the Company's right to change his compensation, the salesman claims he did not receive notice of an April, 1994 change in his compensation. Other Company employees have verified in writing that they delivered the new commission structure to the salesman. The Company does not believe that this situation will have a material adverse effect.

          3.13. Title.  Union Bank holds a first lien on all assets as a result
                -----
of the line of credit and term loan facility Union Bank has provided to the Company in the ordinary course of business.

          3.15  Financial Statements.
                --------------------

                3.15.1  Beasley Loan.  The Financial Statements reflect notes
                        ------------
from stockholder Beasley of approximately $190,000. Such loans will be forgiven immediately after closing.

                3.15.2. Beasley Non-Compete.  Beasley will be paid $4,336 per
                        -------------------
month in no-compete payments through May of 1996.

          3.16  Absence of Changes
                ------------------

                3.16.1. Dividends, Redemptions.  In June 1994, the Company
                        ----------------------
declared a dividend of $7,000 which was paid in September, 1994. The Company has redeemed stock on a monthly basis from Beasley in exchange for payments of $5,800. Such redemption and payments will stop at closing.

                3.16.2  Employees and Compensation. Summit and Crane have agreed
                        --------------------------
on changed compensation for him after closing. Certain employment agreements with four vice presidents expired in July 1994. New employment agreements have been or will be executed by all officers. The Company will enter into indemnification agreements with each of its officers and directors. See attached Exhibit "H'.

                3.16.3  Resignations, Terminations.  The Company terminated a
                        --------------------------
vice president in August, 1994 (see 3.6.3 above). In January, 1994, the Company terminated the position of Vice President -- Electronic Sales.

                3.16.4  Loans to Employees, Officers, Directors.
                        ---------------------------------------

                        a. The Company has loaned $4,336 per month since May 1993 to Beasley (this amount is included in the $190,000 loan referenced in Section 3.15.1 above).

                        b. In September, 1994 the Company loaned Beasley $79,294.04. The principal amount of such loans are due in October, 1994, and it is anticipated that Mr. Beasley will repay the Company with proceeds he receives when the Company repurchases certain of his shares shortly after the Closing.

                3.16.5  Waiver of material debt.  Following the closing the
                        -----------------------
Company will forgive a loan to Beasley in the amount of approximately $190,000. See 3.15.1 above.

                3.16.6  Payment of finder's Fee.  Veronis Suhler and Associates
                        -----------------------
has requested a $25,000 finder's fee in connection with the transaction, which the Company will pay upon the closing.

          No higher amount will be paid to Veronis Suhler without Summit's express permission. In addition, the Company paid consultant's fees to Steve James of approximately $18,000 ($150 per hour) for advice given in connection with the transaction.

          3.19  Certain Transactions.
                --------------------

                3.19.1  Loans to Beasley.  Beasley is indebted to the Company
                        ----------------
for approximately $190,000, which amount will be forgiven following the closing. See 3.15.1 above. In addition, in September, 1994 the Company loaned Beasley $79,294. The principal amount of such loan is due in October, 1994, and it is anticipated that Mr. Beasley will repay the Company with proceeds he receives when the Company repurchases certain of his shares shortly after the Closing. See 3.16.4 above.

                3.19.2  COMPS Plaza.  Beasley has a 5 % interest and Crane has
                        -----------
a 55 % ownership interest in COMPS Plaza Associates, L.P., which owns the building in which the Company leases space. Crane is the President of Alden Properties, Inc., the corporate general partner of COMPS Plaza Associates, L.P. The limited partnership purchased the building on September 16, 1994. Neither the Company nor Beasley nor Crane are guarantors on the debt on the building.

          3.24  Disclosure; Projections.  This representation does not apply to
                -----------------------
any post-1995 projections delivered to Purchaser.

          3.25  Other.  With Summit's consent, (i) Steve James will be appointed
                -----
to the Board as of the Closing as "Crane's designated director," (ii) Walter Kortschak will be appointed to the Board as of the Closing as "Summit's designated director," and (iii) the fourth Board member, (the "Mutual Director") will be appointed to the Board of Directors post-closing. The Compensation Committee will be comprised of Crane, Kortschak and, when appointed, the Mutual Director.

                                 "Exhibit 3.8"

Following is a list of current employees without signed Non-Disclosure,
                                         --------------
Confidentiality Agreements on file.

Adams, Ross
Alling, Robert
Aspiras, Gloria
August, Caroline
Becker, Aaron
Clarkson, Heather
Cole, Terry
DeMonsco, Tracy
Donado, Cresenciana
Euler, Paul
Fernandez, Michael
Gertos, Michelle
Hitch, Jeffrey
Huys, Kathryn
Mannina, Joseph
Meile, Craig
Nelson, Lora
Panganiban, Mark
Pierce, Jeffrey
Pittman, Matthew
Provo, Daniel
Quindara, Belinda
Radovich, Marcella
Reisinger, Lori
Ruiz, Rance
Ryan, Spencer
Schroeder, Karen
Signer, Debra
Stevens, Mark
Strong, Elizabeth
Umali, Charlie
Wilson, Diana
Yee, David

10/5/94

                                   EXHIBIT D

                           Investor Rights Agreement

                           INVESTOR RIGHTS AGREEMENT
                           -------------------------

     THIS INVESTOR RIGHTS AGREEMENT is made and entered into as of October 14, 1994 by and among COMPS Infosystems, Inc., a Delaware corporation (the "Company") and the undersigned purchasers (the "Purchasers") of the Company's Series A Preferred Stock and Class B Common Stock Warrants (the "Purchased Securities'), and Christopher A. Crane and Robert C. Beasley (the "Founders").

                                   RECITALS:
                                   --------

     WHEREAS, as a condition to purchasing the Purchased Securities, the Purchasers have requested that the Company extend to them registration rights, a right of first refusal, repurchase rights and certain other rights as set forth below.

     NOW, THEREFORE, in consideration of the mutual promises, representations, warranties, covenants and conditions set forth in this Agreement and in the Stock and Warrant Purchase Agreement of even date herewith among the Company and the Purchasers (the "Purchase Agreement"), the parties mutually agree as follows:

I    GENERAL

     A.   Definitions.  As used herein:
          -----------

          1. The terms "register", "registered" and "registration" refer to a registration effected by preparing and filing a registration statement in compliance with the Securities Act of 1933, as amended (the "Securities Act"), and the declaration or ordering of the effectiveness of such registration statement.

          2. For the purposes hereof, the term "Registrable Securities" means shares of (i) any and all Common Stock of the Company issued or issuable upon conversion of shares of the Series A Preferred Stock of the Company and any and all Common Stock issued as of or upon the date hereof to the Purchasers; (ii) any and all Common Stock issued or issuable upon exercise of Class B Common Stock Warrants issued to the Purchasers as of the date hereof; (iii) any and all Common Stock issued or issuable upon exercise of the Director options (as defined in subsection 6. below); (iv) stock issued with respect to or in any exchange for or in replacement of stock included in subparagraph (i), (ii), or
(iii) above; (iv) stock issued in respect of the stock referred to in (i), (ii),
(iii) and (iv) above as a result of a stock split, stock dividend, recapitalization or similar event or the like.

          3. The terms "Holder" or "Holders" mean any person or persons to whom Registrable Securities were originally issued and who execute this Agreement or qualifying transferees under Section II(J) hereof who hold Registrable Securities.

          4. The term "Initiating Holders" means any Holder or Holders of not less than 50% of the aggregate of Registrable Securities.

          5. The term "Form S-3" means such form under the Securities Act as in effect on the date hereof or any successor registration form under the Securities Act subsequently adopted by the SEC which permits inclusion or incorporation of substantial information by reference to other documents filed by the Company with the SEC.

          6. The term "Securities" shall mean the Company's Series A Preferred Stock, Class B Common Stock Warrants, any options to purchase shares of the Company's equity securities issued to Walter G. Kortschak (or his successor as representative of the Purchasers) in his role as outside director ("Director Options"), and the Class A Common Stock issuable upon conversion of the Series A Preferred Stock, the Class B Common Stock issuable upon exercise of the Class B Common Stock Warrants, the Class A Common Stock issuable upon conversion of the Class B Common Stock and any equity securities issuable upon exercise of the Director Options.

          7. The term "Securities Act" shall mean the Securities Act of 1933, as amended.

          8. The term "SEC" or "Commission" means the Securities and Exchange Commission.

II   REGISTRATION

     A.   Demand Registration.
          -------------------

          1.   Request for Registration.  In case the Company shall receive from
               ------------------------
the Initiating Holders a written request that the Company effect any registration with respect to all or part of the Registrable Securities, the Company will:

               a. within ten (10) days after its receipt thereof give written notice of the proposed registration to all other Holders; and

               b. as soon as practicable, use its best efforts to effect such registration (including, without limitation, the execution of an undertaking to file post-effective amendments, appropriate qualifications under the applicable blue sky or other state securities laws and appropriate compliance with exemptive regulations issued under the Securities Act and any other governmental requirements or regulations) as may be so requested and as would permit or facilitate the sale and distribution of all or such portion of such Holder's or Holders' Registrable Securities as are specified in such request, together with all or such portion of the Registrable Securities of any Holder or Holders joining in such request as are specified in a written request given within 20 days after receipt of such written notice from the Company; provided, that the Company shall not be obligated to take any action to effect such registration pursuant to this Section II(A)(1):

                    i. Prior to 180 days following the effective date of the Company's first registered offering to the general public of its securities for its own account; or

                    ii. In any particular jurisdiction in which the Company would be required to qualify to do business or execute a general consent to service of process in effecting such registration; or

                    iii. After the Company has effected two (2) such registrations pursuant to this Subsection II(A)(1) and such registrations have been declared or ordered effective; or

                    iv. If the Company qualifies to register the Registrable Securities pursuant to Form S-3.

Subject to the foregoing clauses (i) through (iv), the Company shall file a registration statement covering the Registrable Securities so requested to be registered as soon as practical, but in any event within ninety (90) days after receipt of the request or requests of the Initiating Holders; provided, however, that if the Company shall furnish to such Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the reasonable judgment of the Board of Directors it would be seriously detrimental to the Company and its shareholders for such registration statement to be filed at the date filing would be required and it is therefore essential to defer the filing of such registration statement, the Company shall be entitled to delay the filing of such registration statement not more than once in any twelve month period for an additional period of up to sixty (60) days.

          2.   Underwriting.  If the Initiating Holders intend to distribute the
               ------------
Registrable Securities covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to
Section II(A)(1) and the Company shall include such information in the written notice referred to in Subsection II(A)(1)(a). The right of any Holder to registration pursuant to Section II(A)(1) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting (unless otherwise mutually agreed by a majority in interest of the Initiating Holders and such Holder) to the extent provided herein. The Company shall (together with all Holders proposing to distribute their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by a majority in interest of the Initiating Holders. Notwithstanding any other provision of this Section 2, if the underwriter advises the Initiating Holders in writing that marketing factors require a limitation of the number of shares to be underwritten, the Initiating Holders shall so advise all Holders of Registrable Securities who have elected to participate in such offering, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all such Holders thereof in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders. If any Holder of Registrable Securities disapproves of the terms of the underwriting, he may elect to withdraw therefrom by written notice to the Company, the underwriter and the Initiating Holders. Any Registrable Securities which are excluded from the underwriting by reason of the underwriter's marketing limitation or withdrawn from such underwriting shall be withdrawn from such registration. If the underwriter has not limited the number of Registrable Securities to be underwritten, the Company, employees of the Company and other holders of the Company's Common Stock may include securities for its (or their) own account in such registration if the underwriter so agrees and if the number of Registrable Securities which would otherwise have been included in such registration and underwriting will not thereby be limited.

     B.   Company Registration.
          --------------------

          1.   Registration.  If at any time or from time to time, the Company
               ------------
shall determine to register any of its securities, for its own account or the account of any of its stockholders, other than a registration on Form S-8 relating solely to employee stock option or purchase plans, or a registration on Form S-4 relating solely to an SEC Rule 145 transaction, or a registration on any other form (other than Form S-1, S-2 or S-3 or SB-2, or their successor forms), or any successor to such form which does not include substantially the same information as would be required to be included in a registration statement covering the sale of Registrable Securities, the Company will:

               a.   promptly give to each Holder written notice thereof; and

               b. include in such registration (and any related qualification under blue sky laws or other compliance with applicable taws), and in any underwriting involved therein, all the Registrable Securities specified in a written request or requests, made within 70 days after receipt of such written notice from the Company, by any Holder or Holders to be included in any such registration, except as set forth in Subsection II(B)(2) below.

          2.   Underwriting.  If the registration of which the Company gives
               ------------
notice is for a registered public offering involving an underwriting, the Company shall so advise the Holders as a part of the written notice given pursuant to Subsection II(B)(1)(a). In such event the right of any Holder to registration pursuant to Section II(B) shall be conditioned upon such Holder's participation in such underwriting and the inclusion of such Holder's Registrable Securities in the underwriting to the extent provided herein. All Holders proposing to distribute their securities through such underwriting shall (together with the Company and the other holders distributing their securities through such underwriting) enter into an underwriting agreement in customary form with the underwriter or underwriters selected for such underwriting by the Company. Notwithstanding any other provision of this Section II(B), if the underwriter determines that marketing factors require a limitation of the number of shares to be underwritten, the underwriter may limit the number of Registrable Securities to be included in the registration and underwriting. Notwithstanding the foregoing, in no event shall the amount of securities of the selling Holders included in the offering be reduced below thirty percent (30%) of the total amount of the securities included in such offering, unless such offering is the initial public offering of the Company's securities, in which case the selling Holders may be excluded if the underwriters make the determination described above and no other shareholders' securities are included. In the event of a cutback by the underwriters of the number of Registrable Securities to be included in the registration and underwriting, the Company shall advise all Holders of Registrable Securities which would otherwise be registered and underwritten pursuant hereto, and the number of shares of Registrable Securities that may be included in the registration and underwriting shall be allocated among all of such Holders in proportion, as nearly as practicable, to the respective amounts of Registrable Securities held by such Holders. If any Holder disapproves of the terms of any such underwriting, he may elect to withdraw therefrom by written notice to the Company and the underwriter. Any Registrable Securities excluded or withdrawn from such underwriting shall be withdrawn from such registration.

     C.   Form S-3.  After the Company has qualified for the use of Form S-3, or
          --------
its successor form, Holders of at least ten percent (10%) of the outstanding Registrable Securities shall have the right to request an unlimited number of registrations on Form S-3 (such requests shall be in writing and shall state the number of shares of Registrable Securities to be disposed of and the intended method of disposition of shares by such Holders), subject only to the following:

          1. The Company shall not be required to effect a registration pursuant to this Section II(C) within 180 days of the effective date of any registration referred to in Sections II(A) or II(B) above.

          2. The Company shall not be required to effect more than one such registration in any consecutive 6-month period.

          3. The Company shall not be required to effect a registration unless the anticipated aggregate gross proceeds from the requested registration will equal or exceed one hundred thousand dollars ($100,000).

     The Company shall promptly give written notice to all Holders of Registrable Securities of the receipt of a request for registration pursuant to this Section II(C) and shall provide a reasonable opportunity for other Holders to participate in the registration, provided that if the registration is for an underwritten offering, the terms of Subsection II(A)(2) shall apply to all participants in such offering. Subject to the foregoing, the Company will use its best efforts to effect promptly the registration of all shares of Registrable Securities on Form S-3 to the extent requested by the Holder or Holders thereof for purposes of disposition; provided, however, that if the Company shall furnish to such Holders a certificate signed by the President or Chief Executive Officer of the Company stating that in the good faith judgement of the Board of Directors it would be seriously detrimental to the Company for such registration statement to be filed at the date filing would be required and it is therefore essential to defer the filing of such registration statement, the Company shall be entitled to delay the filing of such registration statement not more than once in any 12 month period for an additional period of up to sixty (60) days. Any registration pursuant to this Section II(C) shall not be counted as a registration pursuant to Section II(A).

     D.   Expenses of Registration. All expenses incurred in connection with any
          ------------------------
registration, qualification or compliance pursuant to this Agreement, including without limitation, all registration, filing and qualification fees, printing expenses, fees and disbursements of counsel for the Company and expenses of any special audits incidental to or required by such registration, shall be borne by the Company except as follows:

          1. The Company shall not be required to pay for expenses of any registration proceeding begun pursuant to Sections II(A) or II(C), the request for which has been subsequently withdrawn by the Initiating Holders, in which case, such expenses shall be borne by the Holders requesting such withdrawal; provided, however, that in lieu of paying such expenses a majority in interest of the Initiating Holders may elect to forfeit the right of the holders of Registrable Securities to request one registration pursuant to
Section II(A) or II(C). Notwithstanding the foregoing, if at the time of such withdrawal (i) the Holder has learned of a material adverse change in the condition, business or prospects of the Company from that known to the Holder at the time of its request, and (ii) the Company knew or had reason to know of the likelihood of such material adverse change at the time of its request and did not inform the Holder thereof, then the Company shall be required to pay such expenses and the Holder shall retain its rights pursuant to Section II(A) or II(C).

          2. The Company shall not be required to pay reasonable fees of legal counsel of a Holder except for a single counsel acting on behalf of all selling Holders.

          3. The Company shall not be required to pay underwriters' fees, discounts or commissions relating to the Registrable Securities.

     E.   Registration Procedures.  In the case of each registration,
          -----------------------
qualification or compliance effected by the Company pursuant to this Agreement, the Company will keep each Holder participating therein advised in writing as to the initiation of each registration, qualification and compliance and as to the completion thereof. At its expense the Company will:

          1. Prepare and file with the SEC a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective, and, upon the request of the Holders of a majority of the Registrable Securities registered thereunder, keep such registration statement effective for up to one hundred twenty (120) days.

          2. Prepare and file with the SEC such amendments and supplements to such registration statement and the prospectus used in connection with such registration statement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement.

          3. Furnish to the Holders such numbers of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act, and such other documents as they may reasonably request in order to facilitate the disposition of Registrable Securities owned by them.

          4. Use its best efforts to register and qualify the securities covered by such registration statement under such other securities or Blue Sky laws of such jurisdictions as shall be reasonably requested by the Holders, provided that the Company shall not be required in connection therewith or as a condition thereto to qualify to do business or to file a general consent to service of process in any such states or jurisdictions.

          5. In the event of any underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form, with the managing underwriter of such offering. Each Holder participating in such underwriting shall also enter into and use best efforts to perform its obligations under such an agreement.

          6. Notify each Holder of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the

Securities Act of the happening of any event as a result of which the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

          7. Furnish, at the request of any Holder, on the date that the securities are delivered to the underwriters for sale in connection with a registration being sold through underwriters, (i) an opinion, if any, dated such date, of the counsel representing the Company for the purposes of such registration, in form and substance as is customarily given to the underwriters in an underwritten public offering, addressed to the underwriters and to the Holders and (ii) a letter dated such date, from the independent certified public accountants of the Company, in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriters, if any, and to the Holders requesting of Registrable Securities.

     F.   Indemnification.
          ---------------

          1. The Company will indemnify and hold harmless each Holder of Registrable Securities, each of its officers, directors and partners, and each person controlling such Holder within the meaning of Section 15 of the Securities Act, with respect to which such registration, qualification or compliance has been effected pursuant to this Agreement, and each underwriter, if any, and each person who controls any underwriter of the Registrable Securities held by or issuable to such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereto) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any registration statement, preliminary or final prospectus, or any amendment or supplement thereto, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or any violation or alleged violation by the Company relating to action or inaction required of the Company in connection with any rule or regulation promulgated under the Securities Act or any state securities law applicable to the Company and will reimburse each such Holder within the meaning of Section 15 of the Securities Act, each of its officers, directors and partners, and each person controlling such Holder, each such underwriter and each person who controls any such underwriter, for any reasonable legal and any other expenses, as incurred, in connection with investigating, defending or settling any such claim, loss, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such claim, loss, damage or liability arises out of or is based on any untrue statement or omission based upon written information furnished to the Company in an instrument duly executed by such Holder or underwriter specifically for use therein, and provided further that the agreement of the Company to indemnify any underwriter and any person who controls such underwriter contained herein with respect to any such preliminary prospectus shall not inure to the benefit of any underwriter, from whom the person asserting any such claim, loss, damage, liability or action purchased the stock which is the subject thereof, if at or prior to the written confirmation of the sale of such stock, a copy of the prospectus (or the prospectus as amended or supplemented) was not sent or delivered to such person, excluding the documents incorporated therein by reference, and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the prospectus (or the prospectus as amended or supplemented).

          2. Each Holder will, if Registrable Securities held by or issuable to such Holder are included in the securities as to which such registration, qualification or compliance is being effected, indemnify and hold harmless the Company, each of its directors and officers, each underwriter, if any, of the Company's securities covered by such a registration statement, each person who controls the Company within the meaning of the Securities Act, and each other such Holder, each of its officers, directors and partners and each person controlling such Holder, against all claims, losses, expenses, damages and liabilities (or actions in respect thereof) arising out of or based on any untrue statement (or alleged untrue statement) of a material fact contained in any preliminary or final prospectus, offering circular or other document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance or based on any omission (or alleged omission) to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company, such Holders, such directors, officers, partners, persons or underwriters for any reasonable legal or any other expenses incurred in connection with investigating, defending or settling any such claim, loss, damage, liability or action, in each case to the extent, but only to the extent, that such untrue statement (or alleged untrue statement) or omission (or alleged omission) is made in such registration statement, prospectus, offering circular or other document in reliance upon and in conformity with written information furnished to the Company in an instrument duly executed by such Holder specifically for use therein, and provided further that the agreement of the Holder to indemnify any underwriter and any person who controls such underwriter contained herein with respect to any such preliminary prospectus shall not inure to the benefit of any underwriter, from whom the person asserting any such claim, loss, damage, liability or action purchased the stock which is the subject thereof, if at or prior to the written confirmation of the sale of such stock, a copy of the prospectus (or the prospectus as amended or supplemented) was not sent or delivered to such person, excluding the documents incorporated therein by reference, and the untrue statement or omission of a material fact contained in such preliminary prospectus was corrected in the prospectus (or the prospectus as amended or supplemented). Notwithstanding the foregoing, in no event shall the indemnification provided by any Holder hereunder exceed the gross proceeds received by such Holder for the sale of such Holder's securities pursuant to such registration.

          3. Each party entitled to indemnification under this Section II(F) (the "Indemnified Party") shall give notice to the party required to provide indemnification (the "Indemnifying party") promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought. The Indemnified Party shall promptly permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom, provided that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably be withheld). The Indemnified Party may participate in such defense and hire counsel at such party's own expense. The failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations hereunder, unless such failure is materially prejudicial to an Indemnifying Party's ability to defend such action. No Indemnifying Party, in the defense of any such claim or litigation, shall, except with the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. Any Indemnified Party shall cooperate with the Indemnifying Party in the defense of any claim or litigation brought against such Indemnified Party.

     G.   Lock-Up Provision. Upon receipt of a written request by the Company or
          -----------------
by its underwriters, the Holders shall not sell, sell short, grant an option to buy, or otherwise dispose of shares of the Company's Common Stock or other securities (except for any such shares included in the registration) for a period of one hundred and eighty (180) days following the effective date of the initial registration of the Company's securities; provided, however, that such Holder shall have no obligation to enter into the agreement described in this
Section II(G) unless all executive officers, directors and holders of three percent (3%) or more of the outstanding voting securities of the Company and all other Holders and holders of other registration rights from the Company enter into similar agreements. The Company may impose stop-transfer instructions with respect to the shares (or securities) subject to the foregoing restriction until the end of said 120-day period.

     H.   Information by Holder. The Holder or Holders of Registrable Securities
          ---------------------
included in any registration shall promptly furnish to the Company such information regarding such Holder or Holders and the distribution proposed by such Holder or Holders as the Company may request in writing and as shall be required in connection with any registration, qualification or compliance referred to herein.

     I.   Rule 144 Reporting.  With a view to making available to Holders of
          ------------------
Registrable Securities the benefits of certain rules and regulations of the SEC which may permit the sale of the Registrable Securities to the public without registration, at all times after 90 days after the effective date of the first registration filed by the Company for an offering of its securities to the general public the Company agrees to:

          1. Make and keep public information available, as those terms are understood and defined in SEC Rule 144.

          2. File with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act").

          3. So long as a Holder owns any Registrable Securities, to furnish to such Holder forthwith upon such Holder's request a written statement by the Company as to its compliance with the reporting requirements of said Rule 144 (at any time after 90 days after the effective date of the first registration statement filed by the Company for an offering of its securities to the public) and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), a copy of the most recent annual or quarterly report of the Company, and such other reports and documents so filed by the Company as such Holder may reasonably request in availing itself of any rule or regulation of the SEC allowing such Holder to sell any such securities without registration.

     J.   Transfer of Registration Rights.  A Holder's rights under Sections
          -------------------------------
II(A), II(B), II(C) and II(l) may be assigned by any Holder to a transferee or assignee of at least 10% of a Holder's Registrable Securities (as adjusted for stock splits, stock dividends. recapitalizations and the like) not sold to the public or a transferee or assignee of any shares of its Registrable Securities not sold to the public that is a partner or affiliate of such Holder, provided, that the Company is given written notice by the Holder at the time of or within thirty (30) days after said transfer, stating the name and address of said transferee or assignee and identifying the securities with respect to which such registration rights are being assigned. No such transfer or assignment shall be effective until such transferee or assignee agrees in writing to become subject to the obligations of the transferring Holder hereunder.

     K.   Limitations on Subsequent Registration Rights. From and after the date
          ---------------------------------------------
of this Agreement, the Company shall not, without the prior written consent of the Holders of a majority of the outstanding Registrable Securities, enter into any agreement with any holder or prospective holder of any securities of the Company which would allow such holder or prospective holder (a) to include such securities in any registration filed under Section II(A), II(B) or II(C) hereof, unless under the terms of such agreement, such holder or prospective holder may include such securities in any such registration only to the extent that the inclusion of its securities will not reduce the number of amount of the Registrable Securities of the Holders which are included or (b) to make a demand registration which could result in such registration statement being declared effective prior to the earlier of either of the dates set forth in Subsection II(A)(1)(b)(i).

     L.   Termination.  The rights of all Holders under this Agreement shall
          -----------
terminate on the fifth anniversary of the closing of the Company's first registered public offering of its securities; provided however, that the
                                              --------
Company's reporting obligations under SEC Rule 144 as set forth in Section 10 above, shall survive the termination of this Agreement.

III  RIGHT OF FIRST REFUSAL

     If, at any time prior to the expiration of the period set forth in Section IV(B) below, the Company should desire to issue in any transaction not registered under the Securities Act in reliance upon a claimed exemption thereunder, any Equity Securities (as defined in Subsection (E) below), it shall give each Purchaser and each Founder (together, the Purchasers and Founders shall be referred to in this Section III as "Stockholders") a first right of refusal to purchase such Stockholder's pro rata share (or any part thereof) of all of such privately offered Equity Securities on the same terms as the Company is willing to sell such Equity Securities to any other person. The Stockholder's pro rata share of the Equity Securities shall be equal to the percentage that the Equity Securities of the Company held by the Stockholder on an as-converted basis on the date of the Company's written notification referred to in subparagraph (A) below, bears to all outstanding Equity Securities of the Company on the date of such written notification.

     A.   Notices.  Prior to any sale or issuance by the Company of any Equity
          -------
Securities, the Company shall notify each Stockholder, in writing, of its bona fide intention to sell and issue such Equity Securities, setting forth any material terms under which it proposes to make such sale. Within fifteen (15) days after receipt of such notice, each Stockholder shall notify the

Company whether the Stockholder exercises its option and elects to purchase the Stockholder's pro rata share (or any part hereof) of the Equity Securities so offered.

     B.   Procedure.  If any Stockholder has failed to exercise its option to
          ---------
purchase all of its pro rata portion of the Equity Securities upon the terms and conditions set forth in the Subsection (A) notice, the Company may, during the period of ninety (90) days following the expiration of such option period, sell and issue such securities as to which such Stockholder has not exercised its option to any other person upon the same terms and conditions as those set forth in the notice to the Stockholders. In the event the Company has not sold the Equity Securities within said ninety (90) day period, the Company shall not thereafter issue or sell any Equity Securities without first offering such securities to the Stockholders in the manner provided above.

     C.   Closing.  If a Stockholder gives the Company notice that it desires to
          -------
purchase any of the Equity Securities offered by the Company, payment for the Equity Securities shall be by check, or wire transfer, against delivery of the securities at the executive offices of the Company within ten (10) days after giving the Company such notice, or, if later, the closing date for the sale of such Equity Securities to third parties. The Company shall take all such action as may be required by any regulatory authority in connection with the exercise by the Stockholder of the right to purchase Equity Securities as set forth in this Section III.

     D.   Exceptions.  The right of first refusal contained in this Section III
          ----------
shall not apply to (i) the issuance by the Company of Equity Securities exclusively to employees or directors of, or consultants to the Company pursuant to the approval of the Board of Directors, (ii) the issuance of Common Stock of the Company upon conversion of Preferred Stock, (iii) the issuance of Class A Common Stock upon conversion of Class B Common Stock, or (iv) any Equity Securities issued in connection with an acquisition or SEC Rule 145 transaction.

     E.   "Equity Securities".  The term "Equity Securities" shall mean (i)
           -----------------
Common Stock, rights, options or warrants to purchase Common Stock; (ii) any other instrument convertible into Common Stock; (iii) any security convertible into or exchangeable for any of the foregoing.

     F.   Assignment.  A Purchaser's right to purchase any Equity Securities
          ----------
pursuant to this Section III may be assigned by the Purchaser to an affiliate of the Purchaser. For the purposes of this subparagraph (F), an "affiliate" shall mean any partner or shareholder of the Purchaser, any person or entity that director or indirectly through one or more intermediaries controls or is controlled by or is under common control with a Purchaser. A Founder's right to purchase any Equity Securities pursuant to this Section III shall not be assignable.

IV   REPURCHASE

     A.   Put Option.
          ----------

          1.   Exercise of Option.  In the event that upon the earlier to occur
               ------------------
of (i) October 14, 2001, (ii) a liquidation, dissolution, winding-up or (iii) the closing of an acquisition, merger. exchange of securities, sale of all or substantially all of the assets of Company, reorganization in which the Company is not the surviving entity or a stock issuance or "reverse merger" in which the Company is the surviving entity but under which the holders of the

Company's securities prior to such stock issuance or reverse merger do not hold more than fifty percent (50%) of the voting securities of the Company following such stock issuance or reverse merger, the Purchasers continue to hold any Securities, any Purchaser may notify the Company that it intends to offer to the Company any or all of the Securities then held by it for purchase by the Company, and the Company shall be required to repurchase the Securities so offered under this Agreement as provided below.

          2.   Price.  The price to be paid by the Company for the Securities to
               -----
be sold hereunder shall be the greater of (i) the Purchaser's original purchase price of such Securities (as set forth in the Purchase Agreement) plus all accrued and unpaid dividends through the date of the repurchase, and (ii) the fair market value of the Securities as of the date of such proposed repurchase as agreed upon by the Company and the Purchaser. If the Common Stock is publicly traded, fair market value, with respect to the Common Stock, shall mean the average over the preceding twenty (20) trading days of the mean of the closing bid and asked prices on the over-the-counter market as reported by Nasdaq, or if then traded on a national securities exchange or the Nasdaq National Market, the average over the preceding twenty (20) trading days of the mean of the high and low prices on the principal national securities exchange or the Nasdaq National Market on which it is so traded (or, in either event, such fewer number of days as such Common Stock has been so traded). If no such agreement is reached within thirty (30) days, the fair market value shall be determined by appraisal as set forth below.

     All appraisals shall be undertaken by two appraisers, one selected by the Company and one selected by the Purchasers of a majority of the Securities. The fair market value shall be the fair market value arrived at by those appraisers within sixty (60) days following the appointment of the last appraiser to be appointed. In the event that the two appraisers cannot agree on such fair market value within such a period of time, (i) if the appraisers' valuations are within 10% of each other the fair market value shall be the mean of the two valuations and (ii) if the differences in the valuations are greater, the appraisers shall elect a third appraiser who will calculate fair market value independently, and, except as provided in the next sentence, the fair market value of the Securities shall in each case be the average of the two fair market values arrived at by the appraisers who are closest in amount. If one appraiser's valuation is the mean of the other two valuations, the mean valuation shall be the fair market value. In the event that the two original appraisers cannot agree upon a third appraiser within thirty (30) days following the end of the sixty (60) day period referred to above, then the third appraiser shall be appointed by the American Arbitration Association upon the request of either party. If, following the conclusion of any appraisal referred to above, a Purchaser shall choose not to sell any or all of its Securities, then it shall so notify the Company, within twenty (20) days following receipt of the appraisal. If the Purchaser chooses not to sell any or all of its Securities and after the initiation of the procedures outlined in Section IV(A), then its rights hereunder shall terminate with respect to all such securities not offered to the Company. The expenses of the appraiser chosen by the Company will be borne by it, the expenses of the appraiser chosen by the Purchasers will be borne by the Purchasers and the expenses of the third appraiser will be borne 50% by the Company and 50% by the Purchasers.

          3.   Payment.  The Company shall, within sixty (60) days following
               -------
either the agreement, as provided above, with the Purchasers concerning the fair market value of the Securities or the receipt of the results of the appraisal referred to above, to the extent permitted by applicable law (the "Repurchase Date"), purchase the Securities tendered to it at the price established by the agreement or the appraisal and the Purchasers shall deliver to the Company, upon receipt of payment therefor, the certificates for the Securities duly endorsed by them. Payment shall be made by certified check or wire transfer of funds to such bank account or accounts as the Purchaser shall direct.

     B.   Termination of Option.  The obligation of the Company to purchase the
          ---------------------
Purchased Common Stock as provided in this Agreement shall terminate upon (i) the closing of a Qualified Public Offering (as defined below); (ii) the closing of an acquisition, merger, exchange of securities, sale of all or substantially all of the assets of Company, reorganization in which the Company is not the surviving entity or a stock issuance or "reverse merger" in which the Company is the surviving entity but under which the holders of the Company's securities prior to such stock issuance or reverse merger do not hold more than fifty percent (50%) of the voting securities of the Company following such stock issuance or reverse merger; provided, however, that the Purchaser shall have the right to exercise the option granted pursuant to Section IV(A) hereof concurrently with such closing by delivering written notice of their intention to so exercise at least ten (10) days prior to the date of closing, and, provided further, that the Company shall provide the Holders not less than 30 days written notice of the closing of a transaction contemplated by this Section IV(B); or (iii) the liquidation of the Company. For purposes of this Agreement, a "Qualified Public Offering" shall mean an underwritten public offering in which the Company receives gross proceeds of not less than $10 million at a purchase price per share of not less than $3.52 (as adjusted for stock splits, dividends, recapitalization and the like).

V    MISCELLANEOUS

     A.   Notices.  All notices or other communications required or permitted to
          -------
be delivered hereunder shall be in writing signed by the party giving the notice to the Company at 9888 Carroll Center Road, Suite 200, San Diego, CA 92126-4581,
Attn: President, and to the Purchasers at 499 Hamilton Avenue, Ste. 200, Palo Alto, CA 94301. Any Purchaser may at any time change the address to which notice shall be mailed by giving notice of such chance to the Company and to the other parties and such notice shall be deemed given when received by the other party hereto.

     B.   Amendment.  This Agreement may be amended with the written consent of
          ---------
the Company and the written consent of the holders of a majority of the Securities held by the Purchasers.

     C.   Entire Agreement.  This Agreement constitutes the entire agreement of
          ----------------
the parties with respect to the matters contemplated herein. This Agreement supersedes any and all prior understandings as to the subject matter of this Agreement.

     D.   Binding Effect; Assignment.  This Agreement shall be binding upon and
          --------------------------
inure to the benefit of the successors and assigns of the respective parties hereto, except that the Company shall not have the right to assign its rights hereunder or any interest herein, and the rights and interests of the Purchasers shall be assignable, without the consent of the Company, to any assignee.

     E.   General.  The headings contained in this Agreement are for reference
          -------
purposes only and shall not in any way affect the meaning or interpretation of this Agreement. In this Agreement the singular includes the plural, the plural the singular, the masculine gender includes the neuter, masculine and feminine genders. This Agreement shall be governed by and construed under the laws of the State of California.

     F.   Severability. If any provision of this Agreement shall be found by any
          ------------
court of competent jurisdiction to be invalid or unenforceable, the parties hereby waive such provision to the extent that it is found to be invalid or unenforceable. Such provision shall, to the maximum extent allowable by law, be modified by such court so that it becomes enforceable, and, as modified, shall be enforced as any other provision hereof, all the other provisions hereof continuing in full force and effect.

     G.   Counterparts.  This Agreement may be executed in counterparts, all of
          ------------
which together shall constitute one and the same instrument.

     H.   Dispute Resolution.  The parties acknowledge and agree that time is of
          ------------------
the essence in resolving any dispute that may arise in connection with this Agreement. Except as provided herein, any controversy or claim arising out of or relating to this Agreement, or the breach thereof, that cannot be resolved between the parties in a timely manner shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). The expenses of the arbitration, including the arbitrator's fees, expert witness fees, and attorneys' fees, may be awarded to the prevailing party, in the discretion of the arbitrator, or may be apportioned between the parties in any manner deemed appropriate by the arbitrator. Unless and until the arbitrator decides that one party is to pay for all (or a share) of such expenses, the Company shall pay all reasonable expenses, including legal and accounting fees and costs arising in connection with enforcement of this Agreement or the Collateral Agreements. The parties shall keep confidential the decision of the arbitrator. Notwithstanding the foregoing, the parties may disclose information about such decision to persons who have a need to know, such as limited partners, directors, trustees, management employees, witnesses, experts, investors, attorneys, lenders, insurers, and others who may be affected. Once the arbitration award has become final, if the arbitration award is not promptly satisfied, then these confidentiality provisions shall no longer be applicable. Notwithstanding the foregoing, the parties will be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security). The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violation of the provisions of this Agreement.

     IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

                                   COMPS INFOSYSTEMS, INC.

                                   By:______________________________________
                                         Christopher A. Crane, President


                                   SUMMIT VENTURES III, L.P.

                                   By:  Summit Partners III, L.P.
                                        General Partner

                                        By:  Stamps, Woodsum & Co. III,
                                             General Partner

                                        By:_________________________________
                                              General Partner

                                    SUMMIT INVESTORS II, L.P.


                                    By:_____________________________________
                                              General Partner


                                    ________________________________________
                                    Christopher A. Crane
                                    in his individual capacity


                                    ________________________________________
                                    Robert C. Beasley
                                    in his individual capacity

                                   EXHIBIT E

                               Co-Sale Agreement

                 RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT
                 --------------------------------------------

     This Agreement is made as of October 14, 1994, by and among COMPS Infosystems, Inc., a Delaware corporation (the "Company"), Christopher A. Crane, in his individual capacity ("Crane"), and the Purchasers listed on Exhibit A
                                                                   ---------
hereto.

                                   RECITALS
                                   --------

     A. Crane currently owns shares of the Company's Common Stock (the "Common Stock"), as set forth on Exhibit B.
                         ---------

     B. The Purchasers intend to purchase from the Company shares of its Series A Preferred Stock and warrants to purchase shares of the Company's Class B Common Stock ("Warrants"), pursuant to that certain Stock and Warrant Purchase Agreement entered into by and among the Company and the Purchasers dated of even date herewith (the "Stock and Warrant Purchase Agreement").

     C. To induce the Purchasers to purchase such shares of stock and Warrants from the Company, Crane has agreed to grant the Purchasers certain rights of first refusal and co-sale with respect to Common Stock currently owned by Crane and any other stock of the Company hereafter owned or acquired by Crane, all on the terms and conditions set forth in this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises herein contained, and other consideration, the receipt and adequacy of which hereby is acknowledged, the parties hereto agree as follows:

     1.   Certain Definitions.  For purposes of this Agreement, the following
          -------------------
terms have the following meanings:

          (a)  "IPO" means the first underwritten sale of Company securities to
                ---
the public pursuant to registration statement under the Securities Act of 1933, as amended, in which the gross proceeds to the Company equal or exceed $10,000,000.

          (b)  "Purchasers' Share" means as to the Right of Co-Sale, the ratio
                -----------------
determined by dividing (A) the number of shares of Stock (as defined below) held by a Purchaser by (B) the number of shares of Stock held by all Purchasers plus the number of shares of Stock held by Crane.

          (c)  "Offered Stock" means all Stock proposed to be Transferred by
                -------------
Crane.

          (d)  "Right of Co-Sale" means the right of co-sale provided to the
                ----------------
Purchasers in Section 4 of this Agreement.

          (e)  "Right of First Refusal" means the right of first refusal
                ----------------------
provided to the Purchasers in Section 3 of this Agreement.

          (f)  "Stock" means and includes all shares of Common Stock issued and
                -----
outstanding at the relevant time plus (i) all shares of Common Stock that may be issued upon exercise of any options, warrants and other rights of any kind that are then exercisable, and (ii) all shares of Common Stock that may be issued upon conversion of (A) any convertible securities, including, without limitation, preferred stock and debt securities then outstanding, which are by their terms then convertible into or exchangeable for Common Stock or (B) any such convertible securities issuable upon exercise of options, warrants or other rights that are then exercisable.

          (g)  "Transfer" means and includes any sale, assignment, encumbrance,
                --------
hypothecation, pledge, conveyance in trust, gift, transfer by bequest, devise or descent, or other transfer or disposition of any kind, including but not limited to transfers to receivers, levying creditors, trustees or receivers in bankruptcy proceedings or general assignees for the benefit of creditors, whether voluntary or by operation of law, directly or indirectly, except:

               (i) any bona fide pledge if the pledgee executes a counterpart copy of this Agreement and becomes bound thereby in the same manner as Crane;

               (ii) any transfers of Stock by Crane to Crane's spouse, lineal descendant or antecedent, father, mother, brother or sister of Crane, the adopted child or adopted grandchild of Crane, or the spouse of any child, adopted child, grandchild or adopted grandchild of Crane, or to a trust or trusts for the exclusive benefit of Crane or Crane's family members as described in this Section, or transfers of Stock by Crane by devise or descent, in all cases if the transferee or other recipient executes a counterpart copy of this Agreement and becomes bound thereby in the same manner as Crane;

               (iii) any transfer of Stock by Crane made: (A) pursuant to a merger or consolidation of the Company with or into another corporation or corporations; (B) pursuant to the winding up and dissolution of the Company; (C) at, and pursuant to, the IPO; or (D) to a Purchaser pursuant to this Agreement;

               (iv)  any bona fide gift to not-for-profit organizations; or

               (v) any transfer of Stock by Crane to the Company pursuant to the repurchase of such Stock by the Company as permitted by Section 6.6 of the Stock and Warrant Purchase Agreement.

     2.   Notice of Proposed Transfer.  Before Crane may effect any Transfer of
          ---------------------------
any Stock, Crane must give at the same time to the Company and the Purchasers a written notice signed by Crane ("Crane's Notice") stating (a) Crane's bona fide intention to transfer such Offered Stock; (b) the number of shares of the Offered Stock; (c) the name, address and relationship, if any, to Crane of each proposed purchaser or other transferee; and (d) the bona fide cash price or, in reasonable detail, other consideration, per share for which Crane proposes to transfer such Offered Stock (the "Offered Price"). Upon the request of a Purchaser, Crane will promptly furnish such information, to the Purchasers, as may be reasonably requested to establish that the offer and proposed transferee are bona fide.

     3.   Right of First Refusal.
          ----------------------

          (a)  Purchasers' Right.  With respect to any Transfer by Crane, the
               -----------------
Purchasers shall have the right of first refusal to purchase all or any part of the Offered Stock, exercisable as set forth in Subsection (b) hereof.

          (b)  Exercise of Purchasers' Right of First Refusal.  The Purchasers'
               ----------------------------------------------
Right of First Refusal may be exercised as follows:

               (i) Each Purchaser shall have the opportunity to purchase all or any part of its pro rata share of Offered Stock. A Purchaser's pro-rata share shall be determined by dividing the number of shares of Stock held by a Purchaser by the total number of shares of Stock held by all Purchasers. The Purchasers shall be entitled to apportion Offered Stock to be purchased among its partners and affiliates, provided that such Purchaser notifies Crane of such allocation, and provided that such allocation does not threaten the Company's ability to rely upon an exemption from the registration provisions of the Act or the qualification provisions of applicable blue-sky laws. In addition, a Purchaser shall be entitled to assign its rights under this Section 3 to the Company.

               (ii) If any Purchaser or its assignees desires to purchase all or any part of the Offered Stock, such Purchaser must, within the twenty (20) day period (the "Purchaser Refusal Period") commencing on the date of Crane's Notice, give written notice to Crane and to the Company of such Purchaser's election to purchase the Offered Stock. In the event that any Purchaser elects not to purchase its pro-rata share of the Offered Stock, such shares may be purchased by the other Purchasers.

               (iii) Within ten (10) days after expiration of the Purchaser Refusal Period, the Company will give written notice (the "Purchasers' Expiration Notice") to Crane and to the Purchasers specifying either (A) that Offered Stock was subscribed by the Purchasers exercising their Rights of First Refusal or (B) that the Purchasers do not have the right to purchase any of the Offered Stock because the Purchasers did not timely exercise their Right of First Refusal to purchase Offered Stock, in which case the Purchasers' Expiration Notice will specify each Purchaser's Share of the Offered Stock with respect to the Right of Co-Sale.

          (c)  Purchase Price.  The purchase price for the Offered Stock to be
               --------------
purchased by the Purchasers exercising their Right of First Refusal under this Agreement will be the Offered Price, but will be payable as set forth in Section 3(d) hereof. If the Offered Price includes consideration other than cash, the cash equivalent value of the non-cash consideration will be determined by the Board of Directors of the Company in good faith, which determination will be binding upon the Purchasers and Crane absent fraud or error.

          (d)  Payment.  Payment of the purchase price for the Offered Stock
               -------
purchased by a Purchaser exercising its Right of First Refusal will be made within seven days after the date of the Purchaser's Expiration Notice. Payment of the purchase price will be made by the exercising Purchaser (i) in cash (by check), (ii) by cancellation of all or a portion of any outstanding indebtedness of Crane to the Purchaser or (iii) by any combination of the foregoing.

          (e)  Rights as a Stockholder.  If the Purchasers exercise their Rights
               -----------------------
of First Refusal to Purchase the Offered Stock, then, upon the date the notice of such exercise is given by the Company, Crane will have no further rights as a holder of the Offered Stock except the right to receive payment for the Offered Stock from the Purchasers in accordance with the terms of this Agreement, and Crane will forthwith cause ail certificate(s) evidencing such Offered Stock to be surrendered to the Company for transfer to the Purchasers.

          (f)  Crane's Right To Transfer.  If the Purchasers have not elected to
               -------------------------
purchase all of the Offered Stock, then, subject to the Right of Co-Sale, Crane may transfer that portion of the Offered Stock permitted to be sold by Crane, to any person named as a purchaser or other transferee in Crane's Notice, at the Offered Price or at a higher price, provided that such transfer (i) is consummated within ninety (90) days after the date of Crane's Notice and (ii) is in accordance with all the terms of this Agreement. If the Offered Stock is not so transferred during such 90 day period, then Crane may not transfer any of such Offered Stock without complying again in full with the provisions of this Agreement.

     4.   Right of Co-Sale.
          ----------------

          (a)  Right of Co-Sale.  If the Purchasers have waived or failed to
               ----------------
timely exercise their Rights of First Refusal, a Purchaser may transfer to the transferee proposed in Crane's Notice the Purchaser's Share of the Offered Stock, as such Share is specified in the Purchaser's Expiration Notice, by giving written notice to Crane, within ten (10) days after the date of the Purchaser's Expiration Notice, specifying the number of shares and type of Stock that the Purchaser desires to transfer to the transferee.

          (b)  Consummation of Co-Sale.  A Purchaser may exercise the Right of
               -----------------------
Co-Sale by delivering to Crane at the closing of the transfer of Offered Stock to such transferee (the "Closing") one or more certificates, properly endorsed for Transfer, representing such Stock to be Transferred by the Purchaser. At the Closing, such certificates or other instruments will be transferred and delivered to the transferee set forth in Crane's Notice in consummation of the transfer of the Offered Stock pursuant to the terms and conditions specified in such notice, and Crane will remit, or will cause to be remitted, to the Purchaser within seven (7) days after such Closing that portion of the proceeds of the Transfer to which the Purchaser is entitled by reason of the Purchaser's participation in such transfer pursuant to the Right of Co-Sale.

     5.   Multiple Series, Class or Type of Stock. If the Offered Stock consists
          ---------------------------------------
of more than one series or class or type of Stock, the Purchaser has the right to purchase or transfer hereunder, as the case may be, each such series, class or type; provided, however, that if, as to the Right of Co-Sale, the Purchaser does not hold any of such series, class, or type, and the proposed transferee is not willing, at the Closing, to purchase some other series, class or type of Stock from the Purchaser, or is unwilling to purchase any Stock from the Purchaser at the Closing, then the Purchaser will have the put right (the "Put Right") set forth in Section 6(b) hereof.

     6.   Refusal to Transfer; Put Right.
          ------------------------------

          (a)  Refusal to Transfer.  Any attempt by Crane to transfer any Stock
               -------------------
in violation of any provision of this Agreement will be void. The Company will not be required (i) to transfer on its books any Stock that has been sold, gifted or otherwise transferred in violation of this Agreement, or (ii) to treat as owner of such Stock, or to accord the right to vote or pay dividends to any purchaser, donee or other transferee to whom such Stock may have been so transferred.

          (b)  Put Right. If Crane transfers any Stock in contravention of the
               ---------
Purchasers' Right of Co-Sale under this Agreement (a "Prohibited Transfer"), or if the proposed transferee of Offered Stock desires to purchase only the class, series or type of stock offered by Crane or is unwilling to purchase any Stock from the Purchaser and the provisions of Section 5 hereof apply, the Purchaser may, by delivery of written notice to Crane (a "Put Notice") within ten (10) days after (i) the Closing as defined in Subsection 4(b) above, or (ii) the date on which the Purchaser becomes aware of the Prohibited Transfer or the terms thereof require Crane to purchase from the Purchaser for cash or such other consideration as Crane received in the Prohibited Transfer or at the Closing that number of shares of Stock (of the same class, series or type as transferred in the Prohibited Transfer or at the Closing if the Purchaser then owns Stock of such class, series or type; otherwise of Common Stock) having a purchase price equal to the aggregate purchase price the Purchaser would have received in the closing of such Prohibited Transfer if the Purchaser had elected to exercise its right of Co-Sale with respect thereto or in the Closing if the proposed transferee had been willing to purchase the Stock of the Purchaser. The closing of such sale to Crane will occur within seven (7) days after the date of the Purchaser's Put Notice to Crane.

     7.   Restrictive Legend and Stock-Transfer Orders.
          --------------------------------------------

          (a)  Right of First Refusal and Co-Sale Legend.  Crane understands and
               -----------------------------------------
agrees that the Company will cause the legend set forth below, or a legend substantially equivalent thereto, to be placed upon any certificate(s) or other documents or instruments evidencing ownership of Stock by Crane:

     THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RIGHTS OF FIRST REFUSAL AND RIGHTS OF CO-SALE AS SET FORTH IN A RIGHT OF FIRST REFUSAL AND CO-SALE AGREEMENT DATED OCTOBER 14, 1994, ENTERED INTO BY THE HOLDER OF THESE SHARES, THE COMPANY AND CERTAIN STOCKHOLDERS OF THE COMPANY. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY. SUCH RIGHTS OF FIRST REFUSAL AND RIGHTS OF CO-SALE ARE BINDING ON CERTAIN TRANSFEREES OF THESE SHARES.

          (b)  Stop Transfer Instructions.  Crane agrees, to ensure compliance
               --------------------------
with the restrictions referred to herein, that the Company may issue appropriate "stop transfer" certificates or instructions and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its records.

     8.   Termination and Waiver.
          ----------------------

          (a)  Termination. The Purchasers' Right of First Refusal and the Right
               -----------
of Co-Sale will terminate upon the earliest to occur of (i) the IPO, (ii) the dissolution of the Company, or (iii) the effective date of a consolidation or merger with or into another corporation as a result of which the stockholders of the Company prior to such transaction own less than 50% of the outstanding stock of the surviving corporation.

          (b)  Waiver. The application of the Purchasers' Right of First Refusal
               ------
and/or the Right of Co-Sale as to any proposed Transfer by Crane of any Stock may be waived in advance of or after such transfer by the written agreement of the Purchasers. The Purchasers will have the absolute right to exercise or refrain from exercising any right or rights that such party may have by reason of this Agreement, including without limitation the right to purchase or participate in the sale of Offered Stock, and the Purchasers will not incur any liability to any other party hereto with respect to exercising or refraining from exercising any such right or rights. Any waiver by a party of its rights hereunder will be effective only if evidenced by a written instrument executed by such party or its authorized representative.

     9.   Miscellaneous Provisions.
          ------------------------

          (a)  Notice.  Any notice required or permitted to be given to a party
               ------
pursuant to the provisions of this Agreement will be in writing and will be effective and deemed given under this Agreement on the earliest of (i) the date of personal delivery, or (ii) the date of delivery by facsimile, or (iii) the business day after deposit with a nationally-recognized courier or overnight service, including Express Mail, for United States deliveries or three (3) business days after such deposit for deliveries outside of the United States, or
(iv) five (5) business days after deposit in the United States mail by registered or certified mail for United States deliveries. All notices not delivered personally or by facsimile will be sent with postage and other charges prepaid and properly addressed to the party to be notified at the address set forth below such party's signature on this Agreement or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto. All notices for delivery outside the United States will be sent by facsimile, or by nationally recognized courier or overnight service, including Express Mail. Any notice given hereunder to more than one person will be deemed to have been given, for purposes of counting time periods hereunder. on the date given to the last party required to be given such notice. Notices to the Company will be marked to the attention of the President.

          (b)  Binding on Successors and Assigns; Inclusion Within Certain
               -----------------------------------------------------------
Definitions.  This Agreement, and the rights and obligations of the parties
-----------
hereunder, will inure to the benefit of, and be binding upon, their respective successors, assigns, heirs, executors, administrators and legal representatives. Any permitted transferee of Crane who is required to become a party hereto will be considered "Crane" for purposes of this Agreement and any permitted transferee of Stock held by a Purchaser will be considered a "Purchaser" for purposes of this Agreement.

          (c)  Severability.  If any provision of this Agreement is held to be
               ------------
invalid, illegal or unenforceable in any respect, such provision will be enforced to the maximum extent possible and such invalidity, illegality or unenforceability will not affect any other provision of this Agreement, and this Agreement will be construed as if such invalid, illegal or unenforceable provision had (to the extent not enforceable) never been contained herein.

          (d)  Amendment.  This Agreement may be amended only by a written
               ---------
instrument executed by the Company, the Purchasers holding a majority of the Stock then held by all Purchasers and Crane.

          (e)  Continuity of Other Restrictions.  Any Stock not purchased by a
               --------------------------------
Purchaser under their Right of First Refusal hereunder will continue to be subject to all other restrictions imposed upon such Stock by law, including any restrictions imposed under the Company's Articles of Incorporation or By-laws, or by agreement.

          (f)  Governing Law.  This Agreement will be governed by and construed
               -------------
in accordance with the laws of the State of California, excluding that body of law pertaining to conflict of laws.

          (g)  Obligation of Company; Binding Nature of Exercise.  The Company
               -------------------------------------------------
agrees to use its best efforts to enforce the terms of this Agreement, to inform Crane and the Purchasers of any breach hereof (to the extent the Company has knowledge thereof) and to use reasonable efforts to assist Crane and the Purchasers in the exercise of their rights and the performance of their obligations hereunder. Any exercise of the Right of First Refusal or Right of Co-Sale will be binding upon the party so exercising, and may not be withdrawn without the written consent of Crane, except that such exercise may be withdrawn unilaterally by the exercising party if there is any legal prohibition as to a party's consummation of its purchase or sale hereunder.

          (h)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which when so executed and delivered will be deemed an original, and all such counterparts together will constitute one and the same instrument.

          (i)  Entire Agreement. This Agreement constitutes the entire agreement
               ----------------
of the parties with respect to the specific subject matter hereof and supersedes in their entirety all other agreements or understandings between or among the parties hereto with respect to such specific subject matter.

          (j)  Conflict.  In the event of any conflict between the terms of this
               --------
Agreement and the Company's Articles of Incorporation, or its By-laws, the terms of the Company's Articles of Incorporation. or its By-laws, as the case may be, will control. In the event of any conflict between the terms of this Agreement and any other agreement to which Crane is a party or by which Crane is bound, the terms of this Agreement will control. In the event of any conflict between the Company's books and records and this Agreement or any notice delivered hereunder, the Company's books and records will control absent fraud or error.

          (k)  Dispute Resolution.  The parties acknowledge and agree that time
               ------------------
is of the essence in resolving any dispute that may arise in connection with this Agreement. Except as set forth herein, any controversy or claim arising out of or relating to this Agreement, or the breach thereof, that cannot be resolved between the parties in a timely manner shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American

Arbitration Association ("AAA"). The expenses of the arbitration, including the arbitrator's fees, expert witness fees, and attorney's fees, may be awarded to the prevailing party, in the discretion of the arbitrator, or may be apportioned between the parties in any manner deemed appropriate by the arbitrator. Unless and until the arbitrator decides that one party is to pay for all (or a share) of such expenses, the Company shall pay reasonable expenses, including legal and accounting fees and costs arising in connection with enforcement of this Agreement or the Collateral Agreements. The parties shall keep confidential the decision of the arbitrator; however, the parties may disclose information about such decision to persons who have a need to know, such as limited partners, directors, trustees, management employees, witnesses, experts, investors, attorneys, lenders, insurers, and others who may be directly affected. Once the arbitration award has become final, if the arbitration award is not promptly satisfied, then these confidentiality provisions shall no longer be applicable. Notwithstanding the foregoing, the parties will be entitled to enforce their rights under this Agreement specifically (without posting a bond or other security). The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violation of the provisions of this Agreement.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                              COMPS INFOSYSTEMS, INC.

                              By:________________________________________
                                    Christopher A. Crane, President

                              Address:

                              9888 Carroll Center Rd., Ste. 200
                              San Diego, California 92126-4581
                              (619) 578-3000

                              CHRISTOPHER A. CRANE


                              ___________________________________________
                              Christopher A. Crane, in his
                              individual capacity

                              Address:

                              c/o COMPS Infosystems, Inc.
                              9888 Carroll Center Road, Suite 200
                              San Diego, CA 92126-4581
                              (619) 578-3000


                              PURCHASERS:

                              SUMMIT VENTURES III, L.P.
                              By:  Summit Partners III, L.P.
                                   General Partner

                                   By:  Stamps, Woodsum & Co. III,
                                        General Partner

                                   By:___________________________________
                                        General Partner

                              SUMMIT INVESTORS II, L.P.

                              By:________________________________________
                                      General Partner

                              Address:

                              499 Hamilton Avenue, Suite 200
                              Palo Alto, CA 94301
                              (415) 321-1166

                                   EXHIBIT F

                   Shareholder Buy-Out and Voting Agreement

                   SHAREHOLDERS BUY-OUT AND VOTING AGREEMENT
                   -----------------------------------------

     This Shareholders Buy-Out and Voting Agreement (the "Agreement") is made as of October 14, 1994 by and between Robert Beasley, an individual ("Beasley"), Christopher Crane, an individual ("Crane"), COMPS InfoSystems, Inc., a Delaware corporation (the "Company"), Summit Ventures III, L.P. and Summit Investors II. L.P. (together, "Summit"). Beasley and Crane own all of the Company's outstanding shares of Series A Common Stock, par value $.01 per share as follows:

         Shareholder                Total Number of Shares                  Percentage
         -----------                ----------------------                  ----------
       Robert Beasley                     1,620,500                             25%
      Christopher Crane                   4,861,500                             75%

IT IS HEREBY AGREED:

                                   ARTICLE I
                                   ---------

                                  DEFINITIONS
                                  -----------

     As used herein, the terms set forth below shall have the following definitions:

     1.1  Shareholders shall mean Beasley, Crane, any future holder of Shares
          ------------
issued by the Company hereafter who joins as a party to this Agreement, and any transferee of Shares pursuant to Section 3.3 of this Agreement. At such time as a person sells all of his Shares in accordance with the terms and conditions of this Agreement, that person shall no longer be deemed to be a Shareholder for purposes of this Agreement.

     1.2  Shares shall mean all of the equity securities of the Company now
          ------
owned or hereafter acquired by any Shareholder or a Permitted Transferee.

     1.3  Permitted Transferee shall mean any transferee to whom transfer of
          --------------------
Shares is permitted pursuant to Section 2.2.

     1.4  Purchase Price and Payment Terms shall mean the Purchase Price, as
          --------------------------------
defined in Section 8.1.1, and the Payment Terms, as defined in Section 8.2, for the purchase by Crane of Shares referenced in Articles 3, 4, and 6.

     1.5  Option Event shall mean any one or more of the events giving rise to
          ------------
the option to purchase Shares set forth in Article 6.

                                   ARTICLE 2
                                   ---------

                       RESTRICTION ON TRANSFER OF SHARES
                       ---------------------------------

     2.1

          2.1.1  Restriction on Transfer.  No Shareholder or Permitted
                 -----------------------
Transferee shall transfer, encumber or in any way dispose of any of his Shares, or any right or interest therein, except in accordance with the provisions of this Agreement or unless such Shareholder has obtained the prior written consent of the Company and of the holders of a majority of the outstanding Shares. In the event any Shareholder or Permitted Transferee shall attempt to transfer any or all of his Shares in violation of this Agreement, such transfer shall be null and void and of no effect.

          2.1.2  Put Right.  If a transferring shareholder (as defined in
                 ---------
Section 3.1) transfers any Shares in contravention of the Right of Co-Sale described in Section 3.6 under this Agreement (a "Prohibited Transfer"), or if the proposed transferee of Offered Stock (as defined in Section 3.6) desires to purchase only the class, series or type of stock offered by the transferring shareholder or is unwilling to purchase any Shares from Summit and the provisions of Section 3.6 apply, Summit may, by delivery of written notice to the transferring shareholder (a "Put Notice") within ten (10) days after (i) the Closing as defined in Section 3.6 or (ii) the date on which Summit becomes aware of the Prohibited Transfer or the terms thereof, require the transferring shareholder to purchase from Summit for cash or such other consideration as the transferring shareholder received in the Prohibited Transfer or at the Closing that number of Shares of Stock held by Summit (of the same class, series or type as transferred in the Prohibited Transfer or at the Closing if Summit then owns stock of such class, series or type; otherwise, of shares of Series A Common Stock, par value $.01 per share), having a purchase price equal to the aggregate purchase price that Summit would have received in the closing of such Prohibited Transfer if Summit had elected to exercise its right of Co-Sale with respect thereto or in the Closing if the proposed transferee had been willing to purchase Shares held by Summit. The closing of such sale to the transferring shareholder will occur within seven (7) days after the date of Summit's Put Notice to the transferring shareholder.

     2.2  Permitted Transfers.  Notwithstanding anything herein to the contrary,
          -------------------
any Shareholder may make a gift or gifts of any or all of his Shares to the Shareholder's spouse, children or grandchildren, or the spouse of any one of them or to any organization described in Section 170(c) of the Internal Revenue Code of 1986, as amended, provided, that nothing herein shall be construed as permitting a transfer not otherwise in compliance with provisions of Section 9.2 and provided further, that each such Permitted Transferee subscribes to this Agreement. In the event any transfer permitted by this Section 2.2 is consummated, each Permitted Transferee shall be bound by and subject to the terms of this Agreement.

     2.3  Repurchase by Company.  Notwithstanding any other provision herein,
          ---------------------
the parties agree that the provisions of this Agreement shall not apply to (i) the repurchase by the Company, on or before October 31, 1994, of up to 725,960 Shares held by Beasley or (ii) the transfer by Beasley, on or before October 31, 1994, of up to 154,000 Shares held by Beasley, to a non-profit organization.

                                   ARTICLE 3
                                   ---------

                            RIGHTS OF FIRST REFUSAL
                            -----------------------

     3.1  Crane's Right of First Refusal.  In the event that Beasley or any
          ------------------------------
other Shareholder other than Crane desires to transfer any or all of his Shares of the Company to other than a Permitted Transferee (sometimes referred to hereinafter as the "transferring Shareholder"), he shall first provide notice in writing to the Secretary of the Company (sometimes referred to hereinafter as "notice of intended transfer"). The notice shall name the proposed transferee and specify the number of Shares to be transferred, the price per share, and the terms of payment of the purchase price. Promptly upon receipt of said notice, the Secretary of the Company shall notify Crane of said proposed sale or transfer (sometimes referred to herein as the "notice to Crane.") Said notice to Crane shall contain (i) the same information concerning the proposed sale or transfer as received by the Company in the notice of intended transfer and (ii) the Purchase Price and Payment Terms. Crane shall have twenty (20) days from the date of receipt of said notice within which to exercise the option to acquire such shares at a purchase price equal to (a) if the transferring Shareholder is Beasley, the same price per share and upon the same terms set forth in the notice of intended transfer, or (b) if the transferring Shareholder is someone other than Beasley, at the lower of (i) the same price per share and upon the same terms set forth in the notice of intended transfer filed, or (ii) the Purchase Price and Payment Terms. Within twenty (20) days after the date of mailing of said notice to Crane, if Crane desires to acquire any or all of the Shares referred to in said notice, Crane shall deliver to the Secretary a written offer to purchase (sometimes hereinafter referred to as "Crane offer to purchase") said Shares or a specified number thereof, at Crane's discretion. In the event Crane exercises said option within the twenty (20) day period, the Secretary of the Company shall give notice of the exercise to the transferring Shareholder.

     3.2  Summit Right of First Refusal.  If any such Shares shall not be
          -----------------------------
purchased by Crane, the Secretary shall notify Summit of said proposed sale or transfer (sometimes hereinafter referred to as "notice to Summit"). Said notice to Summit shall contain (i) the same information concerning the proposed sale or transfer as received by the Secretary of the Company in the notice of intended transfer, (ii) the number of Shares, if any, which Crane has elected to purchase. The Secretary shall notify Summit of said notice promptly upon receipt by the Secretary of notification from Crane that Crane will not purchase any or all of said Shares, and in no event later than thirty (30) days after receipt by the Company of the notice of intended transfer. Summit shall have twenty (20) days from the date of receipt of said notice within which to exercise the option to purchase any or all of the remaining Shares at the purchase price and on the terms stated in the notice.

     3.3  Permitted Transfer Upon Failure to Buy All Shares.  Subject to the
          -------------------------------------------------
provisions of Section 3.6, if some or all the Shares mentioned in the notice of intended transfer are not purchased by Crane or Summit, or both, such Shares may be sold or transferred, at any time within six (6) months from the date of receipt by the Company of the notice of intended transfer, to the person at the price and terms specified therein or at a price and terms more favorable to the transferring Shareholder, provided, that each such purchaser or transferee subscribes to this Agreement. Each such purchaser or transferee shall receive and hold said Shares as a Shareholder subject to all of the provisions and restrictions herein contained and the transferring

Shareholder shall no longer be deemed a Shareholder as to such Shares for purposes of this Agreement.

     3.4  Nonmonetary Consideration.  Notwithstanding anything to the contrary
          -------------------------
in this Agreement, in the event that part or all of the purchase price specified in the notice of intended transfer is payable other than in money, such notice shall also specify the fair market value in monetary terms of the property other than money to be transferred in partial or full satisfaction of the purchase price; and Crane and Summit, or either of them, shall have the right to exercise their respective options to purchase said Shares by delivery of a written Offer specifying a per share purchase price equal to the per share purchase price specified in the notice of intended transfer, which price shall have taken into account the fair market value of any such property to be transferred. With regard to the term of the offer of Crane or Summit, the fair market value of consideration other than money shall be paid in cash. As used in this Agreement, "consideration other than money" shall not mean the proposed purchaser's promissory note or other evidence of indebtedness where such note or indebtedness has a fair maker value at least equal to its principal amount.

     3.5  Appraisal to Determine Value of Nonmonetary Consideration.  In the
          ---------------------------------------------------------
event Crane objects to the amount specified in the notice of intended transfer as the fair market value of consideration other than money, Crane may give, within twenty (20) days from the date that the Secretary gives the notice to Crane, written notice to the Secretary of Crane's intention to submit the matter to an appraiser for a determination of the fair market value of the consideration Other than money. In the event Summit objects to the amount specified in the notice of intended transfer as the fair market value of consideration other than money, Summit may give, within thirty (30) days of the receipt of the notice to Summit, written notice to the Secretary of Summit's intention to submit the matter to an appraiser for a determination of the fair market value of the consideration other than money. Pending such determination, the time for exercising options to purchase shall be stayed. Within fifteen
(15) days from the date of delivery of such notice of submission to an appraiser, the objector and the transferring Shareholder shall select a single, mutually satisfactory neutral appraiser. In the event the parties are unable to agree on the selection of such an appraiser, then (i) the transferring Shareholder, Permitted Transferee or personal representative thereof shall select a single neutral appraiser, on the one hand, and (ii) Crane or Summit, on the other hand, shall select a single neutral appraiser, and the two (2) appraisers so selected shall meet and select a single, mutually satisfactory neutral appraiser. The third appraiser so selected shall determine the fair market value of the consideration other than money. The decision of the appraiser shall be final and binding upon the objector and the holder of the Shares to be sold. As soon as the fair market value of the consideration other than money has been determined, the appraiser shall give written notice thereof to the objector, the holder of the Shares to be sold, and to the Secretary. All expenses of appraisal and proceedings to appoint an appraiser shall be borne equally by the parties who exercise their option to purchase Shares (who shall share such expenses between themselves in proportion to the number of Shares each elects to purchase), on the one hand, and the holder of Shares to be sold on the other, unless Crane and Summit thereafter fails to exercise his or its option, in which case the objector shall bear all such expenses. In the event the objector is Summit, and the appraisal reduces the purchase price specified in the notice of intended transfer, Crane and, if Crane does not elect to purchase all the Shares, then Summit shall again be provided the notices pursuant to Sections 3.1 and 3.2 and the notice periods shall commence again.

     3.6  Right of Co-Sale.  If Summit has waived or failed to timely exercise
          ----------------
its right of first refusal pursuant to Section 3.2, Summit may transfer to the transferee proposed in notice of intended transfer Summit's Share (as defined in the next sentence) of the shares subject to the notice of intended transfer (the "Offered Stock"), by giving written notice to the transferring shareholder, within ten (10) days after the date that Summit's right of first refusal specified in Section 3.2 expires, specifying the number of Shares that Summit desires to transfer to the transferee. For purposes of this Section 3.6, "Summit's Share" shall mean: the ratio determined by dividing (A) the number of Shares held by Summit by (B) the number of Shares held by Summit plus the number of Shares held by the transferring shareholder. Summit may exercise its right of co-sale by delivering to the transferring shareholder at the closing of the transfer of Offered Stock to such transferee (the "Closing") one or more certificates, properly endorsed for transfer, representing such Shares to be transferred by Summit. At the Closing, such certificates or other instruments will be transferred and delivered to the transferee set forth in the notice of entitled transfer in consummation of the transfer of the Offered Stock pursuant to the terms or conditions specified in such notice, and the transferring shareholder will remit, or will cause to be remitted, to Summit within seven (7) days after such Closing that portion of the proceeds of the Transfer to which Summit is entitled by reason of Summit's participation in such transfer pursuant to the right of co-sale.

     3.7  Multiple Series, Class or Type.  If the Offered Stock consists of more
          ------------------------------
than one series or type of the Company's stock, Crane and Summit have the right to purchase or transfer hereunder, as the case may be, each such series, class or type; provided, however, that if, as to the Right of Co-Sale, Summit does not hold any of such series, class or type, and the proposed transferee is not willing, at the Closing, to purchase some other series, class or from Summit, or is unwilling to purchase any Shares from Summit at the Closing, then Summit will have the put right (the "Put Right") set forth in Section 2.1.2 hereof.

                                   ARTICLE 4
                                   ---------

                               PURCHASE ON DEATH
                               -----------------

     4.1  Crane Purchase on Death of Beasley or a Permitted Transferee.  Within
          ------------------------------------------------------------
a period commencing with the death of Beasley or a Permitted Transferee and ending 180 days following the death of the Beasley or a Permitted Transferee, but in no event sooner than ninety (90) days following written notice of such death delivered to the Company, Crane shall have the option to purchase all or a portion of the Shares owned by the decedent and his Permitted Transferees at the Purchase Price and Payment Terms.

     4.2  Summit Purchase Upon Crane Restriction.  In the event that Crane does
          --------------------------------------
not elect to repurchase any or all of the Shares owned by a decedent and his Permitted Transferees, as referenced in Section 4.1, Crane shall purchase as many Shares as he elects to purchase, and Summit shall have the option to purchase the remainder of the Shares of the decedent and his Permitted Transferees at the Purchase Price and Payment Terms.

     4.3  Failure to Buy All Shares.  If all of the Shares of Beasley or a
          -------------------------
Permitted Transferee that are available for purchase by Crane or Summit, or both, pursuant to this Article 4 are not purchased by Crane or Summit, or both, the personal representative of Beasley or a Permitted Transferee shall continue to hold the Shares subject to the provisions or this Agreement.

                                   ARTICLE 5
                                   ---------

                            [INTENTIONALLY DELETED]


                                   ARTICLE 6
                                   ---------

                      OPTION TO PURCHASE ON OTHER EVENTS
                      ----------------------------------

     6.1  Option Events.  The occurrence of any one or more of the following
          -------------
Option Events shall give rise to the options to purchase Shares set forth in Sections 6.2 and 6.3 herein:

          6.1.1 The adjudication as a bankrupt (in voluntary or involuntary proceedings) of Beasley or Permitted Transferee; or

          6.1.2 The filing by Beasley or Permitted Transferee of a petition under the Federal Bankruptcy Code or comparable state laws for a reorganization, arrangement or other judicial protection upon insolvency; or

          6.1.3 The assignment by Beasley or Permitted Transferee for the benefit of creditors; or

          6.1.4 The Shares owned by Beasley or Permitted Transferee become the subject of a judgment, lien. assignment by operation of law, or writ of attachment, which is not released within thirty (30) days (unless a supersede bond is filed).

     6.2  Crane Option to Purchase.  Upon the occurrence of any one or more of
          ------------------------
the Option Events, Crane shall have an option to purchase the Shares owned by the affected Permitted Transferee or Beasley and his Permitted Transferees, if any, as the case may be. Promptly upon the occurrence of an Option Event, the affected Permitted Transferee or Beasley and his Permitted Transferees shall provide the Secretary of the Company with notice of the occurrence of such event (sometimes hereinafter referred to as "notice of Option Event"), with an informational copy for Crane. Promptly on receipt of said notice, the Secretary of the Company shall forward a copy of the notice to Crane. Crane shall have thirty (30) days from the date of receipt of said notice by the Secretary within which to exercise the option to purchase the Shares at the Purchase Price and Payment Terms. In the event that Crane exercises said option within the thirty
(30) day period, the Secretary of the Company shall give notice of the fact to the affected Permitted Transferee or Beasley and his Permitted Transferees, if any.

     6.3  Summit Option to Purchase.  If any such Shares shall not be purchased
          -------------------------
by Crane, the Secretary shall notify Summit of the occurrence of an Option Event (sometimes referred to as "Summit notice of Option Event"). The Summit notice of Option Event shall contain (i) the statement that an Option Event has occurred, (ii) the Purchase Price and (iii) the number of Shares, if any, which Crane has elected to purchase. The Secretary shall mail to Summit said notice promptly upon receipt by the Secretary of notification from Crane that Crane will not purchase any or all of said Shares, and in no event later than forty (40) days after receipt by the Secretary of the notice of Option Event. Summit shall have twenty (20) days from the date of receipt of such notice within which to purchase any or all of said Shares at the Purchase Price and Payment Terms.

     6.4  Failure to Buy All Shares.  If all the Shares of the affected
          -------------------------
Permitted Transferee or Beasley and his permitted Transferees, if any, as the case may be, are not purchased by Crane or Summit, or both, Beasley, Permitted Transferees, or his personal representative, if any, shall continue to hold the Shares subject to the provisions of this Agreement.

                                   ARTICLE 7
                                   ---------

                                 CRANE OPTIONS
                                 -------------

                        TO PURCHASE UPON CERTAIN EVENTS
                        -------------------------------

     7.1  Events Triggering Crane's Options.  The occurrence of any one or more
          ---------------------------------
of the following events commencing with the date of this Agreement will give rise to the options to purchase Shares set forth in Section 7.2:

          7.1.1 The Company enters into a definitive agreement for the sale of all or substantially all of its assets; or

          7.1.2 The holders of a majority in interest of the Company's outstanding capital stock enter into a definitive agreement for the sale of such stock to a party other than a Shareholder.

     7.2  Crane's Options to Purchase.  Upon the occurrence of any one or more
          ---------------------------
of the events set forth in Section 7.1, Crane, for as long as he is a Shareholder, shall have the option to purchase the Shares owned by each of the other Shareholders and their Permitted Transferees at a purchase price equal to the same price per share and upon the same term as those of the transaction involving the sale of the Company's assets or stock. The options arising by reason of Section 7.1.1 or 7.1.2 shall be exercisable immediately before the closing of the transaction involving the sale of the Company's assets or stock.

                                   ARTICLE 8
                                   ---------

             PURCHASE PRICE, PAYMENT TERMS AND TRANSFER OF SHARES
             ----------------------------------------------------

     8.1  Purchase Price.  The purchase price on the purchase of Shares, whereby
          --------------
the price is the Purchase Price, shall be determined as follows:

          8.1.1  Value.  The Purchase Price to be paid for each of the Shares
                 -----
shall be equal to the "Fair Market Value" of the Company, divided by the total number of Shares outstanding as of the date the Purchase Price is to be determined. As used herein, prior to the time when the Company's equity securities are publicly held, the "Fair Market Value" shall be the highest of
(i)
the "Earnings Price" (ii) the "Book Value Price" or (iii) $3,000,000. The "Earnings Price" shall be a value determined by multiplying the Company's average earnings (defined as net income before taxes) for the preceding three
(3) fiscal years by five (5); provided, however, that in determining net income for such three (3) fiscal years, any amounts paid as total compensation to Beasley and Crane in any such year which exceeds an aggregate of $300,000 (which amount shall be adjusted each year to reflect changes in the Consumer Price Index for San Diego County) shall be added back to earnings for such year (with a concurrent adjustment for any expense deduction taken by the Company on account of the payment thereof). The "Book Value Price" shall be the book value of the Company, determined in accordance with generally accepted accounting principals, as of the end of the immediately preceding fiscal year. For purposes of calculating "Fair Market Value" under this section, any insurance proceeds received by the Company on account of the death or disability of a Shareholder or Permitted Transferee to the extent of any such proceeds which must be paid as a cash down payment for the purchase of Shareholders pursuant to
Section 8.2.1, shall not be included in the calculation of "Fair Market Value." As used herein, after the time when the Company's equity securities are publicly held, the "Fair Market Value" shall be the mean 30-day price of the Shares for the period ending 5 days prior to the proposed transfer or sale of Shares, based upon the following: (i) the 30 day average closing price of the Shares on the principal exchange on which the Shares are then trading; or (ii) if the Shares are not traded on an exchange but are quoted on Nasdaq or a successor quotation system, the 30 day average of (1) the last sales price (if the Shares are then used as a National Market Issue under the NASD National Market System) or (2) the mean between the closing representative bid and asked prices (in all other cases) for the Shares as reported by Nasdaq or such successor quotation system; or (iii) if not publicly traded on an exchange and not quoted on Nasdaq or a successor quotation system, the 30-day mean between the closing bid and asked prices for the Shares, as determined in good faith by the Company's Board of Directors.

          8.1.2  Disputes.  In the event of any disputes in the computation of
                 --------
the Company's Fair Market Value pursuant to the terms of Section 8.1.1, a statement prepared by the Company's accountants as to the Fair Market Value (as determined pursuant to Section 8.1.1 shall be conclusive and binding on the parties. At such time the parties shall sign a statement agreeing to hold such accountants harmless for their role in the preparation of such valuation.

     8.2  Payment Terms.  The Payment Terms on the purchase of Shares, whereby
          -------------
the purchase price is the Purchase Price and this Agreement provides that the Shares may be purchased pursuant to the Payment Term, shall be as follows:

          8.2.1  Downpayment.  A cash downpayment in the amount of 20% of the
                 -----------
Purchase Price; provided, that in the event the purchaser's option to purchase arises by virtue of the death or disability of a Shareholder or Permitted Transferee, the greater of (i) 20% of the Purchase Price or (ii) the full amount of any insurance proceeds received by such purchaser as a lump sum payment on account of such death or disability (up to a maximum of the total Purchase Price) shall be paid as a cash downpayment hereunder. The cash downpayment shall be payable upon delivery by the transferring Shareholder, Permitted Transferee, or the estate, as the case may be, of (i) an appropriate receipt,
(ii) certified copy of a court order confirming the sale and the consent of the inheritance tax appraiser to such transfer, if applicable, (iii) the consent of any state or federal authorities, if required, and (iv) any other documents the purchaser or purchaser's counsel may reasonably require to effect a lawful and valid transfer of the Shares.

          8.2.2  Promissory Note.  Any unpaid balance of the Purchase Price
                 ---------------
shall be evidenced by a negotiable promissory note in the form of Exhibit "A" attached hereto, and, in the event the Company is the transferee, the promissory note shall contain on its face a legend in the form Set forth on the top of Exhibit "A."

          8.2.3  Pledge of Shares.  The promissory note delivered pursuant to
                 ----------------
Section 8.2.2 herein shall be secured by a Security Agreement in the form attached hereto as Exhibit "B," and the purchaser shall execute and deliver such agreement with the consideration for the sale.

     8.3  Transfer.  On the occurrence of any event that leads to the purchase
          --------
of Shares under this Agreement, the consideration to be paid for the Shares shall be forthwith paid to the transferring Shareholder or Permitted Transferee, or his estate, as the case may be. If the event that leads to the purchase is the death of any Shareholder or Permitted Transferee, the decedent's personal representative shall apply for and obtain any necessary court approval or confirmation of the sale of the decedent's Shares pursuant to this Agreement.
In all events, consideration for the Shares purchased shall be delivered as soon as practicable to the person entitled to it, and the Secretary shall cause the certificates representing the purchased Shares to be properly endorsed and shall issue new certificate(s) in the names of the purchaser or purchasers.

                                   ARTICLE 9
                                   ---------

                      SUMMIT'S ASSIGNMENT TO THE COMPANY;
                      -----------------------------------

                             COMPANY RESTRICTIONS
                             --------------------

     9.1  Assignment by Summit.  Summit shall be entitled to assign its rights
          --------------------
to purchase Shares under Sections 3. 4 and 6 to the Company.

     9.2  Limitation on Repurchase of Shares.  In the event that, pursuant to
          ----------------------------------
the terms of Section 9.1, Summit assigns its right to purchase Shares to the Company, the right of the Company to exercise the option and to purchase such Shares is subject to and conditioned upon compliance with the restrictions, if any, governing the right of a corporation to purchase its own shares or make distributions to shareholders, contained in such applicable governmental or judicial restrictions as may from time to time be effective.

     9.3  Order of Combined Purchase.  In the event that some but less than all
          --------------------------
of Shares to be purchased pursuant to the terms of this Agreement are to be purchased by the Company, with the remaining Shares owned by the transferring Shareholder to be purchased by Crane or Summit or both, the parties shall consummate the purchase of Shares by Crane or Summit or both prior to or simultaneously with the purchase of Shares by the Company. The prior or simultaneous purchase by Crane or Summit or both, as applicable, shall be a condition to the consummation of the purchase by the Company.

                                  ARTICLE  10
                                  -----------

                              SHARE CERTIFICATES
                              ------------------

     10.1  Share Certificates.  Upon execution of this Agreement, each
           ------------------
Shareholder except Crane (and thereafter, each Permitted Transferee) shall have placed on the certificates representing his Shares, the following legend:

               "Sale, transfer or hypothecation of the shares represented by this certificate is restricted by the provisions of a Buy-Out and Voting Agreement among the Shareholders and the Company dated October 14, 1994, a copy of which may be inspected at the principal office of the Company, and all of the provisions of which are incorporated by reference in this certificate."

A copy of this Agreement shall be delivered to the Secretary of the Company and shall be shown by the Secretary to any interested person making proper inquiry about it. Subject to the terms of Article II of this Agreement, each Shareholder and Permitted Transferee of record shall have the right to vote his Shares and receive any distributions with respect to them until his Shares are sold or transferred as provided in this Agreement.

     10.2  Restrictions on New Certificates.  Any new certificates issued by the
           --------------------------------
Company upon cancellation of Shares or any newly issued Shares shall be likewise issued subject to the terms of this Agreement. Such certificates shall bear the endorsement set forth in Section 10.1 hereof, and as a condition of issuance of such new certificates the Secretary of the Company shall first obtain a written acceptance of the terms of this Agreement from the proposed transferee or new issue.

     10.3  Warranty of Title.  Each Shareholder hereby warrants and represents
           -----------------
that he has good and marketable title to his Shares and that his Shares may be transferred free and clear of any lien, encumbrance or restriction, except those imposed by the terms of this Agreement, and if applicable, any lien, encumbrance or restriction imposed by applicable governmental or judicial entities provided, however, that the parties acknowledge that Crane's Shares are subject to certain transfer restrictions pursuant to that certain Right of First Refusal and Co-sale Agreement between Crane, Summit and the Company dated as of October 14, 1994.

                                  ARTICLE 11
                                  ----------

                               VOTING AGREEMENT
                               ----------------

     11.1  Crane's Right to Vote Beasley's Shares.  Until the termination of
           --------------------------------------
this Agreement in accordance with Section 12.1 below, Crane or Crane's designee shall have the exclusive right to vote all Shares held by (i) Beasley. (ii) Beasley's Permitted Transferees, or (iii) any transferee of the Shares held by Beasley as of the date of this Agreement, (collectively, the "Beasley Shares") in person or by proxy at all shareholder meetings and in all proceedings in which the vote or consent of the shareholders may be required or authorized, and shall have all the rights, privileges and powers of a shareholder except as, otherwise provided in this Section 11.

     11.2  No Sale of Beasley Shares.  Crane shall not have authority to sell or
           -------------------------
otherwise dispose of the Beasley Shares.

     11.3  Dividends; Distributions.  Crane shall have no right to receive
           ------------------------
dividends or other distributions on the Beasley Shares.

     11.4  Application of Voting Agreement to After-Acquired Shares.  After the
           --------------------------------------------------------
date of this Agreement, the provisions of this Section 11 shall apply to all Shares issued to Beasley, his Permitted Transferees, or any other transferee of the Shares, and all securities issued as a replacement for the Beasley Shares or with respect to the Beasley Shares as a result of any stock dividend, stock split or other similar event.

                                  ARTICLE 12
                                  ----------

                                 MISCELLANEOUS
                                 -------------

     12.1  Termination of Agreement.  This Agreement shall terminate on any of
           ------------------------
the following events:

           12.1.1  The written agreement of all the then Shareholders; or

           12.1.2  The dissolution, bankruptcy or insolvency of the Company; or

           12.1.3  At such time as only one Shareholder remains; or

           12.1.4  October 1, 2004.

provided, however, that all rights of Summit under this Agreement shall terminate upon the earliest to occur of (i) the completion by the Company of an underwritten sale of Company securities to the public pursuant to a registration statement under the Securities Act of 1933, as amended, in which the gross proceeds to the Company equal or exceed $10,000,000; (ii) the dissolution of the Company; or (iii) the effective date of a consolidation or merger with or into another corporation as a result of which the stockholders of the Company prior to such transaction own less dm 50% of the outstanding stock of the surviving corporation.

     12.2  Necessary Acts.  Each party to this Agreement agrees to perform any
           --------------
further acts and execute and deliver any documents that may be reasonably necessary to carry out the provisions of this Agreement.

     12.3  Amendments.  The provisions of this Agreement may be waived, altered,
           ----------
amended or repealed in whole or in part only upon the written consent of all the parties to this Agreement provided, however, that the provisions of Article 7 and Article11 may be waived, altered, amended, or repealed in whole or in part upon the written consent of all the parties to this Agreement except for Summit.

     12.4  Successors and Assigns.  This Agreement shall be binding on and shall
           ----------------------
inure to the benefit of the parties to it and their respective heirs, legal representatives, successors and assigns.

     12.5   Validity of Agreement.  Each provision of this Agreement shall be
            ---------------------
viewed as separate and divisible, and in the event that any such provisions shall be held to be invalid, the remaining provisions shall continue to be in full force and effect.

     12.6   Notices.  All notices, requests, demands and other communications
            -------
under this Agreement shall be in writing and shall be deemed to have been duly given and received on the date of service if personally served on the party to whom notice is to be given, or seventy-two (72) hours after mailing, if mailed to the party to whom notice is to be given by first class mail, postage prepaid, and properly addressed to the party at his address set forth on the signature pages of this Agreement, or any other address that any party may designate by written notice to the other parties.

     12.7   Governing Law.  This Agreement shall be construed in accordance with
            -------------
and governed by the laws of the State of Delaware.

     12.8   Timing. Time is of the essence in the performance of all provisions
            ------
under this Agreement.

     12.9   Counterparts.  This Agreement may be executed in one or more
            ------------
counterparts, each of which shall be deemed an original, but all of which shall together constitute one and the same instrument.

     12.10  Arbitration. The parties acknowledge and agree that time is of the
            -----------
essence in resolving any dispute that may arise in connection with this Agreement. Except as set forth herein, any controversy or claim arising out of or relating to this Agreement, or the breach thereof, that cannot be resolved between the parties in a timely manner shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). The expenses of the arbitration, including the arbitrators' fees, expert witness fees, and attorneys' fees, may be awarded to the prevailing party, in the discretion of the arbitrator, or may be apportioned among the parties in any manner deemed appropriate by the arbitrator. Unless and until the arbitrator decides that one party is to pay for all (or a share) of such expenses, each party to the dispute shall bear its own fees and costs arising in connection with enforcement of the Agreement. Not withstanding the foregoing, any parry may seek equitable enforcement of the term of this Agreement in any court of competent jurisdiction.

     12.11  Legal Expenses.  In the event that any party institutes a
            --------------
negotiation or proceeding to enforce the provisions of this Agreement, the prevailing party or parties in such negotiation or proceeding, whether such party or parties shall have instituted the negotiation or proceeding, shall be entitled to reasonable attorneys' fees in addition to costs and necessary disbursements.

     12.12  Specific Performance.  The parties hereby declare that it is
            --------------------
impossible to measure in money the damage which will accrue to a party hereto, or to the personal representative of a deceased Shareholder or Permitted Transferee by reason of a failure to perform any of the obligations provided for in this Agreement. If any party hereto or the personal representative of a deceased Shareholder or Permitted Transferee shall institute any negotiation or proceeding to enforce the provisions hereof, any person (including the Company) against whom such negotiation or proceeding is brought hereby waives any claim of defense therein based on an allegation that such party or such personal representative has or had an adequate remedy at law, and such person shall not urge in any such negotiation or proceeding the claim or defense that such remedy at law exists.

     12.13  Confidentiality.  The parties shall keep the terms of this Agreement
            ---------------
confidential until a mutual agreement is reached regarding publicity or as otherwise required by law.

     12.14  Shareholder Wills.  Each Shareholder and Permitted Transferee agrees
            -----------------
to prepare and execute his last will and testament, and to include in such will or living trust a direction and authorization to the personal representative or trustee to comply with the provisions of this Agreement and to sell his Shares in accordance with this Agreement; however, the failure of any Shareholder or Permitted Transferee to do so shall not affect the validity or enforceability of this Agreement.

     12.15  Effect of Headings; Constructions Exhibits.  The subject headings of
            ------------------------------------------
the sections of this Agreement are included for purposes of convenience only, and shall not affect the construction or interpretation of any of its provisions. The parties acknowledge that each party and its counsel have reviewed and revised this Agreement, and the rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of this Agreement, any exhibits hereto, or any documents executed in connection herewith. All exhibits to this Agreement are incorporated herein in their entirety.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first shown above.

SHAREHOLDERS:                              COMPANY:
                                           COMPS InfoSystems, Inc.
______________________________________
Robert Beasley


______________________________________     By:_______________________________
Christopher Crane                          Its:   President
                                               ------------------------------


SUMMIT

SUMMIT VENTURES III, L.P.
By:  Summit Partners III, L.P.
     General Partner

     By:  Stamps, Woodsum & Co. III,
          General Partner


     By:______________________________
          General Partner

SUMMIT INVESTORS II, L.P.


     By:______________________________
          General Partner

Address:  499 Hamilton Avenue, Suite 200
          Palo Alto, CA  94301
          (415) 321-1166

Additional Shareholders
Agreeing to Join This Agreement


______________________________________
______________________________________
______________________________________

                                  EXHIBIT "A"

THIS NOTE HAS BEEN ISSUED IN PARTIAL PAYMENT OF THE PURCHASE BY THE UNDERSIGNED OF SHARES OF COMPS INFOSYSTEMS, INC., AND THE VALIDITY OF THIS NOTE MAY BE CONTROLLED BY, AND ENFORCEMENT AND PAYMENT PURSUANT TO THE TERMS HEREOF MAY BE AFFECTED BY, CHAPTER V OF THE GENERAL CORPORATION LAW OF THE STATE OF DELAWARE, OR THE LIMITATION SET FORTH IN THAT CERTAIN SHAREHOLDERS BUY-OUT AND VOTING AGREEMENT, DATED OCTOBER __-, 1994, OR BOTH. (For use only for Company repurchase.)

                                PROMISSORY NOTE

$________________                                        _______________, 19____
                                                           San Diego, California

          1. FOR VALUE RECEIVED, ____________________ ("Payor") promises to pay to the order of ____________________, the principal sum of ________________
dollars ($_________________), with interest on the unpaid principal amount owing from time to time at the rate of ___________ percent (__%) per annum, compounded annually, commencing with the date hereof and continuing on the unpaid principal until paid. Principal shall be payable in 60 equal monthly installments commencing on the first day of the month next succeeding the date hereof. All accrued interest shall be payable with each principal payment.

          2. All payments of interest and principal shall be in lawful money of the United States of America, payable on the due date by wire transfer or funds which are good and fully collectible at a bank or other financial institution in San Diego County, California. The holder of this Note shall specify the manner and place in San Diego County at which such payments are to be made. All payments shall be applied first to accrued interest, and thereafter to principal. Any delinquent installment of interest shall bear interest at the same rate as principal bears interest. Notwithstanding anything to the contrary contained in this Note, in no event shall the interest payable hereunder exceed the maximum amount of interest permissible under applicable law.

          3. Upon receiving written approval of the holder of this Note, Payor may prepay this Note in whole or in part at any time or from time to time, without penalty or additional fees.

          4. If any payment of principal or interest is not paid when due and continues unpaid for a period of five days after its scheduled due date, then at the option of the holder of this Note, this Note shall become due and payable in full upon the holder of this Note so notifying the Payor.

          5. In the event of any default hereunder, Payor shall pay all reasonable attorneys' fees and court costs incurred by holder in enforcing and collecting this Note.

          6. This note is secured in part by a Security Agreement of even date herewith. This Note remains a full recourse obligation of Payor.


                                             _____________________________


                                             _____________________________

                                  EXHIBIT "B"


                              SECURITY AGREEMENT
                              ------------------

          This Security Agreement is entered into as of the ___ day of __________, 19__, by and between ____________ ("Debtor"), ______________
("Creditor"), with respect to the following facts:

          A. Contemporaneously with the entering into of this Security Agreement, Debtor has purchased from Creditor _________ shares ("Shares") of the stock of COMPS InfoSystems, Inc., a Delaware corporation ("Corporation") for a total purchase price of $_________, of which $__________ has been paid in cash and the balance of $_________ is evidenced by a Promissory Note-("Note") executed by Debtor to Creditor of even date herewith.

          B. The parties hereto desire to secure the repayment of said Note with a pledge of said Shares.

          WHEREFORE, THE PARTIES HERETO AGREE AS FOLLOWS:

               1.  Grant of Security Interest.  Debtor hereby grants to Creditor
                   -------------------------
a security interest pursuant to the Delaware Uniform Commercial Code in all of said Shares to secure the repayment of said Note and any and all obligations under this Security Agreement.

               2.  Perfecting Security Interest.  Upon full payment of all
                   ----------------------------
obligations of said Note and this Security Agreement, Pledgeholder shall immediately deliver the certificate or certificates representing said Shares to Debtor, or as Debtor otherwise instructs. There shall be no partial release of any of said Shares on account of part payment on said Note.

               3.  Default by Debtor.  In the event of any default by Debtor
                   -----------------
under said Note or this Security Agreement, if said default is not cured within ten (10) days after Creditor has delivered written notice of such default to Debtor, Creditor shall be entitled to declare the full amount of unpaid principal and interest owed by Debtor immediately due and payable, to take legal action to collect such amounts, and to exercise any and all rights and remedies available to Creditor as the secured party under the Delaware Commercial Code, including without limitation, the right to take said Shares in full repayment of said Note, the right to sell said Shares at public or private sale, and the right to recover from Debtor any deficiency if the net proceeds from such sale are less than the unpaid balance owed under said Note.

               4.  Recapitalization of the Corporation.  In the event of any
                   -----------------------------------
recapitalization of the Corporation, whether by stock split, merger, consolidation, sale of assets, exchange of stock, or any other manner whatsoever, Creditor's security interest as set forth herein shall automatically without need of any further action attach to the stock or property into which said Shares have been converted.

               5.  Rights of Shareholder.  So long as no default occurs under
                   ---------------------
said Note or this Security Agreement, Debtor shall be entitled to receive all dividends paid on said Shares, to vote said Shares in all matters, and to otherwise be entitled to all rights of ownership of said Shares; provided, however, notwithstanding the foregoing, that Creditor shall retain possession of said Shares and any transfer or grant of a security interest in said Shares by Debtor shall at all times remain subject and subordinate to Creditor's prior security interest, and provided further, that Debtor shall not vote said Shares for any plan to terminate, liquidate, dissolve, merge, consolidate, reorganize, or otherwise alter the form of the Corporation, or to authorize any stock dividends or to alter or amend the Articles of Incorporation, without first receiving prior written consent from Creditor.

               6.  Expenses of Litigation.  In the event of any default under
                   ----------------------
said Note or this Security Agreement, Debtor agrees to pay to Creditor all of Creditor's costs, including the reasonable attorneys' fees and court costs incurring in enforcing this Security Agreement and collecting said Note.

               7.  Securities Laws.  The Debtor acknowledges that the various
                   ---------------
federal and state securities laws may prohibit or prevent the advertising for sale of the Shares as required by a public sale as described in Paragraph 3 hereof. Therefore, the Debtor consents to a private sale by the Creditor upon the occurrence of an event of default and expressly acknowledges that such a private sale is commercially reasonable, given the nature and circumstances of the transaction contemplated by this Agreement.

               8.  Miscellaneous.  The rights of the Creditor hereunder shall
                   -------------
inure to the benefit of its successors and assigns, and the obligations of the Debtor hereunder shall bind its successors and assigns.

          IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the date set forth above.


                                        ___________________________________
                                        DEBTOR


                                        ___________________________________
                                        CREDITOR

                                   EXHIBIT G

                             Restated Certificate

                                   RESTATED

                         CERTIFICATE OF INCORPORATION

                                      OF

                            COMPS INFOSYSTEMS, INC.

     The undersigned, Christopher A. Crane and Robert C. Beasley, hereby certify that:

     A. They are the duly elected and acting President and Secretary, respectively, of COMPS InfoSystems, Inc., a Delaware corporation (the "Corporation").

     B. The original Certificate of Incorporation of the Corporation was filed with the Secretary of State on September 1, 1994.

     C. The Certificate of Incorporation is restated to read in full as follows:

     FIRST:  The name of the Corporation is COMPS InfoSystems, Inc. (hereinafter
     -----
sometimes referred to as the "Corporation").

     SECOND:  The address of the registered office of the Corporation in the
     ------
State of Delaware is 32 Loockerman Square, Suite L-100, Dover, Delaware 19904. The name of the registered agent at that address is The Prentice-Hall Corporation System, Inc.

     THIRD:  The purpose of the Corporation is to engage in any lawful act or
     -----
activity for which a corporation may be organized under the General Corporation Law of Delaware.

     FOURTH:  The Corporation is authorized to issue two classes of shares to be
     ------
designated respectively "Preferred Stock" and "Common Stock." The total number of shares of Preferred Stock, par value $.01 per share, which are authorized is 5,000,000. The total number of shares of Common Stock, par value $.01 per share, which are authorized is 25,000,000. Upon the filing of this Restated Certificate of Incorporation, each of this Corporation's outstanding shares is split up and converted into one hundred (100) shares of Class A Common Stock, as herein defined.

     A.   Common Stock.  The first series of Common Stock shall be comprised of
          ------------
22,500,000 shares designated "Class A Common Stock." The second series of Common Stock shall be comprised of 2,500,000 shares of Common Stock designated "Class B Common Stock." The Class A and Class B Common Stock shall have the same rights and privileges except as provided below:

          1.   Voting.  The Class B Common Stock shall not have any right to
               ------
vote unless otherwise required by law.

          2.   Conversion.  Each share of Class B Common Stock shall
               ----------
automatically convert into one share of Class A Common Stock upon the earlier to occur of (i) the time the consent of at least 66 2/3% of the outstanding Class A Common Stock to such conversion is obtained, or (ii) closing of the sale of the Corporation's securities pursuant to an underwritten public offering. Upon conversion of the Class B Common Stock, the Class A Common Stock shall be renamed "Common Stock."

               (a) In case the Corporation shall at any time (i) subdivide the outstanding Class A Common Stock, or (ii) issue a stock dividend on its outstanding Class A Common Stock, the number of shares of Class B Common Stock issuable upon conversion of the Class B Common Stock immediately prior to such subdivision or the issuance of such stock dividend shall be proportionately increased by the same ratio as the subdivision or dividend. In case the Corporation shall at any time combine its outstanding Class A Common Stock, the number of shares of Class B Common Stock issuable upon conversion of the Class B Common Stock immediately prior to such combination shall be proportionately decreased by the same ratio as the combination. All such adjustments described herein shall be effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

               (b) In case of any capital reorganization (other than in connection with a merger or other reorganization which the Corporation is not the continuing or surviving entity) or any reclassification of the Common Stock of the Corporation, the Class B Common Stock shall thereafter be convertible into that number of shares of stock or other securities or property to which a holder of the number of shares of Class A Common Stock of the Corporation deliverable upon conversion of the shares of Class B Common Stock immediately prior to such reorganization or recapitalization would have been entitled upon such reorganization or reclassification.

     B.   Preferred Stock.  The first series of Preferred Stock shall be
          ---------------
comprised of 4,270,336 shares designated as "Series A Preferred Stock." The relative rights, preferences, restrictions and other matters relating to the Series A Preferred Stock are as follows:

          1.   Dividend Rights of Preferred.  The holders of Preferred Stock
               ----------------------------
shall be entitled to receive, out of any assets at the time legally available therefore, cumulative noncompounded dividends from the date of issuance at the rate per annum of $0.07025 per share (subject to adjustments for stock splits, dividends, recapitalization and the like) of Series A Preferred Stock, payable immediately prior to the effective time of (i) any repurchase of the Series A Preferred Stock; (ii) any liquidation pursuant to Section B(2)(b) of this Article FOURTH; or (iii) any sale of the Corporation's securities pursuant to an underwritten public offering; provided, however, that the right to receive such
                              --------  -------
accrued and unpaid dividends shall be forfeited in the event of (x) a repurchase of all of the outstanding Series A Preferred stock or a liquidation pursuant to Section B(2)(b) of this Article FOURTH, if the aggregate amount to be received by the holders of the Series A Preferred Stock prior to the payment of such accrued and unpaid dividends would exceed $3.52 per share (as adjusted for stock-splits, combinations, reorganizations and the like) or (y) an underwritten public offering of the Corporation's securities if the Corporation receives gross proceeds of not less than $10,000,000 at a purchase price of not less than $3.52 per share (as adjusted for stock splits, stock dividends, reorganizations and the like). Upon conversion of the Series A Preferred Stock any accrued but unpaid dividends shall remain accrued and shall remain payable pursuant to this Section B(l) of this Article FOURTH. In addition to the cumulative dividends specified above, no cash dividends shall be paid on any Common Stock unless an equal dividend is paid with respect to all outstanding shares of Preferred Stock in an amount for each such share of Preferred Stock equal to the aggregate amount of such dividends for all Common Stock into which each such share of Preferred Stock could then be converted.

          2.   Preference on Liquidation.
               -------------------------

               (a) In the event of any liquidation, dissolution or winding up of the Corporation, distributions to the stockholders of the Corporation shall be made in the following manner:

                    (i) The holders of the Preferred Stock shall be entitled to receive, prior and in preference to any distribution of any of the assets or surplus funds of the Corporation to the holders of the Common Stock by reason of their ownership of such stock, the amount of (A) $1.17087 per share for each share of Series A Preferred Stock then held by them, adjusted for any stock split, combination, consolidation, or stock distributions or stock dividends with respect to such shares, and (B) an amount equal to all accumulated but unpaid dividends on the Preferred Stock as provided in Subsection 1 above. If the assets and funds thus distributed among the holders of the Preferred Stock shall be insufficient to permit the payment to such holders of the full aforesaid preferential amount, then the entire assets and funds of the Corporation legally available for distribution shall be distributed ratably among the holders of the Preferred Stock in proportion to their aggregate preferential amounts.

                    (ii) The remaining assets of the Corporation, after payment in full to the holders of Preferred Stock of all amounts exclusively payable on or with respect to said shares, shall be distributed ratably among the holders of the Common Stock.

               (b) The following shall be deemed to be a liquidation, dissolution or winding up within the meaning of this Subsection: (i) an acquisition, consolidation or merger of this Corporation with or into any other corporation or corporations unless the stockholders of the Corporation prior to such transaction directly or indirectly own more than fifty percent (50%) of the voting stock of the surviving or acquiring corporation or corporations; (ii) the sale, transfer or other disposition of all or substantially all of the assets of this Corporation to a person other than a corporation or partnership controlled by the Corporation or its stockholders; and (iii) the effectuation by the Corporation of a transaction or series of related transactions in which more than 50% of the outstanding voting power of the Corporation prior to such transaction or series of related transactions is disposed of.

               (c) In the event the Corporation shall propose to take any action of the type described in subsection (a) or (b) of this Subsection 2, the Corporation shall, within ten (10) days after the date the Board of Directors approves such action or twenty (20) days prior to any stockholders' meeting called to approve such action, whichever is earlier, give each holder of shares of the Preferred Stock written notice of the proposed action. Such written notice shall describe the material terms and conditions of such proposed action, including a description of the stock, cash and property to be received by the holders of shares of the Preferred Stock upon consummation of the proposed action and the proposed date of delivery thereof. If any material change in the facts set forth in the notice shall occur, the Corporation shall promptly give written notice to each holder of shares of the Preferred Stock of such material change.

               (d) The Corporation shall not consummate any proposed action of the type described in subsection (a) or (b) of this Subsection 2 before the expiration of thirty (30) days after the mailing of the initial written notice or ten (10) days after the mailing of any subsequent written notice, whichever is later; provided, however, that any such 30-day or 10-day period may be shortened upon the written consent of the holders of a majority of the outstanding shares of the Preferred Stock.

               (e) If the Corporation shall propose to take any action of the type described in subsection (a) or (b) of this Subsection 2 which will involve the distribution of assets other than cash, the Corporation shall, if requested by the holders of a majority of the Preferred Stock, promptly engage independent competent appraisers to determine the value of the assets to be distributed to the holders of shares of the Preferred Stock and the Common Stock. The Corporation shall, upon receipt of such appraiser's valuation, give prompt written notice of the appraiser's valuation to each holder of shares of the Preferred Stock.

          3.   Voting.
               ------

               (a) Except as set forth in paragraph (b) of this Subsection 3 and in Subsection 6 hereof, or as otherwise required by law, the shares of the Preferred Stock shall be voted together with the Corporation's Class A Common Stock at any annual or special meeting of the stockholders of the Corporation, or may act by written consent in the same manner as the Corporation's Class A Common Stock, and shall have the voting rights and powers equal to the voting rights of the Class A Common Stock, upon the following basis: each holder of shares of Preferred Stock shall be entitled to such number of votes for the Preferred Stock held by him on the record date fixed for such meeting, or, if no record date is established, at the date such vote is taken or on the effective date of any such written consent, as shall be equal to the nearest whole number of shares of the Corporation's Common Stock into which his shares of Preferred Stock are convertible immediately after the close of business on the record date fixed for such meeting, the date of such vote or the effective date of such written consent.

               (b) The holders of Series A Preferred Stock, voting as a separate class, shall be entitled to elect one director. The election of a director by the Series A Preferred Stock shall occur at the annual meeting of holders of Common Stock or at any special meeting of holders of Series A Preferred Stock called by holders of a majority of the outstanding shares of Series A Preferred Stock or by the written consent of all such holders. If the person elected by the holders of Series A Preferred Stock should cease to be a director for any reason, the vacancy shall only be filled by the vote or written consent of holders of a majority of the outstanding shares of Series A Preferred Stock. The holders of the Common Stock shall be entitled to elect the remaining directors.

          4.   Status of Converted or Redeemed Stock.  In the event that any
               -------------------------------------
shares of Preferred Stock shall be converted pursuant to Subsection 5 hereof or shall be repurchased or otherwise acquired by the Corporation in any manner whatsoever, such shares shall be retired and canceled promptly after the acquisition thereof. Such shares shall not be reissued as shares of Series A Preferred Stock or shares of any other series of Preferred Stock. Upon such cancellation, and upon the filing of any certificates required or appropriate under applicable law, the number of authorized shares of Preferred Stock as set forth in Article FOURTH, shall be reduced by the number of such shares so canceled.

          5.   Conversion Rights.  The holders of Preferred Stock shall have
               -----------------
conversion rights as follows:

               (a) Each share of Preferred Stock shall be convertible, at the option of the holder thereof, at any time at the principal office of the Corporation or any transfer agent for such shares, into fully paid and nonassessable shares of Class A Common Stock of the Corporation. The number of shares of Class A Common Stock into which each share of Preferred Stock may be converted shall be determined by dividing $1.17087 for the Series A Preferred Stock by the Conversion Price determined as hereinafter provided in effect at the time of the conversion. The Conversion Price per share at which shares of Class A Common Stock shall be initially issuable upon conversion of any shares of Preferred Stock shall be $1.17087 for the Series A Preferred Stock, subject to adjustment as provided herein.

               (b) Each share of Preferred Stock shall be converted into Class A Common Stock automatically in the manner provided herein upon the earlier to occur of (i) the time the consent of at least 66-2/3% of the outstanding Preferred Stock to such conversion is obtained, or (ii) the closing of the sale of the Corporation's securities pursuant to an underwritten public offering from which the Corporation receives gross proceeds of not less than $10,000,000 at a purchase price of not less than $3.52 per share (as adjusted for stock splits, stock dividends, reorganizations and the like).

               (c) Before any holder of Preferred Stock shall be entitled to convert the same into Common Stock, such holder shall surrender the certificate or certificates therefor, duly endorsed in blank or accompanied by proper instruments of transfer, at the principal office of the Corporation or of any transfer agent for the Preferred Stock, and shall give written notice to the Corporation at such office that such holder elects to convert the same and shall state in writing therein the name or names in which such holder wishes the certificate or certificates for Common Stock to be issued. As soon as practicable thereafter, the Corporation shall issue and deliver at such office to such holder's nominee or nominees, certificates for the number of whole shares of Common Stock to which such holder shall be entitled. No fractional shares of Common Stock shall be issued by the Corporation and all such fractional shares shall be disregarded. In lieu thereof, the corporation shall pay in cash the fair market value of such fractional share as determined by the Board of Directors of the Corporation. Such conversion shall be deemed to have been made as of the date of such surrender of the Preferred Stock to be converted, and the person or persons entitled to receive the Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such Common Stock on said date.

               (d) In case the Corporation shall at any time (i) subdivide the outstanding Common Stock, or (ii) issue a stock dividend on its outstanding Common Stock, the number of shares of Common Stock issuable upon conversion of the Preferred Stock immediately prior to such subdivision or the issuance of such stock dividend shall be proportionately increased by the same ratio as the subdivision or dividend (with appropriate adjustments in the Conversion Price of the Preferred Stock). In case the Corporation shall at any time combine its outstanding Common Stock, the number of shares of Common Stock issuable upon conversion of the Preferred Stock immediately prior to such combination shall be proportionately decreased by the same ratio as the combination (with appropriate adjustments in the Conversion Price of the Preferred Stock). All such adjustments described herein shall be effective at the close of business on the date of such subdivision, stock dividend or combination, as the case may be.

               (e) In case of any capital reorganization (other than in connection with a merger or other reorganization in which the Corporation is not the continuing or surviving entity) or any reclassification of the Common Stock of the Corporation, the Preferred Stock shall thereafter be convertible into that number of shares of stock or other securities or property to which a holder of the number of shares of Common Stock of the Corporation deliverable upon conversion of the shares of Preferred Stock immediately prior to such reorganization or recapitalization would have been entitled upon such reorganization or reclassification. In any such case, appropriate adjustment (as determined by the Board of Directors) shall be made in the application of the provisions herein set forth with respect to the rights and interests thereafter of the holders of Preferred Stock, such that the provisions set forth herein shall thereafter be applicable, as nearly as reasonably may be, in relation to any share of stock or other property thereafter deliverable upon the conversion.

               (f)  In case:

                    (i) the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to receive a dividend, or any other distribution, payable otherwise than in cash; or

                    (ii) the Corporation shall take a record of the holders of its Common Stock for the purpose of entitling them to subscribe for or purchase any shares of stock of any class or to receive any other rights; or

                    (iii) the Corporation shall effect a capital reorganization of the Corporation, reclassification of the capital stock of the Corporation (other than a subdivision or combination of its outstanding Common Stock), consolidation or merger of the Corporation (other than a merger or other reorganization in which the Corporation is not the continuing or surviving entity); then, and in any case, the Corporation shall cause to be mailed to the holders of its Preferred Stock, at least twenty (20) days prior to the date hereinafter specified, a notice stating the date on which a record is to be taken for the purpose of such dividend, distribution or rights, or such action is to be taken in connection with such reorganization, reclassification, merger or consolidation.

               (g) The Corporation shall at all times reserve and keep available, out of its authorized but unissued Common Stock, solely for the purpose of effecting the conversion of the Preferred Stock, the full number of shares of Common Stock deliverable upon the conversion of all Preferred Stock from time to time outstanding. The Corporation shall from time to time (subject to obtaining necessary director and stockholder action), in accordance with the laws of the State of Delaware, increase the authorized amount of its Common Stock if at any time the authorized number of shares of Common Stock remaining unissued shall not be sufficient to permit the conversion of all of the shares of Preferred Stock at the time outstanding.

               (h) Upon the issuance by the Corporation of Common Stock, or any right or option to purchase Common Stock, or any obligation or any shares of stock convertible into or exchangeable for Common Stock for a consideration per share less than the Conversion Price of the Series A Preferred Stock in effect immediately prior to the time of such issue or sale other than the issuance of shares of Common Stock upon conversion of any Series A Preferred Stock, then forthwith upon such issue or sale, the Conversion Price of the Series A Preferred Stock shall be reduced to a price (calculated to nearest cent) by dividing:

                    (i) an amount equal to the sum of (x) the number of shares of Common Stock outstanding immediately prior to such issue or sale multiplied by the then existing Conversion Price of the Series A Preferred Stock, (y) the number of shares of Common Stock issuable upon conversion of any shares of stock of the Corporation outstanding immediately prior to such issue or sale multiplied by the then existing Conversion Price of the Series A Preferred Stock, and (z) an amount equal to the aggregate consideration received by the Corporation upon such issue or sale by,

                    (ii) the sum of the number of shares of Common Stock outstanding immediately after such issue or sale and the number of shares of Common Stock (without taking into account any adjustment in such number resulting from such issue or sale) issuable upon conversion of any shares of stock of the Corporation outstanding immediately after such issue or sale.

For purposes of this subsection (h) the following provisions shall be applicable:

                           (1)  In the case of an issue or sale for cash of
shares of Common Stock, the consideration received by the Corporation therefor shall be deemed to be the amount of cash received, before deducting therefrom any commissions or expenses paid or incurred by the Corporation.

                           (2)  In case of the issuance (otherwise than upon
conversion or exchange of obligations or shares of stock of the Corporation) of additional shares of Common Stock for a consideration other than cash or a consideration partly other than cash, the amount of the consideration other than cash received by the Corporation for such shares shall be deemed to be the value of such consideration as reasonably determined by the Board of Directors.

                           (3)  In case of the issuance by the Corporation in
any manner of any rights to subscribe for or to purchase shares of Common Stock, at a consideration per share (as computed below) less than the Conversion Price in effect for the Series A Preferred Stock immediately prior to the date of the offering of such rights or the granting of such options, as the case may be, the maximum number of shares of Common Stock to which the holders of such rights or options shall be entitled to subscribe for or purchase pursuant to such rights or options shall be deemed to be issued or sold as of the date of the offering of such rights or the granting of such options, as the case may be, and the minimum aggregate consideration named in such rights or options for the shares of Common Stock covered thereby, plus the consideration, if any, received by the Corporation for such rights or options, shall be deemed to be the consideration actually received by the Corporation (as of the date of the offering of such rights or the granting of such options, as the case may be) for the issuance of such shares.

                           (4)  In case of the issuance or issuances by the
Corporation in any manner of any obligations or of any shares of stock of the Corporation that shall be convertible into or exchangeable for Common Stock, at a consideration per share (as computed below) less than the Conversion Price in effect for the Series A Preferred Stock immediately prior to the date such obligation or shares are issued, the maximum number of shares of Common Stock issuable upon the conversion or exchange of such obligations or shares shall be deemed issued as of the date such obligations or shares are issued, and the amount of the consideration received by the Corporation for such additional shares of Common Stock shall be deemed to be the total of the amount of consideration received by the Corporation upon the issuance of such obligations or shares, as the case may be, plus the minimum aggregate consideration, if any, other than such obligations or shares, receivable by the Corporation upon such conversion or exchange, except in adjustment of dividends.

                           (5)  The amount of the consideration received by the
Corporation upon the issuance of any rights or options referred to in subsection
(3) above or upon the issuance of any obligations or shares which are convertible or exchangeable as described in subsection (4) above, and the amount of the consideration, if any, other than such obligations or shares so convertible or exchangeable, receivable by the Corporation upon the exercise, conversion or exchange thereof shall be determined in the same manner provided in subsections (h)(1) and (2) above with respect to the consideration received by the Corporation in case of the issuance of additional shares of Common Stock. On the expiration of any rights or options referred to in subsection (3), or the termination of any right of conversion or exchange referred to in subsection
(4), the Conversion Price then in effect for the Series A Preferred Stock shall forthwith be readjusted to such Conversion Price as would have obtained had the adjustments made upon the issuance of such option, right or convertible or exchangeable securities been made upon the basis of the delivery of only the number of shares of Common Stock actually delivered upon the exercise of such rights or options or upon the conversion or exchange of such securities.

                           (6)  Anything herein to the contrary notwithstanding,
the Corporation shall not be required to make any adjustment of the Conversion Price in the case of (A) the sale and issuance by the Corporation of up to 811,160 shares of Common Stock or rights or options to purchase shares of Common Stock, net of repurchases and expired or canceled options, (as adjusted for stock splits, stock dividends, reorganizations and the like) to officers, directors, employees and consultants of the Corporation; (B) the issuance of Common Stock upon the conversion of outstanding Series A Preferred Stock; or (C) the issuance of up to 379,869 shares of Common Stock upon the exercise of Warrants issued to the holders of Series A Preferred Stock.

               (i) Upon the occurrence of each adjustment or readjustment of the Conversion Price for any series of Preferred Stock pursuant to this Subsection 5, the Corporation at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and prepare and furnish to each holder of Preferred Stock a certificate setting forth such adjustment or readjustment showing in detail the facts upon which such adjustment or readjustment is based. The Corporation shall, upon the reasonable written request at any time of any holder of Preferred Stock, furnish or cause to be furnished to such holder a like certificate setting forth (i) such adjustments and readjustments, and (ii) the number of shares of Common Stock and the amount, if any, of other property which at the time would be received upon the conversion of the Preferred Stock.

               (j) In the event the Corporation at any time or from time to time makes, or fixes a record date for the determination of holders of Common Stock entitled to receive any distribution payable in securities or other property of the Corporation other than Common Stock and other than as otherwise adjusted in this Subsection 5, then and in each such event provision shall be made so that the holders of Preferred Stock shall receive upon conversion thereof, in addition to the number of shares of Common Stock receivable thereupon, the amount of securities and other property of the Corporation which they would have received had their shares of Preferred Stock been converted into shares of Common Stock on the date of such event and had they thereafter, during the period from the date of such event to and including the date of conversion, retained such securities and other property receivable by them as aforesaid during such period, subject to all other adjustments called for during such period under this Subsection 5 with respect to the rights of the holders of Preferred Stock.

               (k) Any notices required by the provisions of this Subsection 5 to be given to the holders of shares of Preferred Stock shall be deemed given if deposited in the United States mail, first class, postage prepaid and addressed to each holder of record at its address appearing on the books of the Corporation.

          6.   Changes.  So long as shares of Series A Preferred Stock are
               -------
outstanding, the Corporation shall not, without first obtaining the approval by vote or written consent, in the manner provided by law, of the holders of at least a majority of the total number of shares of Series A Preferred Stock outstanding, voting separately as a class: (1) alter or change any of the powers, preferences, privileges or rights of the Series A Preferred Stock; (2) increase the authorized number of shares of Preferred Stock; (3) amend the provisions of this Section 6; (4) undertake or effect any consolidation or merger of the Corporation with or into another corporation or any acquisition by or the conveyance of all or substantially all of the assets of the Corporation to another person; (5) create any new series of Preferred Stock; (6) amend this Certificate of Incorporation of the Corporation; (7) declare or pay any dividends on the Corporation's capital stock; (8) redeem or repurchase any outstanding stock other than (i) from employees, consultants or directors upon the termination of their employment or services pursuant to agreements providing for such repurchases; and (ii) up to 1,708,140 shares of Common Stock to be repurchased on or before October 31, 1994; or (9) increase the size of the Board of Directors to more than four directors.

     FIFTH:  The following provisions are inserted for the management of the
     -----
business and the conduct of the affairs of the Corporation, and for further definition, limitation and regulation of the powers of the Corporation and of its directors and stockholders:

          A. The business and affairs of the Corporation shall be managed by or under the direction of the Board of Directors. In addition to the powers and authority expressly conferred upon them by statute or by this Certificate of Incorporation or the By-Laws of the Corporation, the directors are hereby empowered to exercise all such powers and do all such acts and things as may be exercised or done by the Corporation.

          B. The directors of the Corporation need not be elected by written ballot unless the By-Laws so provide.

     SIXTH:
     -----

          A. The number of directors shall initially be four (4) and, thereafter, subject to the rights of the holders of any outstanding series of Preferred Stock, shall be fixed from time to time exclusively by the Board of Directors pursuant to a resolution adopted by a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any such resolution is presented to the Board for adoption). Subject to the rights of the holders of any series of Preferred Stock then outstanding, a vacancy resulting from the removal of a director by the stockholders as provided in Article SIXTH, Section C below may be filled at a special meeting of the stockholders held for that purpose. All directors shall hold office until the expiration of the term for which elected, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director.

          B. Subject to the rights of the holders of any series of Preferred Stock then outstanding, newly created directorships resulting from any increase in the authorized number of directors or any vacancies in the Board of Directors resulting from death, resignation or other cause (other than removal from office by a vote of the stockholders) may be filled only by a majority vote of the directors then in office, though less than a quorum, and directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director. No decrease in the number of directors constituting the Board of Directors shall shorten the term of any incumbent director.

          C. Subject to the rights of the holders of any series of Preferred Stock then outstanding, any directors, or the entire Board of Directors, may be removed from office at any time, with or without cause, but only by the affirmative vote of the holders of at least a majority of the voting power of all of the then outstanding shares of capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class. Vacancies in the Board of Directors resulting from such removal may be filled by a majority of the directors then in office, though less than a quorum, or by the stockholders as provided in Article SIXTH, Section A above. Directors so chosen shall hold office for a term expiring at the next annual meeting of stockholders at which the term of office of the class to which they have been elected expires, and until their respective successors are elected, except in the case of the death, resignation, or removal of any director.

     SEVENTH:  The Board of Directors is expressly empowered to adopt, amend or
     -------
repeal By-Laws of the Corporation. Any adoption, amendment or repeal of By-Laws of the Corporation by the Board of Directors shall require the approval of a majority of the total number of authorized directors (whether or not there exist any vacancies in previously authorized directorships at the time any resolution providing for adoption, amendment or repeal is presented to the Board). The stockholders shall also have power to adopt, amend or repeal the By-Laws of the Corporation. Any adoption, amendment or repeal of By-Laws of the Corporation by the stockholders shall require, in addition to any vote of the holders of any class or series of stock of the Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least sixty-six and two-thirds percent (66-2/3%) of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class.

     EIGHTH:  A director of the Corporation shall not be personally liable to
     ------
the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except for liability (i) for any breach of the director's duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involved intentional misconduct or a knowing violation of law, (iii) under Section 174 of the Delaware General Corporation Law, or (iv) for any transaction from which the director derived an improper personal benefit.

          If the Delaware General Corporation Law is hereafter amended to authorize the further elimination or limitation of the liability of a director, then the liability of a director of the Corporation shall be eliminated or limited to the fullest extent permitted by the Delaware General Corporation Law, as so amended.

          Any repeal or modification of the foregoing provisions of this Article EIGHTH by the stockholders of the Corporation shall not adversely affect any right or protection of a director of the Corporation existing at the time of such repeal or modification.

     NINTH:  The Corporation shall, to the fullest extent permitted by Section
     -----
145 of the General Corporation Law of the State of Delaware, as the same may be amended and supplemented, indemnify any and all persons whom it shall have power to indemnify under said section from and against any and all of the expenses, liabilities or other matters referred to in or covered by said section, and the indemnification provided for herein shall not be deemed exclusive of any other rights to which those indemnified may be entitled under by bylaw, agreement, vote of stockholders or disinterested directors or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of the heirs, executors and administrators of such person.

     TENTH:  The Corporation reserves the right to amend or repeal any provision
     -----
contained in this Certificate of Incorporation in the manner prescribed by the laws of the State of Delaware and all rights conferred upon stockholders are granted subject to this reservation; provided, however, that, notwithstanding
                                     --------  -------
any other provision of this Certificate of Incorporation or any provision of law which might otherwise permit a lesser vote or no vote, but in addition to any vote of the holders of any class or series of the stock of this Corporation required by law or by this Certificate of Incorporation, the affirmative vote of the holders of at least 66-2/3% of the voting power of all of the then outstanding shares of the capital stock of the Corporation entitled to vote generally in the election of directors, voting together as a single class, shall be required to amend or repeal this Article TENTH, Article FIFTH, Article SIXTH, Article SEVENTH, Article EIGHTH, or Article NINTH.

     The foregoing Restated Certificate of Incorporation has been approved by the Board of Directors of the Corporation.

     The foregoing Restated Certificate of Incorporation has been approved by the outstanding shares of the Corporation in accordance with Sections 242 and 245 of the Delaware General Corporation Law.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed by Christopher A. Crane, its President, and attested to by Robert C. Beasley, its secretary, on October ___, 1994.


                                   _____________________________________________
                                   Christopher A. Crane, President


                      ATTEST:      _____________________________________________
                                   Robert C. Beasley, Secretary

                                   EXHIBIT H

                             Schedule of Contracts

                                  SCHEDULE H
                                  ----------

Material Contracts

          Attached

Agreements with Officers, Directors, Stockholders, Consultants, Employees.

          1.   Employment Agreements with each of the following:

               a.   Chris Crane
               b.   Karen Goodrum*
               c.   Craig Farrington*
               d.   Chris Fenton*
               e.   David Webb*
               f.   Lori Reisinger*
               g.   Robert Beasley*

          2. Confidentiality and Proprietary Information Agreements with all employees, except those employees listed on Exhibit 3.8 to Exhibit B.

          3. Indemnification Agreements with all Directors and the following officers:

               a.   Chris Crane*
               b.   Karen Goodrum*
               c.   Craig Farrington*
               d.   Chris Fenton*
               e.   David Webb*
               f.   Lori Reisinger*
               g.   Robert Beasley*

          4. Stockholder Buy-out and Voting Rights Agreement dated as of October 14, 1994 among the Company, Beasley, Crane and Summit.

          5. $79,294 loans from the Company to Beasley, which are payable October, 1994 and are expected to be repaid by Beasley with proceeds he receives when the Company repurchases certain of his Shares.

          6. $190,000 loan from the Company to Beasley, which is expected to be forgiven immediately after the Closing.

          7.   Non-compete Agreement between the Company and Beasley.


_____________
  * Form of agreement has been provided to Summit. It is anticipated that the actual agreements will be executed shortly after the closing.

Business Real Estate Information Corp.
Leases, Contracts, Commitments
Page 2

EQUIPMENT LEASES (Cont')
----------------

Ford Motor Corp.
Acct.  No. FN A321 335R
Term: 48 months
Start: 01/26/94
Vehicle: FORD Escort 1993
Lease Payment: $277.30/month
Original Loan: $12,305.65

G.E. Capital
Lease No. 6519146-001
Term: 60 Months
Start: 5/16/94
Equipment: Executone Telephone Equipment
Lease Payment: $1,521.89/month
Original Loan: $64,805.00

Avnet/AT&T Capital Corporation
Lease No.
Term: 60 months
Start: 07/25/94
Equipment: HP 9000 Computer
Lease Payment: $744.57/ month
Original Loan: $32.121.40

Sybuse Financial Services, Inc.
Agreement # 509662
Term: 36 months
Start: 7/15/94
Equipment: Sybase Software
Lease Payment: $916.91/month
Original Loan: $26,120.00

Sybase Financial Services, Inc.
Agreement #
Term: 36 months
Start: 10/21/94
Equipment: Sybuse Software
Term Payment: $1,025.39/month
Original Loan: $29,255.00

Business Real Estate Information Corp.
Leases, Contracts, Commitments
Page 3

EQUIPMENT LEASES (Cont')
----------------

Canon Financial Service
Lease No. 001-0050913-001
Term: 60 Months
Start: 09/20/94
Equipment: 3 Canon Copiers
Lease Payment: $457.18/month
Original Loan: $20,628.00

OFFICE LEASES
-------------

Lessor:  Mutual Benefit Life Insurance Co.
c/o Vestar Property Management
Lease Address: 5060 N. 40th Street #111
Phoenix, AZ 95018
Start:  11/15/93
Term: 49 months
Effective Rent: $1,109.63/month

Lessor:  Hugh W. Klebahn as Trustee for the
Jane K. Molyneux Trust
c/o Hanford, Freund & Company
Lease Address: 870 Mitten Road
Burlingame, CA 94010
Start: 05/01/94
Term: 64 months
Effective Rent: $2,967.00/month

Lessor: COMPS Plaza Associates, Ltd.
c/o McKellar Properties
Lease Address: 9888 Carroll Centre Road
San Diego, CA 92126
Start: 07/01/94
Term: 96 months
Effective Rent/Month: $22,287.00*

*Reflects $4.00/sf tenant improvement expense; TI expense above that amount will be amortized over the life of the lease at an additional amount or approximately $1,800 - $2,000 per month.

Business Real Estate Information Corp.
Leases, Contracts, Commitments
Page 4

OFFICE LEASES (Cont')
-------------

Lessor: Suite 900 Associates
Lease Address: 7799 Leesburg Pike, Suite 900N
Falls Church, VA 22043
Start: 11/01/94
Term: 6 months
Effective Rent/Month: $825.00

NOTES RECEIVABLE
----------------

Robert C. Beasley
3411-A Reynard Way
San Diego, CA 92103
$75,294.04

Robert C. Beasley
3411-A Reynard Way
San Diego, CA 92103
$83,837.15

Robert C. Beasley
341 1-A Reynard Way
San Diego, CA 92103
$116,038.00

CONTRACTS
---------

DataQuick Information Systems
9171 Town Centre Drive, Suite 600
San Diego, CA 92122
Don Cohn, President
(619) 455-6900

Insurance Services Office, Inc. (ISO)
7 World Trade Centre
New York, NY 10048
Carole Banfield, Senior Vice President

Business Real Estate Information Corp.
Leases, Contracts, Commitments
Page 5

CONTRACTS (Con't)
---------

Grubb & Ellis
500 N. State College Blvd., #100
Orange, CA 92668
Contact: John Allen
Contract Amount: $25,000.00

BANKING RELATIONSHIPS
---------------------

Bank:   Union Bank
        7907 Girard Avenue
        La Jolla, CA 92037
        Randall T. Vogan, Commercial Loan Officer
        (619) 551-4764

        Current Facility
        ----------------

        Current Line of Credit:                      Renews 11/01/94

               Total Amount:                         $ 90,000.00
               Total Available                       $ 90,000.00

        Term Loan:

               Total Amount                          $175,000.00
               Advances:                             $134,076.87

               Amount Available:                     $ 40,923.13

          Requested Facility
          ------------------

          Line of Credit:                            $300,000.00
          Term Loan:                                 $460,000.00

                                   EXHIBIT I

                               Voting Agreement

                               VOTING AGREEMENT
                               ----------------

     THIS VOTING AGREEMENT (the "Agreement") is entered into as of October 14, 1994, by and among COMPS InfoSystems, Inc., a Delaware corporation (the "Company"), Christopher A. Crane ("Crane"), and the purchasers (the "Purchasers") of Series A Preferred Stock of the Company pursuant to the Stock and Warrant Purchase Agreement dated as of even date herewith (the "Stock and Warrant Purchase Agreement").

                                   RECITALS
                                   --------

     1. Crane is the holder of a majority of the Company's Common Stock. The Purchasers are the holders of all of the Company's Series A Preferred Stock.

     2. As an inducement to the Purchasers to purchase the Series A Preferred Stock of the Company, Crane is executing this Agreement. As an inducement to Crane to execute this Agreement, the Purchasers are executing this Agreement.

                                   AGREEMENT
                                   ---------

     NOW, THEREFORE, the parties hereto agree as follows:

     1.   Voting of Shares.  Until the termination of this Agreement in
          ----------------
accordance with Section 4 below, Crane will vote all shares of Common Stock of the Company then within his control, at any annual or special meeting of the stockholders of the Company, or in any action by written consent of the stockholders of the Company in order to cause and maintain the election to the Board of Directors of one director to be elected by the holders of the Company's Common Stock who is mutually acceptable to Crane and the Purchasers holding a majority of the outstanding Series A Preferred Stock. A nominee shall be deemed to be acceptable to the Purchasers if they have consented in writing to his or her election.

     2.   Legends on Stock Certificates.  The certificates representing shares
          -----------------------------
held by Crane shall bear the following legend:

     "The shares represented by this certificate are subject to the limitations, restrictions and other terms and conditions of a Voting Agreement dated October 14, 1994, on file with the Company."

     3.   Application of Agreement to After-Acquired Shares.  All of the
          -------------------------------------------------
provisions of this Agreement shall apply to, and the term "Shares" as used herein shall include, all of the shares of Common Stock and Preferred Stock of the Company, whether issued before or after the Closing Date (as defined in the Stock and Warrant Purchase Agreement) and all securities issued as a replacement for the Shares or with respect to the Shares as a result of any stock dividend, stock split or other similar event.

     4.   Term of the Agreement.  This Agreement shall terminate on the earlier
          ---------------------
of (a) the consummation by the Company of any underwritten public offering of the Company's securities in which the gross proceeds to the Company equal or exceed $10,000,000 at a purchase price of

$3.52 per share (as adjusted for stock splits, stock dividends, reorganizations and the like), (b) the sale of the Company (through a merger, consolidation, sale of all or substantially all of its assets or stock), or (c) the effective time of the liquidation of the Company.

     5.   Binding Effect on Transferees.  This Agreement and all of the terms,
          -----------------------------
covenants, and conditions herein contained, shall be binding upon and inure to the benefit of all of the parties hereto and their respective transferees, successors, heirs, executors, administrators and assigns. A condition precedent to the transfer of any of the Common Stock of the Company to any third party by Crane is that the transferee shall become a party to this Agreement and shall execute any and all instruments, and take all other actions, necessary to carry out the purposes of this Agreement. Notwithstanding the foregoing, this Agreement shall not bind any transferee of Crane that is a not-for-profit charitable organization, provided, however, that the foregoing exception shall
                         --------  -------
no longer apply following the transfer by Crane of an aggregate of up to 257,000 of the Company's common stock by Crane to not-for-profit charitable organizations.

     6.   Severability.  Wherever there is any conflict between any provision of
          ------------
this Agreement and statute, law, regulation or judicial precedent, the latter shall prevail, but in such event the provisions of this Agreement thus affected shall be curtailed and limited only to the extent necessary to bring it within the requirement of the law. In the event that any part, section, paragraph, or clause of this Agreement shall be held by a court of proper jurisdiction to be indefinite, invalid or otherwise unenforceable, the entire Agreement shall not fail on account thereof, but the balance of the Agreement shall continue in full force and effect unless such construction would clearly be contrary to the intentions of the parties.

     7.   Miscellaneous.
          -------------

          (a)  Waivers and Amendments.  With the written consent of Crane, the
               ----------------------
holders of a majority of the Series A Preferred Stock purchased by the Purchasers and the Company, this Agreement may be amended and the obligations of Crane under this Agreement may be waived (either generally or in a particular instance, either retroactively or prospectively, and either for a specified period of time or indefinitely).

          (b)  Governing Law.  This Agreement shall be executed and entered into
               -------------
in the State of Delaware and is to be governed by and interpreted under the laws of the that state.

          (c)  Entire Agreement.  This Agreement constitutes the entire
               ----------------
agreement between the parties with respect to the matters referred to herein, and no prior or contemporaneous agreement or understanding shall be effective for any purpose.

          (d)  Heading.  The paragraph headings herein have been inserted for
               -------
convenience only, and are not intended to restrict, construe, or modify in any manner any of the terms and provisions hereof.

          (e)  Counterparts.  This Agreement may be executed in any number of
               ------------
counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

          (f)  Delays or Omissions.  It is agreed that no delay or omission to
               -------------------
exercise any right, power or remedy accruing to any party hereto, upon any breach or default of any other party hereto shall impair such right, power or remedy, nor shall it be construed to be a waiver of any such breach or default, or any acquiescence herein, or of or in any similar breach or default thereafter occurring. It is further agreed that any waiver, permit, consent or approval of any kind or character on the part of the party hereto of any breach or default under this Agreement, or any waiver of any provisions or conditions of this Agreement must be in writing and shall be effective only to the extent specifically set forth in such writing and that all remedies, either under this Agreement, or by law or otherwise afforded to such party, shall be cumulative and not alternative.

          (g)  Specific Performance.  The parties will be entitled to enforce
               --------------------
their rights under this Agreement specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this agreement and to exercise all other rights existing in their favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violation of the provisions of this Agreement.

          (h)  Dispute Resolution.  The parties acknowledge and agree that time
               ------------------
is of the essence in resolving any dispute that may arise in connection with this Agreement. Except as set forth herein, any controversy or claim arising out of or relating to this Agreement, or the breach thereof, that cannot be resolved between the parties in a timely manner shall be settled by binding arbitration in accordance with the Commercial Arbitration Rules of the American Arbitration Association ("AAA"). The expenses of the arbitration, including the arbitrator's fees, expert witness fees, and attorneys' fees, may be awarded to the prevailing party, in the discretion of the arbitrator, or may be apportioned between the parties in any manner deemed appropriate by the arbitrator. Unless and until the arbitrator decides that one party is to pay for all (or a share) of such expenses, the Company shall pay all reasonable expenses, including legal and accounting fees and costs arising in connection with enforcement of this Agreement or the Collateral Agreements. The parties shall keep confidential the decision of the arbitrator. Notwithstanding the foregoing, the parties may disclose information about such decision to persons who have a need to know, such as directors, trustees, management employees, witnesses, experts, investors, attorneys, lenders, insurers, and others who may be affected. Once the arbitration award has become final, if the arbitration award is not promptly satisfied, then these confidentiality provisions shall no longer be applicable. Notwithstanding the foregoing, any party may seek equitable

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first above written.

                              COMPS INFOSYSTEMS, INC.

                              By:__________________________________________
                              Title:_______________________________________


                              _____________________________________________
                              Christopher A. Crane, in his individual capacity

                              PURCHASERS:

                              SUMMIT VENTURES III, L.P.

                              By:  Summit Partners III, L.P.
                                   General Partner

                                   By:  Stamps, Woodsum & Co. III,
                                        General Partner

                                   By:_____________________________________
                                        General Partner

                              SUMMIT INVESTORS II, L.P.

                              By:__________________________________________
                                   General Partner

                                   EXHIBIT J

                          Form of Opinion of Counsel

                               October 14, 1994

Summit Ventures III, L.P.
Summit Investors II, L.P.
409 Hamilton Avenue, Suite 200
Palo Alto, California 94301

          Re:  COMPS InfoSystems, Inc.:  4,270,336 Shares of Series A Preferred
               ----------------------------------------------------------------
               Stock and 379,869 Warrants to Purchase Shares of Class B Common
               ---------------------------------------------------------------
               Stock
               -----

Ladies and Gentlemen:

          We have acted as counsel to COMPS InfoSystems, Inc., a Delaware corporation (the "Company"), in connection with the sale to Summit Ventures III, L.P. and Summit Investors II, L.P. (together, "Summit") on the date hereof by the Company of 4,270,336 shares (the "Shares"), of Series A Preferred Stock of the Company, par value $.01 per share (the "Preferred Stock"), and warrants (the `Warrants'), to purchase 379,869 shares of the Class B Common Stock of the Company, par value $.01 per share (the "Class B Common Stock"), pursuant to that certain Stock and Warrant Purchase Agreement dated as of October 14, 1994 (the "Agreement") among Summit and the Company. This opinion is being rendered to you pursuant to Section 5.1(i) of the Agreement. Capitalized terms used in the Agreement, used herein, and not otherwise defined herein shall have the meanings given them in the Agreement.

          As such counsel, we have made such legal and factual examinations and inquiries as we have deemed necessary or appropriate for purposes of this opinion, except where a statement is qualified as to knowledge or awareness, in which case we have made no or limited inquiry as specified below. We have examined, among other things, the following:

          (a)  The Agreement;

          (b) The Voting Agreement, the Warrants, the Right of First Refusal and Co-Sale Agreement, and the Investors Right Agreement, each between Summit and the Company and each dated as of October 14, 1994 and the Shareholders' Buy-out and Voting Agreement among Summit, the Company and the Shareholders named therein, dated as of October 14, 1994;

          (c) The notes, loan agreements, mortgages, deeds of trust, security agreements and other written agreements and instruments creating, evidencing or securing indebtedness of the Company for borrowed money, identified to us by an officer of the

Summit Ventures III, L.P.
Summit Investors II, L.P.
October 14, 1994
Page 2

     Company as material to the Company, and the other agreements listed on Exhibit H to the Agreement (the "Material Agreements");

          (d) The Restated Certificate of Incorporation (the "Restated Certificate") and Bylaws of the Company (together, the "Governing Documents");

          (e) Court and administrative orders, writs, judgments, injunctions and decrees specifically directed to the Company and identified to us by an officer of the Company as material to the Company (the "Court Orders");

          (f) Records of the Company with respect to the issuance and transfer of capital stock and options;

          (g) Minutes of the meetings of the Board of Directors and Stockholders of the Company and various written consents provided to us by the officers of the Company;

          (h) A certificate of good standing from the Secretary of State of Delaware;

          (i) A certificate of good standing from the Secretary of State of California; and

          (j) A certificate from certain of the Company's officers as of the date hereof.

          (k) The Agreement and Plan of Merger between the Company and Business Real Estate Information Corp.. a California corporation ("BREIC"), dated as of September 29, 1994 (the "Merger Agreement"), relating to the statutory merger of BREIC with the Company on the terms and conditions set forth in the Merger Agreement (the "Merger"); and

          (l) The Certificate of Ownership and Merger of BREIC into the Company, dated September 29, 1994 (the "Merger Certificate").

          The documents described in subsections (a) - (b) above are referred to herein collectively as the "Documents." In such examination, we have assumed the genuineness of all signatures, the authenticity of all documents submitted to us as originals, and the conformity to authentic original documents of all documents submitted to us as copies. In rendering this opinion, we have relied on and assumed the correctness and completeness of certificates of government officials and reports of professional filing service companies. As to questions of fact, we have been furnished with, and with your consent have exclusively relied upon, certificates of officers and representatives of the Company. In addition, we assumed that the representations and warranties of Summit set forth in the Documents are true and correct as of the date hereof, including without limitation the representation that each of the Purchasers is an "accredited investor" as defined under Regulation D pursuant to the Securities Act of 1933, as amended (the "Act").

Summit Ventures III, L.P.
Summit Investors II, L.P.
October 14, 1994
Page 3

          To the extent that the obligations of the Company may be dependent upon such matters, we assume for purposes of this opinion that: all parties to the Documents other than the Company have complied with any applicable requirement to file returns and pay taxes under the Franchise Tax Law of the State of California; all parties to the Documents other than the Company are duly organized, validly existing and in good standing under the laws of their respective jurisdictions of organization; all parties to the Documents other than the Company have the requisite power and authority to execute and deliver the Documents and to perform their respective obligations under the Documents to which they are a party; and the Documents to which such parties other than the Company are a party have been duly authorized, executed and delivered by such parties and constitute their legally valid and binding obligations, enforceable against them in accordance with their terms. We express no opinion as to compliance by all parties to the Documents other than the Company with any state or federal laws or regulations applicable to the subject transactions because of the nature of their business.

          Where statements in our opinion are qualified by the term "material," those statements involve judgments and opinions as to the materiality or lack of materiality of any matter to the Company or its business, prospects, assets or financial condition, which are entirely those of the Company and its officers, after having been advised by us as to the legal effect of such matters; however, such opinions and judgments are not known by us to be incorrect.

          Whenever a statement herein is qualified by `to the best of our knowledge" or a similar phrase, it is intended to indicate that those attorneys in this firm who have rendered legal services in connection with the sale of the Shares and the Warrants do not have current actual knowledge of the inaccuracy of such statement. However, except as otherwise expressly indicated, we have not undertaken any independent investigation to determine the accuracy of any such statement, and no inference that we have any knowledge of any matters pertaining to such statement should be drawn from our representation of the Company.

          The opinions hereinafter expressed below are subject to the following qualifications:

          (a) Our opinion is qualified and no opinion is given to the extent that the enforceability of any agreement entered into by the Company, including the Documents, may be limited by, or such agreements and the transactions contemplated thereby may be subject to or affected by, the effect of general principles of equity, including without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief (regardless of whether considered in a proceeding in equity or at law), or that may otherwise contravene public policy;

          (b) Our opinion is qualified and no opinion is given to the extent that the enforceability of any agreement entered into by the Company, including the Documents, may be limited by, or such agreements and the transactions contemplated thereby may be subject to or affected by: (i) the effect of bankruptcy, reorganization, insolvency, liquidation, readjustment of debt, arrangement, moratorium or other similar laws now or hereinafter in effect relating to or

Summit Ventures III, L.P.
Summit Investors II, L.P.
October 14, 1994
Page 4

affecting the rights of creditors or (ii) any other laws or statutes which modify, affect or invalidate any remedial, contribution or indemnification provisions set forth in such agreements;

          (c)  We express no opinion with respect to the enforceability of
Section II(F) of the Investors Rights Agreement;

          (d) Our opinion is qualified and no opinion is given to the extent that certain rights, remedies and waivers contained in the Documents may be limited or rendered ineffective by applicable California laws or judicial decisions governing such provisions, but such laws or judicial decisions do not render the Documents invalid or unenforceable as a whole;

          (e) We express no opinion as to the Company's compliance with the securities laws, rules and regulations of any state other than California, or with the antifraud provisions of state (including California) and federal laws, rules and regulations concerning the issuance of securities;

          (f) We express no opinion as to the enforceability of any of the agreements (other than the Documents) attached as exhibits to the Agreement;

          (g) We are opining herein as to the effect on the subject transaction only of the federal laws of the United States, the internal laws of the State of California and the General Corporation Law of Delaware, and we express no opinion with respect to the applicability thereto, or the effect thereon, of the laws of any other jurisdiction or in the case of Delaware, any other laws, or as to any matters of municipal law or the laws of any other local agency within any state;

          (h) Our opinion is limited by the effect of and subject to any disclosures or exceptions contained in or referred to in the Documents, including, without limitation, those contained in the Officer's Certificate delivered by the Company at the Closing pursuant to the Agreement;

          (i) We express no opinion as to matters concerning intellectual property, (including, without limitation, patents, trademarks, maskworks, trade secrets and copyrights), real estate or employment matters;

          (j) We have assumed that there are no agreements, contracts, understandings or negotiations among the parties to any agreement as to which we are required to opine, that would modify the terms of such agreements or the respective rights or obligations of the parties thereunder;

          (k) We express no opinion as to compliance with the antitrust provisions of federal or state statutory or common law;

          (1) With respect to our opinion in paragraph 1, we have relied solely upon certificates (or the verbal acknowledgement) of the Secretary of State of Delaware to the effect that the Company is duly incorporated and in good standing under the laws of the Delaware.

Summit Ventures III, L.P.
Summit Investors II, L.P.
October 14, 1994
Page 5

          Based upon and subject to the foregoing, it is our opinion that, as of the date hereof:

          1. The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware with corporate power and authority to own its properties and to conduct its business. Based solely on certificates from public officials, we confirm that the Company is qualified to do business in California.

          2. To our knowledge, the Company does not control, directly or indirectly, any other corporation, partnership, joint venture or business entity.

          3. The Company has the corporate power to execute and deliver the Documents and to consummate the transactions contemplated thereby. The execution and delivery by the Company of the Documents and the consummation of the transactions contemplated thereby have been duly authorized by all necessary corporate action on the part of the Company, including all necessary stockholder approvals. Each of the Documents has been duly executed and delivered by the Company, and constitutes a legally valid and binding obligation of the Company, enforceable against the Company in accordance with its terms.

          4. The authorized capital stock of the Company is 25,000,000 shares of Common Stock, par value $.01 per share (the "Common Stock") and 5,000,000 shares of Preferred Stock. The first series of common stock is comprised of 22,500,000 shares designated "Clan A Common Stock". The second series of common stock is comprised of 2,500,000 shares designated "Class B Common Stock". Immediately prior to the Closing (but after the filing of the Restated Certificate), there were issued and outstanding 6,482,000 shares of Class A Common Stock, no shares of Class B Common Stock, and no shares of Preferred Stock. The rights of the Class A Common Stock are as set forth in the Restated Certificate. All issued and outstanding shares of Class A Common Stock have been duly authorized and validly issued are fully paid and nonassessable and, to our knowledge, are free of any preemptive rights contained in the Governing Documents of the Company. The issuance of the outstanding shares of Class A Common Stock did not, to our knowledge, require any consents, approvals, authorizations, registrations or filings by the Company under any Federal, California or Delaware statute, rule or regulation applicable to the Company, except such as have been or will be obtained or made. To our knowledge, except for (i) the rights, preferences and privileges of the Class B Common Stock and the Preferred Stock as set forth in the Restated Certificate of Incorporation, a certified copy of which is being provided to you at the Closing, (ii) the rights set forth in the Agreement and the exhibits thereto, (iii) the shares of Class B Common Stock issuable upon the exercise of outstanding stock options under the Company's Stock Option Plan, and (iv) the Warrants issued to you, there are no outstanding rights, options, warrants, conversion rights or agreements for the purchase or acquisition from the Company of any shares of its capital stock.

          5. The Class A Common Stock issuable upon conversion of the Shares and conversion of the Class B Common Stock (including the Class B Common Stock issuable upon exercise of the Warrants) has been duly and validly reserved. The Class B Common Stock issuable upon exercise of the Warrants has been duly and validly reserved. The Shares, the Class

Summit Ventures III, L.P.
Summit Investors II, L.P.
October 14, 1994
Page 6

A Common Stock issuable upon conversion of the Shares and upon conversion of the Class B Common Stock, and the Class B Common Stock issuable upon exercise of the Warrants, when issued in compliance with the provisions of the Company's Restated Certificate or the provisions of the Warrants, will be validly issued, fully paid and nonassessable. To our knowledge, (i) upon the issuance and delivery by the Company of the Shares and payment by the Purchasers therefor in accordance with the terms of the Agreement, the Purchasers will acquire such Shares free of any lien, encumbrance or restriction on transfer (except for any transfer restrictions arising under federal or state securities laws or any lien, encumbrance or transfer restrictions created by the Purchasers) and (ii) upon the issuance and delivery by the Company of the Warrants and payment by the Purchasers therefor in accordance with the terms of the Agreement, the Purchasers will acquire such Warrants free of any lien, encumbrance or restriction on transfer (except for any transfer restrictions arising under federal or state securities laws or any lien, encumbrance or transfer restrictions created by the Purchasers). To our knowledge, except as set forth in the Agreement and the exhibits thereto, no person has any preemptive rights or any right of first refusal in connection with the issuance of the Shares or any future issuances of securities by the Company other than those held by the Purchasers.

          6. The execution and delivery of the Documents do not: (i) to our knowledge, violate any federal, California or Delaware statute, rule or regulation applicable to the Company, (ii) violate the provisions of the Governing Documents of the Company or, (iii) to our knowledge, conflict with or constitute a material default under the Material Agreements or the Court Orders.

          7. The execution and delivery of the Documents and the issuance and sale of the Shares and the Warrants do not, to our knowledge, require any consents, approvals, authorizations, registrations, declarations or filings by the Company under any federal, California or Delaware statute, rule or regulation applicable to the Company, except such as have been or will be obtained.

          8. To our knowledge, except as set forth in the Agreement or the exhibits thereto, there are no actions, proceedings or investigations pending against the Company, nor has the Company received any threat thereof, which questions the validity of the Documents or the right of the Company to enter into the Documents that, if adversely decided, would have a material adverse effect upon the business or financial condition of the Company taken as a whole.

          9. The offer, sale and issuance pursuant to the terms of the Agreement of the Shares and the Warrants is exempt (i) from the registration requirements of Section 5 of the Act, and (ii) from the qualification requirements of the Corporate Securities Law of the State of California (the "California Securities Law") pursuant to Section 25102 (f) of the California Securities Law; and, under the Act and the California Securities Law as they presently exist, the issuance of the Class A Common Stock issuable upon conversion of the Shares and upon conversion of the Class B Common Stock, and of the issuance of the Class B Common Stock issuable upon exercise of the Warrants, when issued in conformity with the terms of the Restated Certificate, will be exempt from such registration and qualification requirements.

Summit Ventures III, L.P.
Summit Investors II, L.P.
October 14, 1994
Page 7

          10. Upon the filing of the Merger Certificate with the Secretary of State of Delaware, the Merger shall have been duly consummated in accordance with the General Corporation Law of the State of Delaware with the effect provided therein and in Article I of the Merger Agreement.

          This opinion is rendered only to you and is solely for your benefit in connection with the transactions covered hereby. This opinion may not be relied upon by you for any other purpose, or furnished to, quoted to or relied upon by any other person, firm or corporation for any purpose, without our prior written consent.

                                             Very truly yours,